UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

Myriad Genetics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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‘‘At our core we are a genetics and information company. Our goal is to empower patients, as consumers, and their physicians and our payer partners with the data to help guide treatment decisions, improve clinical outcomes and lower healthcare costs. As we look forward, we are confident we can deliver on our mission to be a trusted advisor, and the opportunity to transform our business, and strategically position Myriad Genetics for sustainable growth and profitability.’’

Paul J. Diaz, President and CEO, Myriad Genetics

October 15, 2020

Dear Stakeholders,

From its beginning 29 years ago, Myriad Genetics has been in the business of improving and saving lives by unlocking the power of genetics and precision medicine. We empower patients with the information they need to take control of their own health and wellness, and healthcare professionals with data-driven genetic insights to better diagnose, treat and prevent disease. Our purpose is clear and our mission has never been more relevant than it is today. This ability to proactively impact patients, and accelerate the transition to a healthcare system that is patient-centered, and focused on prevention and early detection is what compelled me to join Myriad Genetics. It is a passion shared by my 2,700 Myriad teammates around the world.

Market trends

The challenges and pressures on our current healthcare system reinforce the opportunity for Myriad Genetics to play a meaningful role in transforming healthcare and precision medicine, building on our long-standing record of innovation and leadership in women’s health, oncology and neuroscience.

These trends include:

-	Accelerating shifts in consumer engagement, early detection, home-based care models, telemedicine and virtual care

-	Dramatic changes and disruption in the way outpatient care is delivered in the wake of the COVID-19 pandemic, coupled with broadened awareness of the vital role of diagnostic testing

-	Expanding access to clinical-grade, genetic solutions for underserved populations with increased focus on disparities in healthcare outcomes and access for challenged communities

-	Growth in personalized medicine and the interest in new partnership models to advance companion diagnostics and serve patients with specific treatments based on their own genetic makeup and biology.

Business Opportunity

These market trends create new opportunities to position Myriad Genetics, and our products and services, for growth and commercial success through enhanced customer service levels and a stronger alignment of our value proposition with physicians and payers. Patient safety, quality, and service excellence are paramount. We are committed to creating a superior end-to-end experience in everything we do, making it easier for patients, physicians, and our payer partners to do business with us. We also believe that by leveraging our R&D and technology capabilities and commercial platform we can improve our go-to-market strategies and more quickly adapt to evolving customer preferences and market dynamics.

There are also meaningful ways for Myriad Genetics to improve its financial position, by reducing complexity and cost, and extending our commercial reach. We will embrace a growth mindset as we drive efficiency and productivity and focus our efforts on markets and products where we can lead. Finally, we are committed to developing a more disciplined approach to allocating our human and financial capital to drive growth and improve our investors’ return on invested capital.

Altogether, we have a powerful thesis for transformation and growth. The development of a comprehensive plan to improve our commercial capabilities and reset our base is underway, incorporating a range of external perspectives, industry best practices and internal learnings. Our initial focus will span sales, marketing, pricing, reimbursement and related areas. I look forward to sharing our future strategic vision as plans progress.

Business Highlights and Proposed Enhancements to Corporate Governance

The fiscal year ended June 30, 2020, was one of significant change for Myriad Genetics, its Board of Directors, its business, and the world at large. Before the COVID-19 pandemic hit the U.S., the company already was facing headwinds to its business operations and was starting to overcome these challenges. The pandemic created new hurdles beginning in the spring of 2020, including a worldwide economic contraction and severe disruption to the molecular diagnostics industry.

But the company is emerging from these setbacks, and I am excited to share with you a few examples of steps we have taken to improve our operations and governance as we accelerate growth:

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Leadership Changes: Our new Board Chair Louise Phanstiel and I are humbled at the reception and support we have received from our teammates and shareholders after taking on our new roles. Over the last eight weeks I have been impressed by the dedication of our leadership team and employees who are deeply committed to our mission, open to change, and willing to challenge the way we do things.

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Board Composition: Following the Annual Meeting, Myriad’s Board of Directors will be very different from the Board of just 16 months ago. In that time span, the company will have added six new directors, changed the Board Chair, changed one critical committee chair, expanded the responsibility of one committee, and completely redefined another. As of December 4, 2020, two thirds of the Board will be new directors, introducing new perspectives and skills while retaining the experience and continuity of longer-tenured directors. At the same time, we have improved the diversity of our Board in a meaningful way.

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Corporate Governance: We have engaged actively with our shareholders, heard their feedback and have begun to address their concerns. The resulting actions include a change from plurality to majority voting for directors, instituting a retirement age for directors, and changing our fiscal year end from a June 30th to a calendar fiscal year end to better align with industry standards.

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Executive Compensation: To help spur our recovery from COVID-19 and other headwinds, we have refocused our executive compensation on financial metrics that better align management incentives with shareholder interests. For example, equity granted as long-term incentive compensation will comprise 50% performance shares, with the company’s performance on earnings per share and relative total shareholder return driving the number of shares ultimately awarded to each executive. In addition, the Short Term Bonus plan now will be more heavily weighted to financial goals, including Core Operating Revenue (40%) and Adjusted Operating Income (30%), with the balance tied to specific goals aligned with our transformation plan.

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Business Highlights: Fiscal year 2020 was challenging due to the impact of the hereditary cancer coding transition and COVID-19 pandemic. Based on our response and implementation of cost saving measures, we still were able to generate positive free cash flow in the fiscal year. This year we crossed an important milestone and have now served over 5 million patients worldwide. Additionally, we achieved a number of other important business milestones, including:

○	New coverage for our GeneSight test by UnitedHealthcare, the largest commercial payer in the country.

○	American College of Rheumatology guidelines supporting Vectra as an accepted disease activity measure.

○	National Comprehensive Cancer Network guidelines for Prolaris for unfavorable intermediate and high-risk patients.

○	Publication of new utility data showing the clinical importance of expanded carrier screening.

○	New initiatives and resources to strengthen the Myriad brand and digital marketing, including a refresh of our corporate homepage www.myriad.com and other websites.

○	Formed Myriad’s first Diversity, Equity and Inclusion Resource Group to promote an inclusive workplace that fosters diverse perspectives.

As we move beyond the COVID-19 pandemic, given recent catalysts and future opportunities, we believe we are well positioned to return to growth and profitability.

Annual Shareholders Meeting

I sincerely hope you will participate in the Annual Shareholders Meeting. The following actions will be proposed to stockholders of the company for their vote to:

1.	Elect three Class III directors to the Board of Directors to serve until the Annual Meeting of Stockholders in 2023;

2.	Approve a proposed amendment to our 2017 Employee, Director and Consultant Equity Incentive Plan, as amended, to replenish the share pool for equity incentive grants;

3.

Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the six-month transition period ending December 31, 2020 (the interim period before commencing our new calendar fiscal year on January 1, 2021); and

4.	Approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement.

The Board of Directors recommends the approval of all of these proposals, and other business will be transacted that may be properly addressed during the Annual Meeting.

Myriad Genetics is a purpose-driven organization committed to its mission to improve and save lives by unlocking the power of genetics while delivering value to all of its stakeholders. This mission is even more meaningful and relevant today than it was at the founding of our company 29 years ago. On behalf of the entire Myriad team, thank you for your continued support. We look forward to working diligently over the next year to reward that support with superior company performance.

Sincerely,

Paul J. Diaz
President and Chief Executive Officer

MYRIAD GENETICS, INC.

320 Wakara Way

Salt Lake City, Utah 84108

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS

TIME:

8:00 a.m. MST

DATE:

Friday, December 4, 2020

PLACE:

This year’s Annual Meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the Annual Meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MYGN2020 and entering the 16-digit control number included in the Notice of Internet Availability or proxy card that you receive. For further information about the virtual annual meeting, please call our investor relations department at (801) 584-1143.

PURPOSES:

1.   To elect three Class III directors to the Board of Directors to serve until the Annual Meeting of Stockholders in 2023;

2.   To approve a proposed amendment to our 2017 Employee, Director and Consultant Equity Incentive Plan, as amended, to replenish the share pool for equity incentive grants;

3.   To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the six-month transition period ending December 31, 2020 (the interim period before commencing our new calendar fiscal year on January 1, 2021);

4.   To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement;

5.   To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were an owner of record of Myriad Genetics, Inc. common stock at the close of business on October 7, 2020. A list of stockholders of record will be available for inspection online during the Annual Meeting at www.virtualshareholdermeeting.com/MYGN2020 and, during the 10 days prior to the meeting, at the office of the Secretary at Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108.

All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the meeting or not, please vote by following the instructions on the Notice of Internet Availability of Proxy Materials that you have previously received, or will shortly receive, which we refer to as the Notice, or in the section of this proxy statement entitled ‘‘Important Information About the Annual Meeting and Voting —How Do I Vote?’’ or, if you requested printed proxy materials, your proxy card. You may change or revoke your proxy at any time before it is voted.

On or about October 15, 2020, we began sending the Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Benjamin G. Jackson

Secretary

October 15, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON DECEMBER 4, 2020

This proxy statement and our annual report on Form 10-K to stockholders for the fiscal year ended June 30, 2020 are available for viewing, printing, and downloading at www.proxyvote.com. To view these materials, please have available your 16-digit control number(s) that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you may find a copy of our annual report on Form 10-K, which includes our financial statements for the fiscal year ended June 30, 2020, on the website of the Securities and Exchange Commission at www.sec.gov, or in the ‘‘Financial Reporting/SEC Filings’’ section of the ‘‘Investors’’ section of our website at www.myriad.com. You also may obtain a printed copy of our annual report on Form 10-K, including our financial statements from us, free of charge, by sending a written request to: Secretary, Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108. Exhibits will be provided upon written request and payment of an appropriate processing fee.

i

ii

MYRIAD GENETICS, INC.

320 WAKARA WAY

SALT LAKE CITY, UTAH 84108

(801) 584-3600

PROXY STATEMENT FOR THE MYRIAD GENETICS, INC.

2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 4, 2020

This proxy statement, along with the accompanying Notice of 2020 Annual Meeting of Stockholders, contains information about the 2020 Annual Meeting of Stockholders of Myriad Genetics, Inc., including any adjournments or postponements of the annual meeting, which we refer to as the Annual Meeting. To attend the Annual Meeting please visit the following URL: www.virtualshareholdermeeting.com/MYGN2020. In this proxy statement, we refer to Myriad Genetics, Inc. as ‘‘Myriad,’’ ‘‘the Company,’’ ‘‘we’’ and ‘‘us.’’

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting. On or about October 15, 2020, we began sending the Notice of Internet Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT INFORMATION ABOUT THE

ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Myriad Genetics, Inc. is soliciting your proxy to vote at the Annual Meeting to be held via webcast on Friday, December 4, 2020, at 8:00 a.m. MST and any adjournments of the Annual Meeting. The proxy statement, along with the accompanying Notice of 2020 Annual Meeting of Stockholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the meeting.

We have sent you the Notice and made this proxy statement, the Notice of 2020 Annual Meeting of Stockholders, and our annual report on Form 10-K to stockholders for the fiscal year ended June 30, 2020 available to you on the internet because you owned shares of Myriad Genetics, Inc. common stock on the record date. We also have delivered printed versions of these materials to certain stockholders by mail. The Company commenced distribution of the Notice and the proxy materials to stockholders on or about October 15, 2020.

Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

As permitted by the rules of the U.S. Securities and Exchange Commission, or the SEC, we may furnish our proxy materials to our stockholders by providing access to such documents on the internet, rather than mailing printed copies of these materials to each stockholder. Most stockholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite stockholders’ receipt of proxy materials, lower the costs of the Annual Meeting and help to conserve natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice will provide instructions on how you may access and review all of the proxy materials and submit your proxy on the Internet or by telephone. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the enclosed proxy card, in addition to the other methods of voting described in this proxy statement.

Why Are You Holding a Virtual Annual Meeting?

Due to the public health impact of COVID-19 and to support the health and well-being of our stockholders, this year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our board of directors or management, as time permits.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What Happens If There Are Technical Difficulties During the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call 1-(800) 586-1548 or international 1-(303) 562-9288.

Who Can Vote?

Only stockholders who owned Myriad Genetics, Inc. common stock at the close of business on October 7, 2020 are entitled to vote at the Annual Meeting. On this record date, there were 75,206,891 shares of our common stock outstanding and entitled to vote. Common stock is our only class of voting stock.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the meeting, will be voted at the meeting. For instructions on how to change or revoke your proxy, see ‘‘May I Change or Revoke My Proxy?’’ below.

How Many Votes Do I Have?

Each share of Myriad Genetics, Inc. common stock that you owned at the close of business on the record date, October 7, 2020, entitles you to one vote.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. To attend the annual meeting shareholders need to go to the following URL: www.virtualshareholdermeeting.com/MYGN2020 and enter their control number. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

By Internet or by telephone
To vote by Internet or telephone in advance of the meeting, follow the instructions included in the Notice or, if you received printed materials, in the proxy card, to vote by Internet or telephone.

By mail
If you received your proxy materials by mail, you can vote by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the board’s recommendations as noted below.

At the meeting
To vote by Internet directly during the webcast of the Annual Meeting, you will need to visit the following URL: www.virtualshareholdermeeting.com/MYGN2020 and enter your control number. To vote during the annual meeting when the polls open push the ‘‘vote,’’ button on the interface.

Telephone and Internet voting facilities for stockholders of record will be available 24-hours-a-day and will close at 11:59 p.m. EST on December 3, 2020.

If your shares are held in ‘‘street name’’ (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card before the meeting in order to vote. To vote you must be a shareholder of record as of Oct. 7, 2020 and during the online annual meeting use the ‘‘vote,’’ button to vote your shares.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

Proposal 1:	‘‘FOR’’ the election of the three Class III directors to the Board of Directors to serve until the Annual Meeting of Stockholders in 2023;

Proposal 2:	‘‘FOR’’ the approval of a proposed amendment to our 2017 Employee, Director and Consultant Equity Incentive Plan, as amended, to replenish the share pool for equity incentive grants;

Proposal 3:	‘‘FOR’’ the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the six-month transition period ending December 31, 2020 (the interim period before commencing our new calendar fiscal year on January 1, 2021); and

Proposal 4:	‘‘FOR’’ the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is presented, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

available, we knew of no matters that needed to be acted on at the Annual Meeting, other than those described in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any of the following ways:

●	By re-voting by Internet or by telephone as instructed above;

●	If you received printed proxy materials, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	By notifying our Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●

By attending the Annual Meeting and voting by Internet during the Annual Meeting in accordance with the instructions. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy unless you specifically re-vote during the annual meeting.

Your most current vote, whether by telephone, Internet or proxy card, is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under ‘‘How Do I Vote?’’ for each account to ensure that all of your shares are voted.

Will My Shares Be Voted if I Do Not Vote?

If your shares are registered in your name, they will not be voted if you do not vote as described above under ‘‘How Do I Vote?’’ If your shares are held in street name and you do not provide voting instructions to the bank, broker or other holder of record of your shares as described above, the holder of record has the authority to vote your unvoted shares only on Proposal 3 if it does not receive instructions from you and does not have the ability to vote your uninstructed shares on any other proposal. Therefore, we encourage you to provide voting instructions. This ensures that your shares will be voted at the Annual Meeting and in the manner you desire. When your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, it is referred to as a ‘‘broker non-vote.’’ Thus, if you hold your shares in a street name and do not instruct your bank, broker or other nominee how to vote, no votes will be cast on any proposal on your behalf other than the ratification of the selection of the public accounting firm.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The affirmative vote of a majority of the shares voted affirmatively or negatively is required for each nominee for director to be elected. Abstentions will have no effect on the results of this vote. Brokerage firms do not have the authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.	Recommendation: FOR the election of the three Class III directors for director

Proposal 2: Approve the Amendment to Myriad Genetics, Inc. 2017 Employee, Director and Consultant Equity Incentive Plan, as Amended	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to approve the amendment to the Myriad Genetics, Inc. 2017 Employee, Director and Consultant Equity Incentive Plan, as amended. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.	Recommendation: FOR

Proposal 3: Ratify the Selection of our Registered Independent Public Accounting Firm	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the six-month transition period ending December 31, 2020, the Audit and Finance Committee of the Board of Directors will reconsider its selection.	Recommendation: FOR

Proposal 4: Approve, on an Advisory Basis, the Compensation of Our Named Executive Officers	The affirmative vote of a majority of the shares voted affirmatively or negatively for this proposal is required to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement. Abstentions will have no effect on the result of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding the compensation of our named executive officers.	Recommendation: FOR

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections and our transfer agent, American Stock Transfer and Trust, examine these documents. Management, other than the Inspector of Elections Benjamin G. Jackson, General Counsel and Secretary, will not know how you voted on a

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time the Form 8-K is filed, we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We may ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to deliver proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person (by means of remote communication as authorized by the Board) or by proxy, of the holders of a majority of the voting power of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the meeting in person (by means of remote communication as authorized by the Board) or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 8:00 a.m. MST on Friday, December 4, 2020 via Internet webcast.

This year, our Annual Meeting will be held in a virtual meeting format only. To attend the virtual Annual Meeting, go to www.virtualshareholdermeeting.com/MYGN2020 shortly before the meeting time, and follow the instructions for downloading the webcast. If you miss the Annual Meeting, you can view a replay of the webcast at www.virtualshareholdermeeting.com/MYGN2020 for one year following the annual meeting. You need not attend the Annual Meeting in order to vote.

Householding of Annual Disclosure Documents

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as ‘‘householding,’’ benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be ‘‘householded,’’ the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, set of proxy materials this year, but you would prefer to receive your own copy, please contact Broadridge by calling their toll free number 1-866-540-7095. If you do not wish to participate in ‘‘householding’’ and would like to receive your own Notice or, if applicable, a set of proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Myriad Genetics, Inc. stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

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If your Myriad Genetics, Inc. shares are registered in your own name, please contact Broadridge and inform them of your request by calling them at 1-866-540-7095 or writing them at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

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If a broker or other nominee holds your Myriad Genetics, Inc. shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to receive notices of the availability of future proxy materials by email instead of receiving a paper copy in the mail. You can choose this option and save the cost of producing and mailing these documents by following the instructions provided on your Notice or proxy card or following the instructions provided when you vote over the Internet at www.proxyvote.com.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of September 1, 2020 for (a) each stockholder that we know to be the beneficial owner of more than 5% of our common stock, (b) each of our executive officers named in the Summary Compensation Table of this proxy statement (the ‘‘Named Executive Officers’’ or ‘‘NEOs’’), (c) each of our directors and director nominees, and (d) all of our current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of September 1, 2020 pursuant to the exercise of options and the vesting of restricted stock unit awards to be outstanding for the purpose of computing the percentage ownership of an individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 74,709,791 shares of common stock outstanding on September 1, 2020.

	Shares Beneficially Owned
Name and Address**	Number	Percent
5% or More Stockholders
BlackRock, Inc (1) 55 East 52nd Street New York, NY 10055	12,752,119	17.1%
The Vanguard Group (2) 100 Vanguard Blvd. Malvern, PA 19355	8,320,574	11.1%
Camber Capital Management (3) 101 Huntington Ave. Boston, MA 02199	4,000,000	5.4%
State Street Corporation (4) 1 Lincoln St. Boston, MA 02111	3,886,276	5.2%
D.E. Shaw & Co, L.P. (5) 1166 Avenue of the Americas, 9th Floor New York, NY 10036	3,791,528	5.1%
Named Executive Officers
Mark C. Capone (6)	1,402,967	1.9%
R. Bryan Riggsbee (7)	65,454	*
Alexander Ford (8)	173,432	*
Jerry S. Lanchbury, Ph.D. (9)	752,612	1.0%
Nicole Lambert (10)	22,657	*
Bernard F. Tobin	160,636	*
Gary A. King (11)	393,014	*
Directors and Director Nominees
John T. Henderson, M.D. (12)	186,403	*
Walter Gilbert, Ph.D. (13)	102,463	*
Lawrence C. Best (14)	169,103	*
Heiner Dreismann, Ph.D.	43,103	*
Dennis H. Langer, M.D., J.D. (15)	109,103	*
S. Louise Phanstiel (16)	165,103	*

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

	Shares Beneficially Owned
Name and Address**	Number	Percent
Colleen F. Reitan	0	*
Lee N. Newcomer M.D.	0	*
Daniel M. Skovronsky M.D., Ph.D	0	*
Daniel K. Spiegelman	0	*
Rashmi Kumar	0	*
Paul J. Diaz	0	*
All current executive officers and directors as a group (19 persons) (17)	2,153,142	2.8%

*	Represents beneficial ownership of less than 1% of our outstanding shares of common stock.

**	Unless otherwise indicated, the address for each beneficial owner is c/o Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108.

(1)

This information is based on a Schedule 13G/A filed with the SEC on February 3, 2020 with respect to Myriad Genetics common stock. BlackRock, Inc. beneficially owns these shares and has sole dispositive power for 12,752,119 of these shares and sole voting power for 12,579,836 of these shares.

(2)

This information is based on a Schedule 13G/A filed with the SEC on February 10, 2020 with respect to Myriad Genetics common stock. The Vanguard Group beneficially owns these shares and has sole dispositive power for 8,240,957 of these shares and sole voting power for 79,285 of these shares.

(3)

This information is based on a Schedule 13G filed with the SEC on June 22, 2020 with respect to Myriad Genetics common stock. Camber Capital Management LP beneficially owns these shares and has sole dispositive power and sole voting power for 0 of these shares.

(4)

This information is based on a Schedule 13G filed with the SEC on February 14, 2020 with respect to Myriad Genetics common stock. State Street Corporation beneficially owns these shares and has sole dispositive power and sole voting power for 0 of these shares.

(5)

This information is based on a Schedule 13G/A filed with the SEC on June 4, 2020 with respect to Myriad Genetics common stock. D.E. Shaw & Co, L.P. beneficially owns these shares and has sole dispositive power and sole voting power for 0 of these shares.

(6)	Includes 1,037,876 shares of common stock subject to currently exercisable options and restricted stock unit awards which vest within 60 days of September 1, 2020.

(7)	Includes 54,375 shares of common stock subject to restricted stock unit awards which vest within 60 days of September 1, 2020.

(8)	Includes 161,619 shares of common stock subject to restricted stock unit awards which vest within 60 days of September 1, 2020.

(9)	Includes 675,172 shares of common stock subject to currently exercisable options and restricted stock unit awards which vest within 60 days of September 1, 2020.

(10)	Includes 16,328 shares of common stock subject to restricted stock unit awards which vest within 60 days of September 1, 2020.

(11)	Includes 314,367 shares of common stock subject to currently exercisable options and restricted stock unit awards which vest within 60 days of September 1, 2020.

(12)	Includes shares held directly by Dr. Henderson and his wife, as well as 120,000 shares of common stock subject to currently exercisable options as of September 1, 2020.

(13)	Includes 60,000 shares of common stock subject to currently exercisable options as of September 1, 2020.

(14)	Includes 120,000 shares of common stock subject to currently exercisable options as of September 1, 2020.

(15)	Includes 60,000 shares of common stock subject to currently exercisable options as of September 1, 2020.

(16)	Includes 120,000 shares of common stock subject to currently exercisable options as of September 1, 2020.

(17)

See Notes 6-16 above. Also includes 293,685 shares of common stock subject to currently exercisable options and options exercisable and restricted stock unit awards which vest within 60 days of September 1, 2020 held by other current executive officers.

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The Board of Directors

Our Restated Certificate of Incorporation, as amended, and Restated By-Laws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a term to expire at the third succeeding annual meeting after their election. The Board of Directors currently consists of 12 members, classified into three classes as follows: John T. Henderson, M.D., S. Louise Phanstiel, Daniel M. Skovronsky M.D., Ph.D, and Daniel K. Spiegelman constitute a class with a term ending at the 2021 Annual Meeting (the ‘‘Class I Directors’’); Paul J. Diaz, Heiner Dreismann, Ph.D., and Colleen F. Reitan constitute a class with a term ending at the 2022 Annual Meeting (the ‘‘Class II Directors’’); and Lawrence C. Best, Walter Gilbert, Ph.D., Rashmi Kumar, Dennis H. Langer, M.D., J.D., and Lee N. Newcomer, M.D. constitute a class with a term ending at the 2020 Annual Meeting (the ‘‘Class III Directors’’).

Board Composition and Refreshment

Annually, the Nominating and Governance Committee of the Board of Directors considers the size, structure and needs of the Board, reviews changes to the Board, and recommends director nominees to the Board for approval.

In its review of directors, and its director nominees, the Board considers its composition, including its diversity, and the capabilities, areas of expertise, and experience of the Board, as well as the current and future business strategies and challenges and opportunities for the Company. These considerations have resulted in a change in Board leadership, the addition of five, new independent directors over the past two years, and the appointment of a new CEO (also a director) this year. The Board also renamed and refocused the former Strategic Committee, now the Research and Product Innovation Committee, to enhance our competitive focus on product development. Finally, the Board fleshed out the renamed Audit and Finance Committee’s responsibility over the Company’s internal financial analysis and external financial messaging.

In 2020, the Board appointed S. Louise Phanstiel, then serving as an independent director, as Chair of the Board of Directors.

In 2019, the Board appointed Dr. Lee Newcomer, former senior executive of United Healthcare and former Medical Director at United Healthcare and Cigna Healthcare, and Ms. Colleen Reitan, former President of Health Plan Operations at Health Care Services Corporation, the largest customer-owned health plan in the U.S., as directors. In 2020, the Board appointed Ms. Rashmi Kumar, Senior Vice President and Global Chief Information Officer of Hewlett Packard Enterprise Company, Dr. Daniel Skovronsky, Chief Scientific Officer and President of Lilly Research Laboratories at Eli Lilly and Company, and Daniel Spiegelman, former Executive Vice President and Chief Financial Officer at BioMarin Pharmaceutical, Inc., as directors. Also, in 2020, the Board appointed Mr. Paul Diaz former Partner at Cressey & Company LP and former CEO of Kindred Healthcare, Inc. as our CEO and an executive director. At our Annual Meeting, Mr. Larry Best, Dr. Walter Gilbert, and Dr. John Henderson will retire from the Board after distinguished service and innumerable contributions to the Company. Effective as of the Annual Meeting the size of the Board of Directors will be reduced to nine members.

On September 24, 2020, our Board of Directors accepted the recommendation of the Nominating and Governance Committee and unanimously approved a resolution to nominate Rashmi Kumar, Dennis H. Langer, M.D., J.D., and Lee N. Newcomer M.D. for election at the Annual Meeting for a term to serve until the 2023 Annual Meeting of Stockholders, and until their respective successors have been elected and qualified, or until their earlier death, resignation, retirement or removal.

Set forth below are the names of the persons nominated as directors and the directors whose terms do not expire this year and who will continue to serve as directors following the Annual Meeting, their ages as of September 1, 2020, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which

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MANAGEMENT AND CORPORATE GOVERNANCE

such persons currently hold directorships or have held directorships in the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to the Board’s conclusion at the time of the filing of this proxy statement that each person listed below should serve as a director is set forth below for each individual director.

Name and Position	Age	Audit and Finance Committee	Compensation Committee	Nominating and Governance Committee	Research and Product Innovation Committee
S. Louise Phanstiel Chair of the Board of Directors	62
Lawrence C. Best (1) Director	71
Paul J. Diaz President, Chief Executive Officer, Director	58
Heiner Dreismann, Ph.D. Director	67
Walter Gilbert, Ph.D. (1) Director	88
John T. Henderson, M.D. (1) Director	76
Rashmi Kumar Director	51
Dennis H. Langer, M.D., J.D. Director	68
Lee N. Newcomer Director	67
Colleen F. Reitan Director	60
Daniel M. Skovronsky M.D., Ph.D Director	47
Daniel K. Spiegelman Director	61

Audit and Finance Committee
Compensation Committee
Nominating and Governance Committee
Research and Product Innovation Committee
C	Committee Chair
(1)	Following the annual stockholder meeting on December 4, 2020 Dr. Henderson, Dr. Gilbert, and Mr. Best will retire from the Board of Directors.

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The following is a brief biography of each of the persons nominated as directors and the directors whose terms do not expire this year and who will continue to serve as directors following the Annual Meeting.

S. Louise Phanstiel

Experience:

S. Louise Phanstiel, Chair of the Board of Directors, has been a Director of Myriad since September 2009, held several executive positions at Anthem, Inc., formerly WellPoint, Inc. from 1996 to 2007. She was President, Specialty Products which included behavioral health services; Senior Vice President, Chief of Staff and Corporate Planning in the Office of the Chairman; and Chief Accounting Officer, Controller and Chief Financial Officer for all WellPoint, Inc. subsidiaries. Previously, Ms. Phanstiel was a partner at the international services firm PricewaterhouseCoopers, LLP, formerly Coopers & Lybrand, LLP where she specialized in insurance. Ms. Pantile’s life science experience includes having previously served on the Board of Directors and Chair of the Audit Committees at publicly traded companies, Inveresk Research Group, Inc. and Verastem, Inc.

The Board of Directors has determined that Ms. Phanstiel should serve on the Board for the following reasons: She provides the Board with important expertise in the healthcare industry based on her extensive experience in several senior positions at WellPoint, Inc. This expertise is critical as we rely on healthcare third-party reimbursement for our molecular diagnostic testing services. Ms. Phanstiel also provides the Board with financial accounting, internal control and public company reporting expertise from her work at Coopers & Lybrand, LLP and as a Certified Public Accountant. In addition, she provides the Board with business, financial and investment expertise, as well as management expertise, resulting from managing and service as a director of publicly traded companies.

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Paul J. Diaz

Experience:

Paul J. Diaz was appointed as the President and Chief Executive Officer, or CEO, of Myriad Genetics, Inc., and a member of the Board of Directors, effective August 13, 2020. Mr. Diaz was most recently a partner at Cressey & Company (2016-2020), a private investment firm headquartered in Chicago, Illinois, which currently manages over $3.0 billion in committed capital. Cressey & Company is a healthcare focused middle-market private equity firm with over 30 years of success investing in and helping to build high quality healthcare businesses. Mr. Diaz is the former president and CEO and vice chairman of Kindred Healthcare, Inc. (2002-2016) a Fortune 500 Company and one of the largest providers of healthcare services in the United States. At the time, Kindred had revenues of $7.2 billion, rehabilitation hospitals, sub-acute units, home health and hospice agencies and contract rehabilitation locations. For six years in a row, during his tenure as CEO, Kindred was ranked one of the Most Admired healthcare companies in the U.S. by Fortune magazine. Mr. Diaz currently serves on the board of directors of DaVita (NYSE: DVA), the board of trustees of Johns Hopkins Medicine (where he serves as chair of Johns Hopkins Healthcare), and the board of visitors of the Georgetown University Law Center. He was formerly on the board of directors of PharMerica Corporation (NYSE: PMC), and previously served on the board of the Federation of American Hospitals, and the Bloomberg School of Public Health at Johns Hopkins University. While CEO of Kindred, Mr. Diaz was a member of the Business Roundtable and the Wall Street Journal CEO Council. Modern Healthcare magazine named Mr. Diaz one of the 100 Most Influential People in Healthcare and named him one of the top 25 Minority Executives in Healthcare for numerous years. In addition, Hispanic magazine named Mr. Diaz one of the 25 Best Latinos in business in multiple years. Mr. Diaz earned a bachelor’s degree in Finance and Accounting from American University’s Kogod School of Business and a law degree from Georgetown University Law Center in Washington, D.C.

The Board of Directors has determined that Mr. Diaz should serve on the Board for the following reasons: He provides the Board with important business and managerial expertise from his 15 years at Kindred Healthcare, including specific expertise in managing healthcare service companies and business transformation. Furthermore, Mr. Diaz has extensive experience in private equity with healthcare companies, including businesses in the personalized medicine space. Furthermore, his background in finance and accounting and law provide unique insights to our business. Mr. Diaz also has a background serving on both public and private healthcare boards.

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Heiner Dreismann, Ph.D.

Experience:

Heiner Dreismann, Ph.D., joined as a Director of Myriad in June 2010, had a successful career at the Roche Group from 1985 to 2006 where he held several senior positions, including President and CEO of Roche Molecular Systems, Head of Global Business Development for Roche Diagnostics and member of Roche’s Global Diagnostic Executive Committee. From 2006 to 2009, Dr. Dreismann served as the CEO of Vectrant Technologies, Inc., and until 2013 was the Interim CEO for GeneNews Limited. During the past five years, Dr. Dreismann served on the Board of Directors of Med BioGene, Inc., Genenews Limited, Interpace Diagnostics and Ignyta, Inc.. He earned a M.S. degree in biology and his Ph.D. in microbiology/molecular biology (summa cum laude) from Westfaelische Wilhelms University (The University of Münster) in Germany.

The Board of Directors has determined that Dr. Dreismann should serve on the Board for the following reasons: He provides the Board with important business and managerial expertise from his more than 20 years at Roche, including specific expertise in developing and commercially launching diagnostic products. Furthermore, Dr. Dreismann has extensive experience in international markets, specifically in Europe, while he was CEO of Roche Molecular Systems, the international leader in molecular diagnostics, which is important as we seek to expand internationally. His scientific background and expertise also enable him to provide the Board with technical advice on product research and development. Dr. Dreismann has a diversified background in managing and serving as a director of several companies in the healthcare industry

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MANAGEMENT AND CORPORATE GOVERNANCE

Rashmi Kumar

Experience:

Rashmi Kumar has been a Director of the Company since September 2020. Currently, Ms. Kumar serves as the SVP CIO – Global IT with Hewlett Packard Enterprise in Houston. She is a seasoned technology leader with wide ranging experience in IT Leadership, healthcare, consulting services, electric utilities, financial services, information technology, media & entertainment and steel industries. With more than 25 years of experience, Ms. Kumar’s primary areas of focus include Digital Transformation, AI/ML, Data & Analytics, strategic planning, Enterprise Architecture, and large-scale business process transformations. Rashmi Kumar’s joined HPE in 2018 as VP Global IT to focus on Applications Operations, and Support, NGIT Program Build and Deployment, and technology leadership to enable HPE business to achieve transformation goals. Ms. Kumar has served as CIO and CTO for many Fortune 50 companies like, McKesson, Southern California Edison, Toyota, HPE, and Tata Steel. Rashmi Kumar earned a bachelor’s degree in Metallurgical Engineering from the Bihar Institute of Technology in Sindri, India. She also holds an MBA from the University of California, Irvine; Paul Merage School of Business. She is very passionate about the topic of equality and is executive sponsor for various ERG’s and sits on Diversity & Inclusion Steering committees.

The Board of Directors has determined that Ms. Kumar should serve on the Board for the following reasons: She provides the Board with important expertise in the healthcare industry based on her extensive experience at McKesson Corp. Ms. Kumar also has extensive experience in information technology management at leading companies across a diverse range of industries. This skill set is especially important as Myriad looks to upgrade its information technology systems relating to its customer interfaces. Ms. Kumar also has a strong scientific and engineering background providing expertise from a scientific and product development standpoint.

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Dennis H. Langer, M.D., J.D.

Experience:

Dennis H. Langer, M.D., J.D., has been a Director of Myriad since May 2004. From January 2013 to July 2014, he served as Chairman and Chief Executive Officer of AdvanDx, Inc. From August 2005 to May 2010, Dr. Langer served as Managing Partner of Phoenix IP Ventures, LLC. From January 2004 to July 2005, he was President, North America for Dr. Reddy’s Laboratories, Inc. From September 1994 until January 2004, Dr. Langer held several high-level positions at GlaxoSmithKline, and its predecessor, SmithKline Beecham, including most recently as a Senior Vice President of Research and Development. He has a broad base of experience in innovative R&D companies such as Eli Lilly, Abbott and Searle. He is also a clinical professor at the Department of Psychiatry, Georgetown University School of Medicine. Dr. Langer received a J.D. from Harvard Law School, an M.D. from Georgetown University School of Medicine, and a B.A. in Biology from Columbia University. During the past five years, Dr. Langer served on the Board of Pernix Therapeutics Holdings, Inc., Delcath Systems, Inc. and Dicerna Pharmaceuticals, Inc. Dr. Langer is also a Director of the Whitehead Institute of Biomedical Research.

The Board of Directors has determined that Dr. Langer should serve on the Board for the following reasons: His medical background provides the Board with expertise in developing predictive, personalized, and prognostic testing products. Dr. Langer provides the Board with business and management expertise from senior positions at several major pharmaceutical companies, including expertise in research and development, which is critical to our development of molecular diagnostic testing services. He brings international experience as we implement strategies for global expansion. Dr. Langer’s background as a board-certified psychiatrist with extensive experience in neuropsychiatric drug development and personalized medicine provides the Board with expertise in developing and commercializing diagnostics for patients suffering from neuropsychiatric and other medical conditions. Dr. Langer also has a diversified background in managing and serving as a director of several companies in the healthcare industry.

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Lee Newcomer, M.D.

Experience:

Lee Newcomer, M.D., was appointed as a member of the Board of Directors in September 2019. Dr. Newcomer currently manages his own consulting business, Lee N. Newcomer Consulting, LLC, and previously held senior executive roles at United Healthcare including Senior Vice President for Oncology and Genetics, Chief Medical Officer and Senior Vice President of Health Policy and Strategy for UnitedHealth Group. Dr. Newcomer also worked for Vivius, Inc., a consumer directed health plan, holding the position of Executive Vice President and Chief Medical Officer. Dr. Newcomer received a Master’s Degree in Healthcare Administration & Management from the University of Wisconsin, Madison, an M.D. from the University of Nebraska, Omaha, and a B.S. from Nebraska Wesleyan University. Dr. Newcomer currently serves on the Board of Cellworks Group Inc., a private precision medicine company and Intervention Insights, a genomic test decision support company. He also served on the Board of Directors of Park Nicollet Health Systems, a hospital health care system with approximately 1,000 physicians and 400 beds, for 10 years including two years as Chairman.

The Board of Directors has determined that Dr. Newcomer should serve on the Board for the following reasons: His extensive reimbursement and managed care experience will aid the Company in its efforts to expand reimbursement for its new innovative precision medicine tests. He provides the Board with expertise on the medical insurance industry based on his extensive experience in several senior positions at UnitedHealth Group, Inc. and CIGNA Corporation. Additionally, Dr. Newcomer’s medical background provides the Board with expertise in developing predictive, personalized and prognostic testing products. Furthermore, Dr. Newcomer brings extensive business management experience from his 28 years of work in the managed care and pharmaceutical industries.

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Colleen F. Reitan

Experience:

Colleen F. Reitan was appointed as a member of the Board of Directors in September of 2019. Ms. Reitan previously held numerous senior leadership positions at Health Care Services Corporation (HCSC) including most recently as the Executive Vice President and President of Plan Operations and as the Chief Operating Officer. Prior to working at HCSC, Ms. Reitan held numerous senior management positions at Blue Cross and Blue Shield of Minnesota including Chief Operating Officer. In aggregate, Ms. Reitan has over 35 years of experience in the managed care industry. Ms. Reitan holds a B.A. from Minnesota State University at Mankato and a M.S. in Health Care Administration from the University of Minnesota-Twin Cities. She currently serves on the board of Alnylam Pharmaceuticals, Inc.

The Board of Directors has determined that Ms. Reitan should serve on the Board for the following reasons: Her extensive reimbursement and managed care experience will aid the Company in its efforts to expand reimbursement for its new innovative precision medicine tests. Furthermore, she provides the Board with important expertise on the medical insurance industry based on her extensive experience in several senior positions at Health Care Services Corporation and Blue Cross and Blue Shield of Minnesota. In addition, she provides the Board with management expertise, resulting from managing private companies and serving as a director of a publicly-traded company.

Daniel M. Skovronsky, M.D., Ph.D.

Experience:

Daniel M. Skovronsky, M.D., Ph.D., joined the Company as a Director in July 2020. Currently, he serves as Chief Science Officer and President of Lilly Research Laboratories at Eli Lilly and Company. Previously, he was Chief Executive Officer of Avid Radiopharmaceuticals Inc., a company he founded in 2004. Dr. Skovronsky earned his M.D. from the Perelman School of Medicine, University of Pennsylvania, his Ph.D. in neuroscience from University of Pennsylvania and a B.S. in molecular biophysics and biochemistry from Yale University.

The Board of Directors has determined that Dr. Skovronsky should serve on the Board for the following reasons: His medical and scientific background provides the Board with expertise in developing predictive, personalized, and prognostic testing products. Dr. Skovronsky provides the Board with business and management expertise from senior positions at several major pharmaceutical companies, including expertise in research and development, which is critical to our development of molecular diagnostic testing services. Dr. Skovronsky’s background as a board-certified neuropathologist with extensive experience in neuroscience provides the Board with expertise in developing and commercializing diagnostics for patients suffering from neuropsychiatric and other medical conditions.

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Daniel K. Spiegelman

Experience:

Daniel K. Spiegelman has been a Director of the Company since May 2020. Most recently, he served as Executive Vice President and Chief Financial Officer at BioMarin Pharmaceuticals, Inc. Prior to that, he held several roles, including Senior Vice President and Chief Financial Officer of CV Therapeutics and Treasurer at Genentech, Inc. He is currently a member of the Board of Directors at Tizona Therapeutics, Inc., a private pharmaceutical company. Mr. Spiegelman received a B.A. degree from Stanford University and a M.B.A. from the Stanford Graduate School of Business.

The Board of Directors has determined that Mr. Spiegelman should serve on the Board for the following reasons: He provides the Board with important expertise in the healthcare industry based on her extensive experience in several senior positions at major pharmaceutical companies. Mr. Spiegelman also provides the Board with financial accounting, internal control and public company reporting expertise from his work as Chief Financial Officer of multiple public companies. In addition, he provides the Board with business, financial and investment expertise, as well as management expertise, resulting from managing and service as a director of a private pharmaceutical company.

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Board of Director Qualifications, Expertise, and Attributes

Below are charts showing board diversity, the age range of our director, director independence, and the average tenure of our directors.

Director Capability Definitions

Board Diversity – Representation of gender, ethnic, cultural, or other perspectives that expand the Board’s understanding of the needs and viewpoints of our patients, physician partners, employees, governments, and other stakeholders.

Financial – Experience leading or managing the financial function of an enterprise, resulting in proficiency in complex financial management, capital allocation, and financial reporting. Experience or expertise in financial accounting and reporting processes or the financial management of a major organization.

Leadership – Experience leading a significant enterprise, resulting in a practical understanding of organizations, processes, strategic planning, and risk management. Demonstrated strengths in developing talent, planning succession, and driving change and long-term growth.

Healthcare Industry – Experience with and understanding of complex issues within the health care industry.

Research and Development – Experience and expertise in contributing to healthcare research and development projects aimed at introducing innovative products and services that satisfy unmet medical needs and contribute to the Company’s profits. Expertise in assessing the medical and/or commercial implications for improving health and cost outcome.

Research and Development—Experience and expertise in new product development and life cycle management, resulting in the successful introduction of innovative products and services that satisfy unmet medical needs and contribute to the Company’s profits. Expertise in designing and implementing clinical trials and in research methods used to evaluate and demonstrate improvements in health and cost outcomes.

Technology – A significant background working in technology, resulting in knowledge of how to anticipate technological trends including digital solutions, generate disruptive innovation and extend or create new business models. Significant expertise and experience in leading technology functions of an enterprise.

Public Company Governance - Experience as a board member of other publicly traded companies.

Diagnostics Industry—Experience with complex issues involving the development and distribution of diagnostic tests, providing test results and interpretation, providing clinical laboratory services, and developing and supplying molecular diagnostics, instrumentation equipment, and consumable materials.

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DIRECTOR CAPABILITY MATRIX

	Board Diversity	Financial	Leadership	Healthcare Industry	Diagnostic Industry	Research and Development	Technology	Public Company Governance

S. Louise Phanstiel Chair of the Board	✓	✓	✓	✓				✓

Paul J. Diaz CEO	✓	✓	✓	✓				✓

Heiner Dreismann Ph.D. Director			✓	✓			✓

Rashmi Kumar Director	✓		✓			✓

Dennis Langer M.D., J.D. Director		✓	✓	✓	✓	✓		✓

Lee N. Newcomer M.D. Director			✓	✓	✓	✓

Colleen F. Reitan Director	✓	✓	✓	✓			✓

Dan Skovronsky, M.D. Ph.D. Director			✓	✓	✓	✓

Daniel K. Spiegelman Director		✓	✓	✓				✓

Director Independence

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Myriad, either directly or indirectly. Based on this review, the Board has determined that the following members of the Board are ‘‘independent directors’’ as defined by The Nasdaq Stock Market LLC ‘‘Nasdaq’’: Mr. Best, Dr. Dreismann, Dr. Gilbert, Dr. Henderson, Ms. Kumar, Dr. Langer, Dr. Newcomer, Ms. Phanstiel, Ms. Reitan, Dr. Skovronsky, and Mr. Spiegelman.

Leadership Structure of the Board

The Board does not have a policy regarding the separation of the roles of Chair of the Board and Chief Executive Officer because the Board believes that it is in our best interests to make that determination based on the position and direction of the Company and the membership of the Board. However, at this time, and since our inception, the Board has determined that having an independent director serve as Chair of the Board is in the best interests of our stockholders. Thus, the roles of Chair of the Board and Chief Executive Officer are separated. This structure enables a greater role for the independent directors in the oversight of the Company and their active participation in setting agendas and establishing Board policies, priorities and procedures. This structure also allows the Chief Executive Officer to focus on the management of our day-to-day operations.

Board’s Role in the Oversight of Risk Management

The Board has an active role, directly and through its committees, in the oversight of our risk management efforts. The Board carries out this oversight role through several levels of review. It regularly reviews and discusses with members of management information regarding the management of risks inherent in the operations of our businesses and the implementation of our strategic plan, including our risk mitigation efforts.

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Each of the Board’s committees also oversees the management of risks that are under each committee’s areas of responsibility. For example, the Audit and Finance Committee oversees management of accounting, auditing, external reporting, internal controls, cash investment risks, and our compliance policies.

The Nominating and Governance Committee oversees the Company’s Code of Conduct, conflicts of interest, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

Board’s Consideration of Diversity

The Board and Nominating and Governance Committee do not have a formal policy with respect to the consideration of diversity in identifying nominees for director positions. However, the Board and Nominating and Governance Committee strive to nominate individuals with a variety of diverse backgrounds, skills, qualifications, attributes and experience such that the Board, as a group, will possess the appropriate expertise, talent and skills to fulfill its responsibilities to manage the Company in the long-term interests of the stockholders.

Board’s Disclosure of Third-Party Director and Nominee Compensation

No member of the Board of Directors has any agreement or arrangement with any person or entity other than the Company relating to compensation or other payment in connection with the director’s service as a director of the Company.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended June 30, 2020, or fiscal 2020, there were 16 meetings of the Board of Directors, and the various committees of the Board met a total of 18 times. No director attended fewer than 75 percent of the total number of meetings of the Board and of each committee of the Board on which he or she served during fiscal 2020. The Board has adopted a policy under which each member is encouraged, but not required to attend each annual meeting of stockholders. At the time of our 2019 Annual Meeting of Stockholders, all members of the Board of Directors were in attendance.

Audit and Finance Committee. Our Audit and Finance Committee met seven times during fiscal 2020. This committee currently has six members: Mr. Spiegelman (chair), Mr. Best, Ms. Kumar, Dr. Langer, Ms. Phanstiel, and Ms. Reitan. The Audit and Finance Committee’s roles and responsibilities are set forth in its written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit and Finance Committee reviews annual financial statements; considers matters relating to accounting policy and internal controls; reviews the scope of annual audits; and monitors our processes for compliance with laws, regulations and our Code of Conduct. Our Board of Directors has determined that all members of the Audit and Finance Committee satisfy the current independence standards promulgated by the SEC and by Nasdaq, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Spiegelman, Mr. Best and Ms. Phanstiel are each an ‘‘audit committee financial expert,’’ as the SEC has defined that term in Item 407 of Regulation S-K under the Securities Act of 1933, as amended, or the Securities Act. A copy of the Audit and Finance Committee’s written charter is publicly available on the Investor Information – Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

Please also see the report of the Audit and Finance Committee set forth elsewhere in this proxy statement.

Compensation Committee. Our Compensation Committee met seven times during fiscal 2020. This committee currently has five members: Dr. Dreismann (chair), Dr. Gilbert, Dr. Henderson, Dr. Newcomer and Ms. Phanstiel. The Compensation Committee’s role and responsibilities are set forth in its written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee also is responsible for evaluating and determining the compensation of our President and Chief Executive Officer and

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conducts its decision-making process with respect to that issue without the President and Chief Executive Officer present. The Board has determined that all members of the Compensation Committee qualify as independent under the definition promulgated by Nasdaq.

The Compensation Committee is charged with establishing a compensation policy for our executives and directors that is designed to attract and retain qualified executive talent, to motivate them to achieve corporate objectives, and reward them for superior performance. Our Compensation Committee is also responsible for establishing and administering our executive compensation policies and equity compensation plans. The Compensation Committee meets at least two times per year and more often as necessary to review and make decisions with regard to executive compensation matters. As part of its review of these matters, the Compensation Committee may delegate any of the powers given to it to a subcommittee. A copy of the Compensation Committee’s written charter is publicly available on the Investor Information — Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

Further discussion of the process and procedures for considering and determining executive compensation, including the role that our executive officers play in determining compensation for other executive officers is included below in the section entitled ‘‘Executive Compensation — Compensation Discussion and Analysis.’’ The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its duties. For purposes of fiscal 2020 executive compensation determinations, the Compensation Committee retained Mercer (US), Inc. (‘‘Mercer’’) to update our peer group of companies and provide competitive market data on the salaries and short-term and long-term incentive compensation of executive officers at comparable companies within our industry. Mercer also was engaged to provide the Compensation Committee an analysis of, and recommendations for, annual salary compensation, short-term incentive compensation, and long-term incentive compensation for the President and CEO and other executive officers. Mercer performs services solely on behalf of the Compensation Committee and has no relationship with Myriad or its management except as may relate to performing such services. The Compensation Committee has assessed the independence of Mercer pursuant to SEC rules and the corporate governance rules of the Nasdaq and concluded that no conflict of interest exists that would prevent Mercer from independently representing the Compensation Committee.

Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement.

Compensation Committee Interlocks and Insider Participation. No member of our Compensation Committee has at any time been an employee of the Company. None of our executive officers is a member of the Compensation Committee, nor do any of our executive officers serve as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of our Board of directors or Compensation Committee.

Nominating and Governance Committee. Our Nominating and Governance Committee met four times during fiscal 2020. This committee currently has four members: Dr. Langer (chair), Dr. Henderson, Ms. Phanstiel, and Ms. Reitan. This committee’s role and responsibilities are set forth in the Nominating and Governance Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, identifying and evaluating potential candidates and recommending the director nominees for election, developing and recommending corporate governance guidelines applicable to the Board, and reviewing and approving potential or actual conflicts of interest between our executive officers or members of the Board. The committee also oversees the annual Board performance evaluations, which may be submitted anonymously at the discretion of the director concerned. In adding new directors to the Board, the Nominating and Governance Committee engages a nationally recognized search firm to identify and help evaluate candidates. This process helps attract qualified and independent directors, as shown in the recent additions to the Board.

In October 2020, the Nominating and Governance Committee recommended to the Board, and the Board unanimously approved, an amendment to the Company’s Restated By-Laws and the Committee’s charter to change from plurality voting to majority voting for directors in non-contested elections. This change, which will

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be effective for the Class III directors standing for re-election at the annual meeting on December 4, 2020, is described in more detail in ‘‘Proposal 1 — Election of Directors’’ of this proxy statement. The Board of Directors has determined that all members of the Nominating and Governance Committee qualify as independent under the definition promulgated by Nasdaq.

Also in October 2020, the Nominating and Governance Committee recommended to the Board, and the Board unanimously approved, an amendment to the Company’s Corporate Governance Principles (available on our website) to institute a retirement age for directors. Specifically, when a director reaches 75 years of age, the director must tender his or her resignation before the next annual meeting at which the director is scheduled to stand for re-election. The Nominating and Governance Committee and the Board may then accept the resignation or not. If the resignation is not accepted, and the director wishes to continue service, then the director must again tender his or her resignation before each following annual meeting at which the director is scheduled to stand for re-election.

Finally in October 2020, the Nominating and Governance Committee recommended to the Board, and the Board unanimously approved, that the Company change from a fiscal year running from July 1 to June 30, to a calendar year fiscal year effective January 1, 2021. We believe this improves investor and analyst visibility into the Company’s financial performance by enabling easier comparison to our peer companies.

If a stockholder wishes to nominate a candidate for director who is not included in our proxy statement, the stockholder must follow the procedures described in our Restated By-Laws and in ‘‘Stockholder Proposals and Nominations for Director’’ at the end of this proxy statement.

In addition, under our current corporate governance policies, the Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third-party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment; business and professional skills and experience; independence, knowledge of the industry in which we operate, possible conflicts of interest, the extent to which the candidate would fill a present need on the Board; and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to propose a candidate for consideration by the Nominating and Governance Committee under our corporate governance policies, for each annual meeting, the Committee will consider only one recommended nominee from any stockholder or group of affiliated stockholders, and such recommending stockholder or group must have held at least 5 percent of common stock for at least one year. All stockholder recommendations for proposed director nominees must be made in writing to the Nominating and Governance Committee, care of Myriad’s Secretary at 320 Wakara Way, Salt Lake City, Utah 84108, and must be received no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s Annual Meeting. The recommendation must be accompanied by the following information concerning the recommending stockholder:

●	The name, address and telephone number of the recommending stockholder;

●	The number of shares of our common stock owned by the recommending stockholder and the time period for which such shares have been held;

●

If the recommending stockholder is not a stockholder of record, a statement from the record holder verifying the holdings of the recommending stockholder and a statement from the recommending stockholder of the length of time such shares have been held (alternatively, the recommending stockholder may furnish a current Schedule 13D, Schedule 13G, Form 3, Form 4 or Form 5 filed with the SEC, together with a statement of the length of time that the shares have been held); and

●	A statement from the recommending stockholder as to the good faith intention to continue to hold such shares through the date of the next annual meeting.

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The recommendation must also be accompanied by the following information concerning the proposed nominee:

●	The information required by Items 401, 403 and 404 of Regulation S-K under the Securities Act;

●	A description of all relationships between the proposed nominee and the recommending stockholder, including any agreements or understandings regarding the nomination;

●	A description of all relationships between the proposed nominee and any of our competitors, customers, suppliers, labor unions or other persons with special interests regarding the Company; and

●	The contact information for the proposed nominee.

The recommending stockholder must also furnish a statement supporting a view that the proposed nominee possesses the minimum qualifications as set forth below for director nominees and describing the contributions that the proposed nominee would be expected to make to the Board and to the governance of Myriad and must state whether, in the stockholder’s view, the proposed nominee, if elected, would represent all stockholders and not serve for the purpose of advancing or favoring any particular stockholder or other constituency of Myriad. The recommendation must also be accompanied by the written consent of the proposed nominee (i) to be considered by the Nominating and Governance Committee and interviewed if the Nominating and Governance Committee chooses to do so in its discretion, and (ii) if nominated and elected, to serve as a director.

For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, including the following threshold criteria:

●	Candidates should possess the highest personal and professional standards of integrity and ethical values;

●	Candidates must be committed to promoting and enhancing the long-term value of Myriad for its stockholders;

●	Candidates must be able to represent fairly and equally all stockholders without favoring or advancing any particular stockholder or other constituency of Myriad;

●

Candidates must have demonstrated achievements in one or more fields of business, professional, governmental, community, scientific or educational endeavor, and possess mature and objective business judgment and expertise;

●	Candidates are expected to have sound judgment, derived from management or policy making experience that demonstrates an ability to function effectively in an oversight role;

●

Candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to Myriad, including governance concerns, regulatory obligations, strategic business planning, competition and basic concepts of accounting and finance; and

●	Candidates must have, and be prepared to devote, adequate time to the Board of Directors and its committees.

In addition, the Nominating and Governance Committee will take into account the extent to which the candidate would fill a present need on the Board, including the extent to which a candidate meets the independence and experience standards promulgated by the SEC and by Nasdaq.

A copy of the Nominating and Governance Committee’s written charter is publicly available on the Investor Information – Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

The descriptions of our corporate governance policies contained in this proxy statement are qualified in their entirety and subject to the terms of such policies as modified by the Board of Directors from time to time. The following corporate governance documents are publicly available on the Investor Information — Understanding Myriad/Corporate Governance section of our website at www.myriad.com:

●	Policy on Annual Shareholder Meeting Attendance by Directors;

●	Policy on Security Holder Communications with Directors;

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MANAGEMENT AND CORPORATE GOVERNANCE

●	Policy on Security Holder Recommendation of Candidates for Election as Directors;

●	Procedures for Security Holders Submitting Nominating Recommendations;

●	Policy Regarding Qualifications of Directors;

●	Policy For Handling Complaints Regarding Accounting and Auditing Matters and Code of Conduct Matters;

●	Policy on Limiting Service on Public Company Boards;

●	Policy on New Director Orientation;

●	Policy on Continuing Education for the Board;

●	Policy on Related Person Transactions;

●	Director and Executive Officer Stock Ownership Guidelines;

●	Policy on Incentive Compensation Repayment;

●	Corporate Governance Principles;

●	Corporate Code of Conduct and Ethics and Whistleblower Policy;

●	Policy on Incentive Compensation Repayment;

●	Nominating and Governance Committee Charter;

●	Audit and Finance Committee Charter;

●	Compensation Committee Charter; and

●	Research and Product Innovation Committee Charter.

Research and Product Innovation Committee. Our former Strategic Committee was renamed and refocused as the Research and Product Innovation Committee in 2020. This Committee did not meet during fiscal 2020. This committee currently has five members: Dr. Newcomer (chair), Dr. Gilbert, Dr. Dreismann, Dr. Skovronsky, and Mr. Spiegelman. The committee’s roles and responsibilities are set forth in the Research and Product Innovation Committee’s written charter and include advising and consulting with senior management on a broad range of strategic and product development initiatives and making recommendations to the Board regarding such opportunities. A copy of the Research and Product Innovation Committee’s written charter is publicly available on the Investor Information — Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (801) 584-1143. However, any stockholder who wishes to address questions regarding our business directly with the Board of Directors, or any individual director, should send his or her questions in writing to the Chair of the Board or a designated member of the Board at 320 Wakara Way, Salt Lake City, Utah 84108. Communications will be distributed to the Board, to the Nominating and Governance Committee, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

●	Junk mail and mass mailings;

●	Resumes and other forms of job inquiry;

●	Surveys; and

●	Solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is excluded will be made available to any outside director upon request.

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Executive Officers

The following table sets forth the name, age (as of October 15, 2020) and position of each of our current executive officers. Unless indicated otherwise, general references to ‘‘executive officers’’ throughout this proxy statement refer to the following officers:

Name	Age	Position

Paul J. Diaz	58	President and Chief Executive Officer and Director

Jayne B. Hart	60	Executive Vice President of Human Resources

Benjamin G. Jackson	41	Executive Vice President, General Counsel and Secretary

Nicole Lambert	46	President of Myriad Womens Health, Oncology, and International

Jerry S. Lanchbury, Ph.D.	61	Chief Scientific Officer

Paul C. Parkinson	54	Executive Vice President for Reimbursement Strategy

R. Bryan Riggsbee	49	Chief Financial Officer and Treasurer

Mark Verratti	52	President, Myriad Neuroscience

Paul J. Diaz

Experience:
Paul J. Diaz. Please see biography above under ‘‘Management and Corporate Governance — The Board of Directors.’’

Jayne B. Hart

Experience:

Jayne B. Hart, Executive Vice President of Human Resources, joined Myriad in May 2011. She has more than twenty years of professional experience in the human resources field. Prior to joining Myriad, Ms. Hart served as vice president of human resources at LANDesk Software, a global software company. Before that, she was vice president of human resources for 360networks, a wholesale telecommunications company, and at AT&T Wireless, a global telecommunications company, where she began her career.

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MANAGEMENT AND CORPORATE GOVERNANCE

Benjamin G. Jackson

Experience:

Benjamin G. Jackson, Executive Vice President, General Counsel and Secretary, joined Myriad in February 2006. He has held various positions in Myriad’s Legal Department, including serving as associate general counsel prior to assuming the role of general counsel. Mr. Jackson received his J.D. degree from the J. Reuben Clark Law School at Brigham Young University and a B.S. degree in microbiology, immunology, and molecular genetics from the University of California Los Angeles.

Nicole Lambert

Experience:

Nicole Lambert, President of Myriad Womens Health, Oncology, and International, has served in her current role since April 1, 2019. Ms. Lambert joined the Company in June 2001. Prior to her current position, she served as General Manager for the Oncology and Urology business units and Vice President of Dermatology. Prior to joining Myriad, she was a genetic councilor at LabCorp. Ms. Lambert received her Bachelor’s degree in Biology and Sociology from Boston College and her Master’s degree in Genetic Counseling from Mt. Sinai School of Medicine at New York University.

Jerry S. Lanchbury, Ph.D.

Experience:

Jerry S. Lanchbury, Ph.D., Chief Scientific Officer, joined the Company in September 2002 as Senior Vice President of Research. In July 2005 he was appointed Executive Vice President of Research, a position he held until he was named to his current position in February 2010. Dr. Lanchbury came to us from GKT School of Medicine, King’s College where he had served as Reader in Molecular Immunogenetics and Head of Molecular Immunogenetics Unit since 1997. Dr. Lanchbury earned his Ph.D. from the University of Newcastle upon Tyne and 1st Class Honours, B.Sc. ‘‘Biology of Man & his Environment’’ degree from the University of Aston.

Paul C. Parkinson

Experience:

Paul ‘‘Chip’’ Parkinson, Executive Vice President for Reimbursement Strategy, joined the Company in 2016. Previously, he was president of OmedaRx and chief pharmacy officer of Regence Blue Cross Blue Shield health plans. In this role, Mr. Parkinson was responsible for managing $1.7 billion in annual pharmacy spending for the Regence Blue Cross Blue Shield health plans in Utah, Washington, Oregon and Idaho, which have more than two million members. Prior to that, he was vice president, Managed Markets and general manager, Urology at Myriad. During his tenure, Prolaris was included in the NCCN Guidelines for prostate cancer and received Medicare reimbursement. Before joining Myriad, he served in management and managed care leadership roles at Pfizer Inc. Mr. Parkinson received his B.S. degree in Communications from Weber State University.

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MANAGEMENT AND CORPORATE GOVERNANCE

R. Bryan Riggsbee

Age: 48	Experience:

R. Bryan Riggsbee, Chief Financial Officer and Treasurer, and Interim President and Chief Executive Officer from February 6 to August 12, 2020, joined us in October 2014. He previously served 10 years with Laboratory Corporation of America (LabCorp) where his most recent position was as Senior Vice President of Corporate Finance with responsibility for the financial planning and analysis and treasury functions. Prior to LabCorp, Mr. Riggsbee served in various finance roles with General Electric and began his career in the audit division of KPMG. He received a B.A. in Accounting from North Carolina State University, a B.A. in political science from the University of North Carolina at Chapel Hill and an M.B.A. from Northwestern University. Mr. Riggsbee is a Certified Public Accountant licensed in the State of North Carolina.

Mark Verratti

Age: 51	Experience:

Mark Verratti, President of Myriad Neuroscience and Myriad Autoimmune., and has served in his current role since August 1, 2017. He previously served as SVP, Chief Sales and Business Development officer at Assurex since January 2016. Mr. Verratti also held senior leadership positions with Cyberonics (now known as LivaNova) from 2005-2016, and earlier with Forest Pharmaceuticals where he led commercial teams with revenues approaching $500 million dollars. He received a B.S. in Life Sciences with a minor in Physiology from The Pennsylvania State University.

We have entered into standard employment agreements with each of the above executive officers. For each such officer, we have also entered into our standard Severance and Change in Control Agreements, which are described elsewhere in the proxy statement under the caption ‘‘Executive Compensation — Narrative Disclosure to Summary Compensation Table and 2020 Fiscal Year Grants of Plan-Based Awards Table.’’

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

Executive Summary

Overview

We are a leading personalized medicine company, with the goal of providing physicians and their patients with critical information to guide healthcare management. Our goal is to manage our business to maximize the value we provide through our services, making the Company more successful and valuable, and hence maximizing our long-term stockholder value. Our compensation programs are designed to support these goals, with the primary objectives of attracting and retaining executive talent, motivating our executive officers through pay-for-performance metrics to enhance our growth and profitability, and increasing long-term stockholder value.

With the arrival of a new President and Chief Executive Officer in August 2020, and two-thirds of the Board consisting of directors added within the last 16 months, the Company has begun the process of revamping its approach to executive compensation. As discussed in more detail below, the Company is also transitioning from a fiscal year running from July 1 to June 30 to a calendar year fiscal year. This leaves a six-month transition period in the second half of calendar year 2020, which is referred to herein as the ‘‘2020 transition period’’. This proxy statement will report (a) compensation paid under our fiscal year 2020 plan; (b) compensation to be paid during the 2020 transition period; and (c) certain elements of compensation to be paid under our new calendar 2021 plan. Beginning with the 2020 transition period and continuing into calendar 2021, the three principal components of our compensation program for executive officers are:

●	Annual salary;

●	Short-term incentive compensation in the form of an annual cash incentive bonus;

●

Long-term incentive compensation in the form of (a) restricted stock units (RSUs) subject to time-based vesting and (b) performance-based restricted stock units (PSUs) subject to financial metrics followed by time-based vesting.

We believe that these compensation components provide the appropriate balance of short-term and long-term compensation and incentives to our executives to drive our performance, success and long-term growth. As indicated in the charts below, our pay mix for fiscal 2020 largely followed that of our peers, with the majority of our compensation in the form of long-term incentive compensation. Peer Pay Mix data is a composite of our peer group data and published survey data.

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

Our compensation program seeks to align compensation with Company performance, and hence reward our executive officers for their contribution to our growth, profitability and increased stockholder value through the recognition of individual leadership, initiatives, achievements and other contributions. For fiscal 2020, our Compensation Committee approved individual Management Business Objectives (‘‘MBOs’’), which consist of goals tailored to each executive, and awarded short-term annual cash bonuses based on individual achievement against these MBOs. In determining these bonus amounts, however, the Compensation Committee also applied a 50% deduction multiplier based on Company financial performance for fiscal 2020. The Committee then awarded the bonuses in the form of RSU grants in order to preserve cash while the Company recovers from the impact of the COVID-19 pandemic on its business.

For short-term cash bonuses for our executive officers for the 2020 transition period, our Compensation Committee has approved Company performance and financial goal metrics as well as individual MBOs. Thus, the annual cash bonus component of an executive’s compensation will be balanced between these performance and financial metrics on one hand and the individual MBOs on the other, with greater weight to be given to the performance and financial metrics. For example, performance and financial metrics for the 2020 transition period will represent 70% of an executive’s total score and individual MBOs will account for the remaining 30%, as in the following illustration.

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

Long-term incentives, such as equity grants, will also be based at least in part on the Company’s performance against performance metrics set by the Compensation Committee, as in the following illustration. For the 2020 transition period and calendar 2021, for example, 50% of an executive’s equity grant will be RSUs and 50% will be PSUs, with the metrics determining the ultimate number of PSUs awarded comprised of earnings per share and relative total shareholder return.

50% of Annual Share Grant	50% of Annual Share Grant

Restricted Stock Units (RSUs):	Performance Stock Units (PSUs):
• Number of shares fixed in advance by the compensation committee • Time-based vesting

•  Target number of shares set by the compensation committee

•  Actual number of shares granted depends on the company financial performance

•  Time-based vesting

•  Based on adjusted EPS and total share holder return targets

This compensation structure for the 2020 transition period and calendar 2021 differs from previous years primarily in that (a) no new three-year LTI cash bonus plans will be instituted, starting in the 2020 transition period; and (b) short-term cash incentives and long-term equity incentives will be weighted toward Company financial performance more than individual objectives. The Compensation Committee believes this new structure represents an appropriate mix of individual objectives and financial performance targets, which incentivize executive officers to increase our profitability, success and long-term stockholder value.

Fiscal Year 2020 Performance

For fiscal year 2020 our revenues declined 25 percent year-over-year to $639 million and we had GAAP earnings per share of ($2.69) and non-GAAP earnings per share of ($0.08) which declined relative to fiscal year 2019. Two factors significantly detrimentally impacted our revenue and profitability in fiscal year 2020. The first was the Current Procedural Terminology (CPT) code transition under the Centers for Medicare and Medicaid Services (CMS) clinical laboratory fee schedule for hereditary cancer testing codes. On January 1, 2019, following recommendations from the American Medical Association Current Procedural Terminology Editorial Panel, the CMS clinical laboratory fee schedule was updated discontinuing the use of legacy hereditary cancer CPT codes 81211 and 81213, which reduced reimbursement levels. Given that these codes were utilized in a number of long-term commercial payer contracts, the Company was forced to renegotiate many of these contracts at rates lower than historical averages. This led to a meaningful pricing headwind for the hereditary cancer business in fiscal year 2020. Secondly, Myriad’s business was significantly impacted by the global COVID-19 pandemic in fiscal year 2020 which caused a dramatic decline in elective testing by physicians in the second half of the fiscal year. Despite these challenges, during fiscal year 2020, we believe we accomplished a number of our strategic objectives that position the Company for future long-term growth.

Notwithstanding the headwinds faced by the Company in fiscal year 2020, Myriad generated positive cash flows from operations with $64 million in non-GAAP free cash flow. We ended the year with a strong balance sheet with approximately $255 million in cash, cash equivalents, and marketable investment securities and plan to continue to exercise a balanced approach to capital deployment, including investing for future growth, paying down debt associated with recent acquisitions, and business development activities.

An explanation of the adjustments to our GAAP financial measures used in this proxy statement and a reconciliation of the adjusted financial measures to the comparable GAAP financial measures are included in Appendix A to this proxy statement.

Focusing on our longer-term growth, over the past five years, our revenue has declined at a compound annual rate of negative three percent since fiscal year 2016. This negative growth trajectory is primarily due to declines in hereditary cancer revenue as a result of competition following the loss of our patents related to hereditary cancer testing, which declines have been partially offset by new product growth over that period, as well as declines in fiscal

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

year 2020 due to the impact of the COVID-19 global pandemic and hereditary cancer coding transition discussed above. In fiscal year 2020, 73 percent of our test volume and 50 percent of our revenue was derived from new (non-hereditary cancer) products. Going forward, we believe the Company is positioned to return to revenue growth rates given increasing stability in hereditary cancer revenues and continued growth from new products.

Over the past five years, we experienced a -20 percent annual stockholder return on our stock price versus a 15 percent return for the Nasdaq composite index and a 5 percent return for the Nasdaq Healthcare Providers Stock Index reflecting the increased competition we faced after the loss of key hereditary cancer patents in fiscal year 2013. We included the Nasdaq Healthcare Providers Stock Index in our Stock Performance Chart as the Nasdaq Healthcare Providers Stock Index is comprised of companies which also operate in the healthcare industry. We caution that historical stock price performance, including the stock price performance shown in the chart below, is not necessarily indicative of, nor is it intended to forecast, the potential future performance of our common stock.

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

In addition to our financial results during fiscal year 2020, we also achieved the following progress on our three critical success factors:

Build Upon a Solid Hereditary Cancer Foundation

●	Grew hereditary cancer test volumes at a six percent year-over-year growth rate prior to the global COVID-19 pandemic.

●

Received reimbursement and launched the BRACAnalysis® Diagnostic System in Japan to help physicians determine which people affected with breast and ovarian cancer have Hereditary Breast and Ovarian Cancer (HBOC) syndrome and qualify for additional diagnostic and medical management. BRACAnalysis previously was approved by Japan’s Ministry of Health, Labour and Welfare in November 2019 for this indication.

●

Published a new study for riskScore® in the Journal of the American Medical Association Network Open demonstrating the ability of Myriad’s polygenic risk score to modify breast cancer risk stratification in women diagnosed with pathogenic mutations in common breast cancer genes.

Grow New Product Volume

●

Launched a new radiographic progression (RP) enhancement tool for the Vectra® test report that is personalized based on the age, gender and adiposity of the patient. The new test report will provide individual risk of a patient’s risk of RP within one year.

●	Received FDA approval for BRACAnalysis CDx as a companion diagnostic test for patients with metastatic pancreatic cancer seeking treatment with Lynparza (olaparib).

●

Received FDA approval for the myChoice CDx® test for use as a companion diagnostic by healthcare professionals to identify advanced ovarian cancer patients with positive homologous recombination deficiency status, who are eligible or may become eligible, for first-line maintenance treatment with Lynparza (olaparib) in combination with bevacizumab.

●

Received FDA approval for the BRACAnalysis CDx® test for use as a companion diagnostic by healthcare professionals to identify men with metastatic castration-resistant prostate cancer who are eligible for treatment with Lynparza® (olaparib).

●

Published a new study in Prenatal Diagnosis demonstrating that Prequel® is the only non-invasive prenatal screening (NIPS) test that outperforms traditional measures of aneuploidy detection across all classes of obesity. Other NIPS testing methodologies can have failure rates up to 24 percent in obese patients leading the American College of Gynecology to recommend against using NIPS in patients with significant obesity.

Expand Reimbursement Coverage for New Products

●

Announced coverage decision from UnitedHealthcare, the largest commercial payer in the United States, covering GeneSight for patients that have a diagnosis of major depressive disorder or anxiety and have failed at least one prior medication.

●

Received favorable coverage decisions for Prolaris® from six new commercial health plans including one of the top five national providers of health insurance. In aggregate the new health plans represent over 26 million covered lives.

●

Published the precision medicine analysis of the GUIDED study in the Journal of Clinical Psychiatry. The study evaluated 787 patients at baseline who were on medications with known gene drug interactions. The analysis showed that patients who had their treatment guided by GeneSight saw a 70 percent improvement in remission, 42 percent improvement in response, and a 23 percent improvement in symptoms, all of which were statistically significant.

●	Vectra was included in an American College of Rheumatology publication stating that the test was one of several disease activity measures that met a minimum standard for regular clinic use.

●

Received favorable new guidelines for Prolaris including the National Comprehensive Cancer Network updating their professional guidelines to include Prolaris across all major risk categories and the European Urology Association Guidelines for 2020 recommending biomarker testing, including Prolaris for prostate cancer patients where there is clear clinical actionability.

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

●

Published a GeneSight meta-analysis covering four major clinical studies and 1,556 patients. Across the patient populations, patients who received guided care with GeneSight saw a 43 percent improvement in symptoms relative to treatment as usual, a 40 percent improvement in response rates, and a 49 percent improvement in remission rates, all of which were highly statistically significant.

●

Published a new study in Genetics in Medicine comprising over 93,000 patients which showed the challenges associated with ethnicity-based guidelines for carrier screening used by both the American College of Medical Genetics (ACMG) and the American College of Gynecology (ACOG). In the study, following ethnicity-based guidelines from ACOG and ACMG would have resulted in 77 percent of carriers of severe genetic disease being missed.

Performance Pay for Fiscal Year 2020

As noted above, the compensation structure for executive officers for fiscal 2020 approved in September 2019 differed from our compensation structure going forward. In applying the fiscal year 2020 compensation plan, however, our Compensation Committee incorporated the themes of our new compensation structure by heavily weighting Company financial performance in fiscal 2020. The Committee also took into account the impact of COVID-19 on the Company’s business. Thus, the Compensation Committee approved the following features of fiscal 2020 compensation for NEOs and executive officers.

●

awarded fiscal year 2020 annual bonuses to our NEOs at 38 to 50 percent of target based on each NEO’s MBOs score reflecting the degree to which individual Company objectives were achieved (as part of our effort to reduce expenses during the COVID-19 pandemic, the bonuses were paid this year in the form of a restricted stock unit grant which vests over a two-year period rather than in cash);

●	awarded no cash payments under our fiscal year 2018-2020 three-year, long term cash incentive plan as the target metrics were not achieved;

●	Withheld any pay increases to our executive officer salaries until at least January 1, 2021; and

●

awarded long-term equity incentive compensation in the form of 1⁄2 RSUs, vesting over a four-year period, and 1⁄2 PSUs, where the final number of shares awarded depends on Company financial performance (and also vesting over a four-year period).

The below chart shows CEO pay by year. For fiscal year 2020 the chart shows the combined total compensation of both Mr. Riggsbee and Mr. Capone:

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

Say-on-Pay Results

At our last annual meeting of stockholders in December 2019, we held a stockholder advisory vote on the fiscal year 2019 compensation of our NEOs. This is generally referred to as a ‘‘Say-on-Pay’’ vote. ISS and Glass Lewis recommended for the approval of our Say-on-Pay vote and our stockholders approved the compensation of our NEOs with 91 percent of stockholder votes cast in favor of our Say-on-Pay resolution for fiscal year 2019. Notwithstanding this high approval percentage, we continued our outreach to our stockholders to identify and understand feedback that they may have about our executive compensation with the goal of sustaining a high level of approval. This ISS, Glass Lewis, and stockholder feedback was considered in devising the new compensation structure for the 2020 transition period and the Compensation Committee’s decisions on fiscal 2020 compensation, both discussed in detail above. The Compensation Committee will monitor further stakeholder feedback, Company performance, and market developments for potential further improvements to the Company’s compensation structure for executive officers.

Pay Practices

Additionally, we have adopted other practices that reflect the high standards our Compensation Committee seeks to attain for our compensation philosophy and pay practices, such as:

●	A significant portion of equity granted to all executive officers, not only NEOs, will be restricted stock units subject to predetermined, objective, formula-based, financial performance metrics;

●

The period required for full vesting of restricted stock units—other than in exceptional cases, such as the two-year vesting for RSUs granted in lieu of cash bonuses in August 2020—shall be greater than four years;

●

Stock ownership guidelines for our directors (three times annual cash retainer) and executive officers (for President and CEO, three times annual base salary, and for other executive officers, two times annual base salary);

●	Prohibiting hedging the economic risk of holding our stock, including trading in our stock on a short-term basis, short sales of our stock and similar transactions, for which waivers are not granted;

●	Prohibiting any tax gross-up payments by the Company with respect to compensation paid to any employee or director;

●

Prohibiting executives and directors from engaging in any transaction in which they may profit from short-term speculative swings in the value of the Company’s securities. This includes ‘‘short sales’’ (selling borrowed securities that the seller hopes can be purchased at a lower price in the future) or ‘‘short sales against the box’’ (selling owned, but not delivered securities), and ‘‘put’’ and ‘‘call’’ options;

●	Prohibiting the pledge or use of our stock to secure a margin or other loan, for which waivers are not granted;

●	Prohibiting the Company’s repurchase of underwater stock options;

●	Prohibiting the repricing of stock options and other awards without stockholder approval;

●	Prohibiting the grant of in-the-money stock options; and

●	Employing each executive officer on an ‘‘at will’’ basis without any guarantee as to employment term, salary, or bonus.

CEO Pay Ratio

The following is a reasonable estimate prepared under the Securities and Exchange Commission (SEC) rules, of the ratio of the annual total compensation of our President and Chief Executive Officer to the median of the annual total compensation of our other employees. We determined that as of April 30, 2020 our employee population consisted of approximately 2,609 U.S. employees. All international employees were excluded in the 5% de minimis exemption adjustment as permitted by SEC rules. We then selected our median employee based on the W-2 calculated income of our U.S. employees as of December 31, 2019. For employees hired on or after January 1, 2020, we used their W-2 income earned as of April 30, 2020.

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

For Fiscal Year 2020:

●	The annual total compensation of the employee identified at median of the Company (excluding the CEO) was $89,031;

●

As disclosed in the summary compensation table, the annual total compensation of our President and CEO for purposes of determining the CEO Pay Ratio was $10,377,799 which combines the total compensation for Mr. Capone and Mr. Riggsbee for fiscal year 2020; and

●

based on this information, for fiscal year 2020, the ratio of the annual total compensation of our President and CEO to the median of the annual total compensation of all other U.S. employees was estimated to be 117 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodologies prescribed by the SEC. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Using consistently applied measures, we did not make any assumptions, adjustments or estimates with respect to base pay and we did not annualize compensation for any employee not employed for the entire year.

Due to the flexibility afforded by the rules of the SEC in calculating the pay ratio amount, the ratio calculated may not be comparable to the CEO pay ratio presented by other companies.

Fiscal Year 2020 Named Executive Officer Compensation

Elements of our Compensation Program

In recent years up to and including fiscal 2020, the compensation program for our executive officers consisted principally of a base salary, an annual cash incentive bonus, long-term compensation in the form of a three-year cash incentive bonus award, and equity incentive compensation in the form of restricted stock units with a performance-based factor applicable to our NEOs. While each of these components of our compensation program are discussed in detail in the following pages, the following is a brief introduction:

Base Salary: An annual base salary provides the foundation of our compensation program and ensures that the executive officer is being paid ongoing compensation, which allows us to attract and retain high-quality talent.

Annual Cash Bonus: The annual cash incentive bonus forms an important part of our compensation strategy by providing an incentive to reward short-term performance as measured by Company performance and accomplishment of Individual MBOs.

Long-Term Cash Bonus: The long-term cash incentive bonus award has been phased out starting in the 2020 transition period and calendar 2021 as the Compensation Committee emphasizes equity for long-term incentive compensation going forward. For plans instituted September 2019 or before, payments will continue to be made to the extent required metrics are achieved, but no new plans will be instituted starting in September 2020. As noted herein, required metrics were not achieved and no payment was made under the plan established in fiscal 2018 and potentially payable in September 2020.

Equity: Equity incentive compensation formed an important part of our previous compensation strategy and will be further emphasized going forward. These equity grants reward our executive officers for the long-term performance of Myriad and help to ensure that our executive officers have a stake in our long-term success by providing an incentive to improve our overall growth and value. For example, under our refocused equity grants, financial and share price performance metrics are included that align with our strategic goals and objectives and thus align the executive officers’ interests with stockholders’ long-term interests.

The Compensation Committee, in collaboration with management, attempts to develop an overall compensation program that incentivizes the executive officers to achieve their objectives without encouraging them to take excessive risks to the business. We believe that this is accomplished through the balance of the various elements of our compensation program.

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

Formulating and Setting Executive Compensation

The Compensation Committee is responsible for formulating, evaluating and approving the compensation, including the award of equity compensation, for our executive officers, including our President and CEO. The Compensation Committee also assists the full board in establishing appropriate incentive compensation and equity-based plans generally for all employees and is responsible for administering these plans.

For fiscal year 2020, the Compensation Committee retained Mercer for the purpose of updating our peer group of companies and to provide competitive market data on the salary, short-term incentive compensation and long-term incentive compensation of executive officers at comparable companies within our industry. The Compensation Committee uses this competitive market data on compensation in determining annual salary compensation, short-term (annual) incentive compensation and long-term incentive compensation (both cash and equity incentive compensation) for the President and CEO and other executive officers of the Company (the ‘‘2020 Mercer Executive Compensation Review’’).

As a basis for the source market data for the 2020 Mercer Executive Compensation Review, Mercer utilized compensation data from the following group of 12 peer companies. Mercer recommended that we retain nine companies from last year’s peer group and added three new companies. We believe the selected peer group of companies reflects our industry and aligns with the ISS and Glass Lewis selected peer group for Myriad. Presently, 9 of the 12 companies in our peer group are companies which were selected by ISS as part of ISS’s compensation pay review from last year, and 8 of the 12 companies in our peer group of companies are companies selected by Glass Lewis as part of Glass Lewis’ compensation pay review from last year. Only one of the 12 companies in our peer group were not in either the ISS or Glass Lewis peer group from last year.

Alkermes plc	BioMarin Pharmaceutical Inc.	Bio-Techne Corp.
Exact Sciences Corporation	Exelixis Inc.	Jazz Pharmaceuticals plc
lncyte Corporation	lonis Pharmaceuticals, Inc	Neogenomics, Inc.
Neurocrine Biosciences Inc.	Seattle Genetics, Inc.	United Therapeutics Corporation

In addition, Mercer gathered competitive market data from published survey data in the biotech industry for similarly sized entities as reflected in the 2019 Mercer US Global Premium Executive Remuneration Suite and the 2020 Radford Global Life Sciences Survey. To determine competitive market compensation, where possible, composite survey data were equally blended with the proxy data from our peer group set forth above. Compensation data for the peer group were collected from available proxy-disclosed data. This information was gathered and analyzed for the 25th, 50th and 75th percentiles for annual salary, short-term incentive pay elements and long-term incentive pay elements. Where possible, our executive officers were matched to appropriate proxy and survey positions based on job content and level of responsibility. Proxy-based and survey-based salaries were aged to 2020 at an annual rate of 3.5 percent, the average 2019/2020 salary increase for executives in the U.S. Restricted stock units were valued at fair market value (the closing price of our common stock) on the date of grant.

We believe that the compensation information obtained from the 2020 Mercer Executive Compensation Review provides us appropriate compensation data and benchmarks, because it is derived from companies that are in our industry, share similar corporate structures, and have similar factors such as number of employees, market value, revenues, net income, product pipeline and gross margins. Through Mercer, we have selected those companies that we believe represent the various factors of our business as outlined above.

Utilizing the composite peer group data provided to us in the 2020 Mercer Executive Compensation Review, the Compensation Committee analyzed, among other criteria, the average salary, short-term incentive bonus compensation and long-term incentive bonus compensation (both cash and equity compensation) for each of our executive officers at the 25th, 50th and 75th percentile ranges. In addition, for long-term incentive equity compensation, the Compensation Committee analyzed, among other criteria, the average equity compensation for each of our executive officers at the 25th, 50th and 75th percentile range from the Mercer composite compensation data. The Compensation Committee also analyzed our equity burn rate, issued equity overhang, total equity overhang and stockholder value transfer. Finally, the Compensation Committee considered the number of restricted stock units awarded to executive officers as a group, as compared to all restricted stock units awarded. In so doing, the Compensation Committee noted that this ratio has become increasingly

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

weighted towards overall employees based upon recent initiatives to increase equity ownership among a broader set of Myriad employees. For example, in fiscal year 2020 all Company employees with management roles received stock-based compensation and all employees ranked as top-25 percent employees in annual merit reviews received a small equity grant.

The Compensation Committee has approved a pay-for-performance philosophy for the compensation of our executive officers that is intended, in general, to provide base salary, bonus and total compensation within the 50th to 75th percentile of comparable companies in our industry taking into account the financial performance of the Company. However, we may award compensation above the 75th percentile when deemed appropriate to further promote and achieve the primary objectives of our compensation programs. The comparable group of companies on which we rely to corroborate our determinations are those represented by the peer groups utilized in the Mercer Executive Compensation Review and those that participated in the industry survey reports used by Mercer. Within the scope of this pay-for-performance philosophy, we have determined the components of each executive’s compensation package based on various factors, including: the executive’s particular background, training and relevant work experience; the executive’s role and responsibilities and the compensation paid to similar persons in comparable companies represented in the compensation data that we utilized; the demand for individuals with the executive’s specific talents and expertise and our ability to attract and retain comparable talent; Individual MBOs; the other expectations of the executive for the position; and the comparison to other executives within our Company having similar skills and experience levels and responsibilities.

Incident to the change from a July-June fiscal year to a calendar year, the Compensation Committee approved full-year goals for all forms of variable compensation for the 2020 transition period, which will consist of the six months between July 1, 2020 and December 31, 2020, with the recognition that these goals will likely be re-evaluated at the start of the calendar year in January 2021.

Base Salary

Each year we evaluate base salaries as part of our management performance program, and establish each executive’s base salary for the ensuing year. In establishing base salaries, we assess the executive officer’s performance in each of the areas of their individual MBOs, the financial performance of the Company in the areas of responsibility of the executive officer, the overall financial performance of the Company, the experience of the executive, the executive’s role and responsibilities and particular background, and other significant accomplishments and contributions of the executive officer. An executive’s base salary is also evaluated together with other components of the executive’s compensation.

For fiscal year 2020, the base salary of our President and CEO and CFO and Treasurer and our named executive officers were increased by an average of 4.4% (as compared to fiscal 2019) and all were between the 50 to 75 percent range of our peer group. For the 2020 transition period, no salary increases were made in part due to the impact on our business from the COVID-19 global pandemic. There will be no increase to the salary of our President and CEO in the 2020 transition period because he began his service, and his salary was determined, within such period. Salaries may be revisited after our transition to a calendar fiscal year, starting on January 1, 2021. Furthermore, salaries for our named executive officers were reduced by 30 percent for three months for the pay periods of April 15, 2020 through July 15, 2020 to reduce expenses during the peak impact period from the COVID-19 pandemic to date. This led to lower salary payments to our named executive officers during fiscal year 2020 and will lead to lower payments in the 2020 transition period. The apparent year-over-year increases in salaries for our named executive officers (where applicable) shown in the table below are attributable to the majority of this temporary pay reduction falling in fiscal year 2020 rather than in the 2020 transition period (while the original annual base salary amounts remained the same).

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

Name and Position	2020 Transition Period Base Salary ($)(1)		Fiscal 2020 Base Salary ($)		% Increase
R. Bryan Riggsbee
Interim President and Chief Executive Officer, Chief
Financial Officer and Treasurer	477,000		552,796	(2)	(14%)
Mark C. Capone
Former President and Chief Executive Officer	0	(3)	870,560		N/A
Alexander Ford
Former Chief Operating Officer.	557,000	(4)	513,271		9%
Jerry S. Lanchbury, Ph.D.
Chief Scientific Officer	519,000		493,496		5%
Nicole Lambert
Group President Myriad Women’s Health, Oncology, and
International	420,000		386,859		9%
Bernard F. Tobin
Former President, Autoimmune	0	(5)	431,295		N/A
Gary A. King
Former Executive Vice President of Myriad International	428,000	(6)	405,725		5%

(1)	2020 transition period base salary figures are annualized.

(2)

Mr. Riggsbee’s fiscal year 2020 salary consists of his partial year salary of $483,000 while he served as Chief Financial Officer and Treasurer, his partial year salary of $723,000 while he served as interim President and Chief Executive Officer, with the application of the temporary salary reductions due to the global coronavirus pandemic.

(3)	Mr. Capone resigned as Chief Executive Officer effective February 6, 2020 and will not receive a salary for the 2020 transition period.

(4)	Mr. Ford resigned from the Company effective October 2, 2020.

(5)	Mr. Tobin’s position was eliminated on May 1, 2020 as part of Myriad’s leadership restructuring and he will not receive a salary in the 2020 transition period.

(6)

Mr. King retired from the Company on October 1, 2020, at which point he entered a consulting agreement under which he will continue to provide consulting and transitional services to the Company until December 31, 2020 (which period may be extended by mutual agreement of the parties). Effective April 1, 2020, Mr.King was no longer an executive officer of the Company.

The decision to delay increasing our executive officers’ base salary for the 2020 transition period reflects the need to monitor expenses while we navigate the global coronavirus pandemic, and we plan to reassess this decision no earlier than January 1, 2021.

Annual Cash Incentive Bonus

The annual cash incentive bonus amount is determined as part of our management performance program. The Compensation Committee assesses (a) the Company’s performance against specific, objective financial metrics and (b) the executive officer’s performance against each of their individual MBOs.

For fiscal year 2020, for purposes of determining the annual cash incentive bonuses paid to our executive officers including our President and CEO, the Compensation Committee used a formulaic approach, based on a target incentive bonus as a percentage of base salary determined in early fiscal year 2020, Company performance, and the achievement of Individual MBOs. The target incentive bonus as a percentage of base salary for each executive officer (other than our President and CEO) ranged from 45 to 60 percent, depending on the responsibilities and experience of the executive officer, and was based on the target incentive bonus percentage from our peer group for each of the individual executive officers. For our former President and CEO the target incentive bonus as a percentage of base salary was 100 percent. Our Interim President and CEO also had a target incentive bonus as a percentage of base salary of 100 percent for the period in fiscal year 2020 in which he served as Interim President and CEO. The annual cash incentive bonus amount for each executive officer and our President and CEO was then determined based on the following formula:

(Annual Salary) * (Target Bonus %) * (Individual MBO Achievement) * 50% (Company performance) = Bonus Amount

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

The 50% multiplier was an across the board reduction based on the Company’s financial underperformance in fiscal 2020, specifically total revenue of $639 million and adjusted operating loss of ($29) million. Each executive officer was also scored on his or her individual MBOs, as discussed below for our NEOs under ‘‘Named Executive Officer Performance for Fiscal 2020’’. The MBO Performance Goals Score for the executive officer group ranged from 85 to 100 percent. Both Mr. Capone and Mr. Tobin were paid a percentage of their accrued bonus in cash pursuant to their separation agreements. In order to preserve cash, the Board decided to pay the 2020 MBO bonuses for all other named executive officers in the form of a one-time restricted stock unit grant vesting over two years, with a grant date value equivalent to the cash bonus amount earned by such executive officer as determined by the Compensation Committee.

The Compensation Committee determined the annual cash incentive bonuses for our NEOs for fiscal year 2020 (which were paid in the form of a restricted stock unit grant) as set forth in the chart below.

Name and Position	Target Incentive Bonus (as a % of Fiscal 2020 Base Salary)	MBO Performance Goals Score (as a %)	Company Multiplier (as a %)	Total Performance Factor	Fiscal 2020 Bonus Payment ($)(1)
R. Bryan Riggsbee Chief Financial Officer and Treasurer	60	35	50	18	29,584
Interim President and Chief Executive Officer	100	100	50	50	150,625
Mark C. Capone Former President and Chief Executive Officer	100	NA	NA	NA	184,211
Alexander Ford Former Chief Operating Officer	60	89	50	45	150,643
Jerry S. Lanchbury, Ph.D. Chief Scientific Officer	50	100	50	50	131,599
Nicole Lambert Group President Myriad Women’s Health, Oncology, and International	50	94	50	44	99,934
Bernard J. Tobin Former President Myriad Autoimmune	50	NA	NA	NA	95,163
Gary A. King Former Executive Vice President of Myriad International	50	100	50	50	108,193
(1)	Bonuses were paid in the form of RSUs with two-year vesting with the exception of Mr. Capone and Mr. Tobin, whose bonuses were paid in cash pursuant to their separation agreements.

We believe that this cash incentive bonus compensation, structured as a share grant rather than a cash payment, was appropriate based on the performance of the Company in fiscal 2020.

For the 2020 transition period, the Compensation Committee has decided to change the components for determining the annual cash incentive bonus for executive officers that were used for fiscal year 2020, while retaining the same overall formulaic approach. The general formula for calculating bonus amounts for the 2020 transition period, and likely continuing for calendar year 2021, is as follows:

(Annual Salary) * (Target Bonus %) * [F*(Company Financial Performance) + G*(Individual MBO Achievement)] = Bonus Amount

Where F = weighting of Company financial metrics; G = weighting of individual MBOs; and F will be weighted more heavily than G.

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EXECUTIVE COMPENSATION Compensation Discussion and Analysis

Application of this new formula will focus primarily on the achievement of revenue and operating profit targets for the year, such that these financial metrics will be weighted more heavily than individual performance goals. For example, for the 2020 transition period the Compensation Committee weighted the financial metrics at 70% and the individual MBOs at 30%.

The Compensation Committee has also established the following target incentive bonus percentages for our new President and CEO and for our NEOs who are currently serving as executive officers, which will be used in determining annual cash incentive bonus amounts for 2020 transition period performance. With the exception of the increase for Ms. Lambert, these are unchanged from the targets for each position that were established for fiscal year 2020.

Executive Officer	Target Incentive Bonus (% of base salary for 2020 Transition Period)
Paul J. Diaz President and Chief Executive Officer	100
R. Bryan Riggsbee Chief Financial Officer and Treasurer	60
Jerry S. Lanchbury Chief Scientific Officer	50
Nicole Lambert Group President of Myriad Women’s Health, Oncology, and International	60

Long-Term Incentive Awards

To incentivize and reward long-term performance by our executives, we have historically provided two forms of long-term incentive compensation: a three-year cash incentive bonus and initial and annual equity awards.

Three-Year Cash Incentive Bonus. In December 2012, the Compensation Committee established a long-term cash incentive bonus program for our executive officers based on predetermined, objective financial formula-based performance targets to be accomplished at the end of the third ensuing fiscal year. In September 2020, the Compensation Committee discontinued this program, such that no further plans will be instituted. However, payouts over the next two fiscal years, under plans instituted before September 2020, may still be made under the terms of each such plan as described below.

For any amount to be paid under these three-year cash bonus plans, the minimum predetermined financial metric thresholds must be surpassed; otherwise, no bonus amount is paid. As reflected in the following table, the financial metrics for these payouts are reviewed and determined when each three-year award is established. The three-year incentive bonus award amount is based on a target bonus amount as a percentage of base salary of 20 percent for our President and CEO and 15 percent for our other executive officers. For all executive officers, the bonus amount is capped at 150% of the target bonus. Based on the Company’s financial performance, we have only made a payout under our long-term cash incentive bonus program for the three-year performance periods ending with FY2015 and FY2019. For the other three-year performance periods ending in FY2016, FY2017, FY2018, and FY2020, none of the target thresholds were achieved, so no payouts were made.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following table summarizes each of the three-year cash incentive awards established for our executive officers.

Date of Award	Three-Year Performance Period	Performance Criteria	Payout Under Plan
December 2012	FY 2013-2015	Revenue (50%), EBITDA (25%) and EPS (25%)	Payout at 47.55% of Target Award
September 2013	FY 2014-2016	Revenue (50%) and EBITDA (50%)	No Payout
September 2014	FY 2015-2017	Revenue (50%) and Net Income (50%)	No Payout
September 2015	FY 2016-2018	Revenue (50%) and EBITDA (50%)	No Payout
September 2016	FY 2017-2019	Revenue (50%), Adjusted Operating Margin (25%) and Diversification of Product Revenue (25%)	Payout at 34% of Target Award
September 2017	FY 2018-2020	Revenue (50%), Adjusted Operating Margin (25%) and Diversification of Product Revenue (25%)	No Payout
September 2018	FY 2019-2021	Revenue (50%), Adjusted Operating Margin (25%) and Diversification of Product Revenue (25%)	TBD
September 2019	FY 2020-2022	Revenue (50%), Adjusted Operating Margin (25%) and Diversification of Product Revenue (25%)	TBD

Initial Equity Awards. Executives who join us, who are often granted equity, are granted restricted stock unit awards. The amount of the initial restricted stock unit award is determined based on the executive’s position and analysis of the competitive practices of the companies similar in size as represented in the compensation data that we review with the goal of creating a total compensation package for new executives that is competitive with other similar companies and that will enable us to attract high quality management personnel. One-fourth of each initial equity award vests on an annual basis over four-plus years.

Annual Equity Incentive Awards. In response to comments from our stockholders, we will continue to issue long-term equity incentive compensation grants in restricted stock units. Historically these grants have included entirely time-based vesting for all executive officers other than expected NEOs. For these time-based RSUs, one-fourth of the units granted vested on an annual basis over a period of four years.

For our NEOs, all restricted stock units awarded were subject to achievement of a predetermined, formula-based, financial target that must have been achieved in order for the award to commence vesting. These performance-based RSUs are referred to as PSUs. Thus, for our NEOs, the actual number of units earned was determined based on the percentage achievement of the predetermined financial target with no award earned if the minimum threshold was not achieved; thereafter, and only if the minimum threshold was achieved, vesting of the award was based on the NEO’s continued employment with us. Once the final number of shares to be awarded was determined, these vested in the same way as the time-based RSUs.

For the 2020 transition period, all executive officers, expected NEOs and others, were awarded a mix of 50% time-based RSUs and 50% PSUs. The performance metrics for these PSUs will be measured against earnings per share and relative total shareholder return for the period from July 1, 2020 to June 30, 2021. We believe this mix, especially these metrics for the PSU portion of equity grants, better aligns executive incentives with long-term shareholder interests by allowing stock performance to impact the amount of equity awarded to executive officers.

In determining the amount of equity compensation to be awarded, the Compensation Committee considers various factors, including our financial and operating performance for the applicable period; the executive officer’s contribution to our performance; the anticipated contribution of the executive officer to our future

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

performance; the accomplishments of the executive officer as measured by achievement of MBOs; a review of compensation for comparable positions in our peer group from our benchmarking studies; and the total compensation of the executive officer and the anticipated retentive effect of the grant of additional equity compensation. We also take into consideration the total number of outstanding shares of our common stock, the relative dilution to stockholders, as well as our gross equity burn rate, issued equity overhang and total equity overhang. The size of the restricted stock unit award generally increases as the rank and responsibilities of the executive officer increases.

Restricted stock unit awards are made once a year at our Compensation Committee meeting held in connection with the Board of Director meetings that are generally held in September. The Board customarily determines the dates of its meetings for the ensuing year at a meeting of the Board in the preceding year. Thus, the dates on which equity compensation is granted are set well in advance. The Compensation Committee does not time the grant of equity compensation with respect to the release of material nonpublic information, whether or not that information may favorably or unfavorably impact the price of our common stock. Restricted stock unit awards for the executive officers, including our President and CEO, are approved by the Compensation Committee.

Based on the 2020 Mercer Executive Compensation Review, which calculated market annual guidelines at the 50th and 75th percentile, the long-term incentive value of the annual restricted stock unit awards made to our executive officers on October 8, 2020, based on fiscal year 2020 performance were below the 50th percentile. For our NEOs, it was determined, based on our revenues for fiscal year 2020, and adjusted for the impact of the COVID-19 pandemic, that the financial performance metric for fiscal year 2020 associated with the grant of these restricted stock units was achieved at the 82 percent threshold; hence, there was a reduction in the number of restricted stock units originally awarded to our NEOs. The long-term incentive value of the annual restricted stock unit awards made to our NEOs in fiscal year 2020 is reported in the table for 2020 Fiscal Year Grants of Plan Based Awards and was determined at their grant date fair value calculated in accordance with ASC Topic 718 based on achieving 82 percent of the award.

We felt the RSU award levels were appropriate based on the comparative long-term peer group compensation data from the 2020 Mercer Executive Compensation Review, given the Company’s performance relative to its peers, the individual accomplishments of our NEOs during fiscal year 2020 relative to their MBOs and our goal of continuing to place an increased weighting of compensation on long term equity compensation. We also believe these equity awards are consistent with our goal of placing our NEOs in the 50th-75th percentile and are appropriate based upon the Company’s financial performance.

Compensation Objectives

The primary objectives of our Compensation Committee in establishing and maintaining our executive compensation programs are to:

●	Attract and retain the best possible executive talent;

●	Motivate our executive officers to enhance our growth and profitability;

●	Increase long-term stockholder value; and

●

Reward the executive officers for their contribution to our growth, profitability and increased stockholder value through the recognition of individual leadership, initiatives, achievements and other contributions.

The specific directives of the Compensation Committee are to provide appropriate short and long-term compensation and incentives, in the form of cash and equity, that motivate and reward the accomplishment of individual and corporate objectives and that align executive officer compensation with the creation of stockholder value. Though the greater weight in determining executive compensation will be given to objective financial metrics, such as revenue and adjusted operating income, the Compensation Committee has adopted and implemented a compensation plan where our executive officers’ compensation is based in part on a variety of factors set forth in MBOs.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Establishment and Use of Management Business Objectives

The Compensation Committee has implemented an annual management performance program for the purpose of establishing annual performance objectives for our executive officers to align their performance with the overall goals and objectives for the Company. This process commences in the fourth quarter of each fiscal year as each executive officer meets with our President and CEO to establish annual MBOs for the ensuing fiscal year. After review and discussion, the President and CEO finalizes the executive officer’s MBOs for the ensuing fiscal year. Similarly, our President and CEO meets with the Compensation Committee at the end of each fiscal year to establish his MBOs for the ensuing fiscal year which, after review and discussion, are finalized by the Compensation Committee. On October 8, 2020, the Compensation Committee approved all MBOs for our executive officers for the 2020 transition period. During the calendar year 2021, additional MBOs are expected to be established and assigned to each executive officer, including our President and CEO.

At the end of the ensuing fiscal year (or the 2020 transition period), each executive officer’s performance for the fiscal year is reviewed, including an assessment by management and the Compensation Committee of the achievement of each executive officer’s respective MBOs. At this time, the President and CEO calculates and recommends to the Compensation Committee an annual cash incentive bonus amount and salary adjustment for the executive officers, other than himself. The Compensation Committee, after further review and discussion with our President and CEO, then determines the annual cash incentive bonus for the concluding fiscal year and base salary amount for the ensuing fiscal year for the executive officers, other than the President and CEO. As noted above, no salary increases were made for the 2020 transition period, given COVID considerations, and any increases will take place at the earliest in calendar year 2021.

In the case of our President and CEO, the Compensation Committee makes its review and determinations for the President and CEO’s salary and annual cash incentive compensation without any recommendations from our President and CEO, who is not present in any portions of the meetings of the Compensation Committee where his compensation is calculated, discussed and approved. At the end of the fiscal year, the Compensation Committee determines the annual salary amount of our President and CEO for the ensuing fiscal year, which determination may be delayed in exceptional circumstances such as the COVID pandemic. The annual cash incentive bonus for our President and CEO is based on the Company’s accomplishment of its financial goals and the President and CEO’s accomplishment of his performance metrics as previously determined by our Compensation Committee. The annual cash incentive bonus amount, salary adjustments, and long-term incentive compensation for our President and CEO are reported to the independent members of the Board of Directors.

The MBOs for each executive officer for each fiscal year consist of individual objectives tailored to each executive.

The MBOs for our NEOs for fiscal year 2020 were as follows:

Mark C. Capone, Former President and CEO — manage the Company to achieve designated financial targets for total revenues and adjusted operating income for fiscal year 2020; achieve financial targets for increased revenue potential resulting from new reimbursement coverage decisions; achieve designated milestones to advance the Company’s product pipeline; and achieve Elevate 2020 projects to increase operating income.

Alexander Ford, Former Chief Operating Officer — complete a complete technology and operations assessment; develop organization strategy for technology, billing, customer service, and business unit intelligence services; and improve billing and revenue operations results.

R. Bryan Riggsbee, Interim President and CEO, Chief Financial Officer and Treasurer — achieve financial targets for the second half of fiscal year 2020 from a revenue and earnings per share standpoint; assess the Company’s billing and collection processes to improve the budgeting and forecasting process; and successfully execute the neuroscience business expansion.

Jerry S. Lanchbury, Ph.D., Chief Scientific Officer — complete transition to cloud based laboratory information management system and integrate new technology into the hereditary cancer testing process;

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validate riskScore in Hispanic ancestry and make progress in other ethnicities; publish Vectra manuscripts for radiographic progression risk and cardiovascular risk; prepare commercial laboratory for myChoice CDx launch; and drive organizational integration in R&D department.

Nicole Lambert, Group President of Myriad Women’s Health, Oncology, and International — achieve revenue and operating income targets for the Myriad Women’s Health, Oncology, and International business units; grow new products, and expand guidelines and reimbursement for new products.

Bernard J. Tobin, Former President of Myriad Autoimmune — achieve revenue and operating income targets for the Myriad Autoimmune business unit; increase reimbursement coverage for Vectra; improve Vectra value proposition through product enhancements; and improve patient engagement on repeat testing.

Gary A. King, Former Executive Vice President of International — achieve revenue and operating profit targets for the Myriad International business unit; increase reimbursement for companion diagnostics and EndoPredict outside the United States; develop roadmap for future international products; and divest the German clinic.

For the 2020 transition period, MBOs will be streamlined and, as discussed above, will constitute a proportion of each executive officer’s scoring for cash bonuses that is smaller than the financial metrics of revenue and adjusted operating income.

Named Executive Officer Performance for Fiscal 2020

President and CEO: Based on our financial results for fiscal year 2020, and the degree of accomplishment of Individual MBOs, the Compensation Committee determined that Mr. Riggsbee achieved a Total Performance Factor of 18% for determining his annual cash incentive bonus during his time serving as Chief Financial Officer and Treasurer and a Total Performance Factor of 50% for his time serving as Interim President and Chief Executive Officer. As part of this determination, the Compensation Committee noted the successful navigation of the global coronavirus pandemic, the attainment of additional reimbursement coverage for new products, and key advancements in our product pipeline. Additionally, the Compensation Committee noted the accomplishments of the Company, including under Mr. Riggsbee’s supervision for his time serving as Interim President and Chief Executive Officer, as discussed above under the caption: “Fiscal Year 2020 Performance.”

Other Named Executive Officers: The Compensation Committee determined that the other NEOs had substantially accomplished their respective Individual MBOs based on the accomplishments of the Company as discussed above under the caption: “Fiscal Year 2020 Performance.”

Role of Management in Our Compensation Program

Our management, including our President and CEO, supports the Compensation Committee, attends portions of its meetings upon request, and performs various administrative functions at its request. Our President and CEO provides input to the Compensation Committee on the effectiveness of our compensation program and makes specific recommendations as to the base salary amounts, annual cash incentive bonus amounts, and equity incentive awards for the executive officers, other than for himself. At the end of each fiscal year, our President and CEO evaluates the annual performance of each of our executive officers, including an assessment of the accomplishment of each executive officer’s MBOs, and submits his calculations and recommendations to the Compensation Committee which then determines an annual cash incentive bonus amount for the concluding fiscal year, the base salary amount for the ensuing fiscal year and long term equity incentive compensation for each of the executive officers. Except for our President and CEO, no executive officer is present when the Compensation Committee discusses and determines the salary and bonus amounts and equity compensation to be awarded to the executive officers. Our President and CEO is excused from all meetings, and is not present, where matters pertaining to his compensation are determined and approved by the Compensation Committee.

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Other Compensation

We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance, a 401(k) plan, and a discretionary December holiday bonus. Additionally, we may provide other benefits to new executive officers such as a relocation package or other related compensation as determined on a case-by-case basis. We may also provide certain compensation benefits in connection with the retirement of our executive officers based on their accomplishments and tenure of employment with us.

Termination and Change-in-Control-Based Compensation

We recognize that, as is the case with many publicly held corporations, the possibility of a change in control of the Company, or an abrupt termination for business necessity, exists and that such possibility, and the uncertainty and questions which it may raise among key personnel, may result in the departure or distraction of key personnel to the detriment of us and our stockholders. Therefore, we have entered into a new Severance and Change in Control Agreement with each of our executive officers, other than our Chief Executive Officer whose arrangements with respect to severance and change in control of the Company are addressed in his employment agreement with us. This new Severance and Change in Control Agreement differs from past retention agreements with these executive officers, and brings the new agreement into line with the market, by:

-	Increasing the ownership threshold required for a change in control to 50%;

-

Replacing single-trigger accelerated vesting in a change in control with double-trigger vesting (i.e., change in control and termination now required for accelerated vesting and cash severance benefits);

-	Reducing change in control severance payments from 3X salary and bonus to 1X salary and bonus;

-	Reducing benefits (COBRA) payments from 36 months to 12 months; and

-	Introducing severance payments (1X salary and bonus) and equity acceleration (two years of vesting) upon a termination without Cause or for Good Reason not in connection with a change in control.

We believe that the terms of our new Severance and Change in Control Agreement are consistent with those maintained by others in our industry and therefore are important for attracting and retaining key employees who are critical to our long-term success. The potential benefits provided under the Severance and Change in Control Agreement are in addition to the current compensation arrangements we have with our executive officers.

For the payments each of our NEOs is entitled to receive upon termination, including termination incident to a change in control, see “Executive Compensation — Potential Payments Upon Termination or Change-in-Control” later in this proxy statement.

Relationship of Elements of Compensation

As noted above, our compensation structure is primarily comprised of a base salary, an annual cash incentive bonus, and long-term incentive compensation in the form of equity incentive awards. In setting executive compensation, the Compensation Committee considers the aggregate compensation payable to an executive officer and the form of the compensation. The Compensation Committee seeks to achieve an appropriate balance between immediate cash rewards and long-term financial incentives.

We utilize long-term equity incentive compensation in the form of a mix of RSUs and PSUs as a substantial component of compensation. The Compensation Committee views the award of RSUs and PSUs as a primary long-term retention benefit by tying the earning of these awards to a vesting schedule that will be over a period greater than four years for full vesting of restricted stock units. If an employee leaves the Company before the completion of the vesting period, then that employee will not be entitled to any benefit from the non-vested portion of the award. In addition to time-based vesting, PSUs also have performance metrics that, if not met, would require forfeiture of a portion or potentially the entire PSU award regardless of the additional requirement of vesting. We believe that the time-based vesting feature of RSUs and PSUs makes it more attractive to remain as our employee and this arrangement does not require substantial cash payments by the Company.

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Compensation Discussion and Analysis

The Compensation Committee reviews from time to time the mix of the compensation elements for executive officers against comparable companies in our industry as represented in the compensation data we utilize. The size and mix of each element in a compensation package is based on the impact of the position on the Company, market practice and overall corporate and individual performance relative to stated corporate goals. The level of incentive compensation typically increases in relation to an executive officer’s responsibilities and ability to meet individual and corporate goals. The Compensation Committee believes that making a significant portion of an executive officer’s compensation contingent on corporate performance more closely aligns the executive officer’s interests with those of our stockholders.

Conclusion

Our compensation policies are designed and are continually being developed to retain and motivate our executive officers and to ultimately reward them for outstanding individual and corporate performance.

Summary Compensation Table

The following table shows the total compensation paid or accrued during the fiscal years indicated to each person who served as our President and Chief Executive Officer or our Chief Financial Officer during the fiscal year ended June 30, 2020, and our three next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended June 30, 2020 and were serving as executive officers as of June 30, 2020. Additionally, it shows the total compensation for two of our former executive officers whose total compensation in fiscal year 2020 would have made them among our top three next most highly compensated executive officers in fiscal year 2020 but who were no longer serving as officers as of June 30, 2020. For details of the impact of their resignations on actual compensation received by Mr. Capone, Mr. Ford, Mr. Tobin, and Mr. King, please see “Narrative Disclosure to Summary Compensation Table and 2020 Fiscal Year Grants of Plan-Based Awards Table.”

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2) (3)	All Other Compensation ($) (4)		Total ($)
R. Bryan Riggsbee Chief
Financial Officer and	2020	552,796	3,461,500	180,209	8,836		4,203,341
Treasurer; Interim President	2019	466,650	2,392,500	260,671	19,162		3,138,983
and Chief Executive Officer	2018	432,000	1,954,200	254,016	5,366		2,645,582
Mark C. Capone	2020	870,560	4,489,500	184,211	630,187	(5)	6,174,458
Former President and Chief	2019	887,000	7,177,500	802,735	29,449		8,896,684
Executive Officer and Director	2018	852,000	5,374,050	817,920	10,980		7,054,950
Alexander Ford	2020	513,271	1,496,500	150,643	22,629		2,183,043
Former Chief Operating	2019	519,168	2,392,500	293,226	26,808		3,231,702
Officer	2018	499,200	1,954,200	296,525	11,020		2,760,945
Jerry S. Lanchbury, Ph.D.	2020	493,496	1,197,200	131,599	6,943		1,829,238
Chief Scientific Officer	2019	508,595	1,914,000	250,228	12,927		2,685,750
	2018	493,782	1,628,500	244,422	10,972		2,377,676
Nicole Lambert	2020	386,859	1,197,200	99,934	20,713		1,704,706
Group President of Myriad
Women’s Health, Oncology,	2019	369,169	416,626	194,198	13,795		993,788
and International	2018	319,072	278,474	94,860	10,863		703,269
Bernard F. Tobin	2020	431,295	1,047,550	95,163	305,037	(6)	1,879,045
Former President of Myriad	2019	441,334	1,674,750	199,262	26,162		2,341,508
Autoimmune	2018	424,360	1,302,800	201,571	10,950		1,939,681
Gary A. King
Former Executive Vice	2020	405,725	808,110	108,193	639,131	(7)	1,961,159
President International	2019	383,294	1,291,950	200,079	229,832	(7)	2,105,155
Operations	2018	389,045	977,100	174,563	317,475	(7)	1,858,183

(1)  Amounts shown reflect the aggregate grant date fair value of restricted stock unit awards granted in each year presented calculated in accordance with FASB ASC Topic 718. Amounts reflect the maximum potential value of each award assuming the highest level of performance associated with the award and are based on the closing price of our common stock on the Nasdaq Global Select Market on the date of grant of the award. For fiscal year 2020, based on the level of achievement of the applicable performance criteria established on the grant date for these restricted stock unit awards, they were awarded at 82 percent of the prior grant level.

(2)  For Mr. Capone, for fiscal year 2018, the amounts reported in this column reflect the actual cash awards paid under our 2013 Executive Incentive Plan to Mr. Capone pursuant to his annual cash incentive bonus award, calculated based on measurement

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against plan metrics and performance results for fiscal year 2017. For fiscal year 2019, the amounts reported in this column reflect the actual annual cash incentive awards paid. For all other NEOs, for fiscal years 2018-2019, the amounts reported in this column reflect the actual annual cash incentive awards paid. No payment was made under our long-term, three-year cash incentive bonus plan which concluded in fiscal years 2017-2018 as our performance goals for that plan were not achieved. For fiscal year 2019 cash payments under the three-year cash incentive bonus plan were paid out at 34 percent of the target. For fiscal year 2020 no cash payments were made under the three-year cash incentive bonus plan as our performance goals for that plan were not achieved.

(3)

For fiscal year 2020 the non-equity incentive plan compensation to Mr. Riggsbee, Mr. Ford, Dr. Lanchbury, and Ms. Lambert was paid out as a restricted stock grant with two-year vesting in order to preserve cash given the impact of the global coronavirus pandemic on the business. Payments to Mr. Capone, Mr. Tobin, and Mr. King were in cash.

(4)

All amounts shown for fiscal year 2020 consist of an average of $307.87 per year of premiums paid by us with respect to term life insurance for the benefit of each NEO for their respective periods served and the balance of the amount shown for matching contributions made under our 401(k) plan on behalf of each NEO. This also includes a de minimis holiday bonus of $150-$300.

(5)	Amounts include $600,231 in severance that Mr. Capone received as part of his severance agreement.

(6)	Amounts include $281,096 in severance that Mr. Tobin received as part of this severance agreement.

(7)

In addition to the amounts included discussed in Note 4, amounts also include tax payments made by the Company on Mr.  King’s behalf of $306,037, $213,271 and $629,715 in fiscal years 2018, 2019 and 2020, respectively.

2020 Fiscal Year Grants of Plan-Based Awards

The following tables show information regarding grants of non-equity and equity awards that we made during the fiscal year ended June 30, 2020 to each of the executive officers named in the Summary Compensation Table.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($) (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)		Grant Date Fair Value of Stock and Option
Name	Grant Date		Threshold	Target	Maximum	Threshold	Target	Awards ($)(3)
R. Bryan Riggsbee	9/25/2019 FY21 3-YR Award		54,338	72,450	108,675	35,000	50,000	1,496,500
	2/08/2020	(4)					100,000	1,965,000
Mark C. Capone (5)	9/25/2019 FY21 3-YR Award		137,760	183,681	275,521	105,000	150,000	4,489,500
Alexander Ford (6)	9/25/2019 FY21 3-YR Award		63,450	84,600	126,900	35,000	50,000	1,496,500
Jerry S. Lanchbury	9/25/2019 FY21 3-YR Award		59,175	78,900	118,350	28,000	40,000	1,197,200
Nicole Lambert	9/25/2019 FY21 3-YR Award		47,840	63,787	95,680	28,000	40,000	1,197,200
Bernard J. Tobin (7)	9/25/2019 FY21 3-YR Award		51,413	68,550	102,825	24,500	35,000	1,047,550
Gary A. King (8)	9/25/2019 FY21 3-YR Award		48,687	64,916	97,374	18,900	27,000	808,110

(1)  The amounts represent the threshold, target, and maximum amounts awarded to our NEOs under our Three-Year Cash Incentive Bonus Plan for fiscal years 2020-2022. The metrics against which performance is to be measured are discussed in the Compensation Discussion and Analysis under the heading “Fiscal Year 2020 Named Executive Officer Compensation- Long Term Incentive Awards Three Year Cash Incentive Bonus Plan.”

(2)  The amounts represent the threshold and target (which is also the maximum) number of our shares that may be awarded with respect to the restricted stock unit awards made to our NEOs on September 25, 2019. Based on our level of achievement of the revenue performance criteria established on the grant date for these awards, the number of shares underlying these restricted stock units were awarded at the 82 percent threshold. These shares vest one-fourth per year beginning September 26, 2020.

(3)  The amounts represent the grant date fair value calculated in accordance with FASB ASC Topic 718 and are based on the closing price of our common stock on the Nasdaq Global Select Market on September 25, 2019 of $29.93.

(4)  Pursuant to Mr. Riggsbee assuming the interim Chief Executive Officer position in February 2020, the Compensation Committee granted him 100,000 restricted stock units. The grant date value of such grant has been calculated in accordance with FASB ASC Topic 718 and is based on the closing price of our common stock on the Nasdaq Global Select Market on February 18, 2020 of $19.65.

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(5)

Mark C. Capone resigned from the Company effective February 6, 2020. As such, (a) he will not receive any payment under the FY21 3-YR Award (or any subsequent 3-YR Awards) and (b) no further shares granted to him under any equity incentive plan awards will or have vested after the end of his consulting period on September 30, 2020.

(6)

Alec Ford resigned from the Company effective October 2, 2020. As such, (a) he will not receive any payment under the FY21 3-YR Award (or any subsequent 3-YR Awards) and (b) no further shares granted to him under any equity incentive plan awards will or have vested after the date of his resignation.

(7)

Bernard J. Tobin left the Company as part of a leadership restructuring effective May 1, 2020. As such, (a) he will not receive any payment under the FY21 3-YR Award (or any subsequent 3-YR Awards) and (b) no further shares granted to him under any equity incentive plan awards will or have vested after the date of his resignation.

(8)

Gary A. King retired from the Company on October 1, 2020, is no longer serving as an executive officer, and entered a consulting arrangement with the Company through December 31, 2020. As such, (a) he will not receive any payment under the FY21 3-YR Award (or any subsequent 3-YR Awards) and (b) no further shares granted to him under any equity incentive plan awards are anticipated to vest after his separation date.

Narrative Disclosure to Summary Compensation Table and 2020 Fiscal Year Grants of Plan-Based Awards Table

We have entered into standard form employment agreements with no defined term with each of our NEOs. Pursuant to these agreements, either party may terminate employment without cause at any time upon a specified period of written notice to the other party or immediately with cause upon written notice to the other party. Each employment agreement also provides that the employee will not disclose confidential information of ours during and after employment and includes standard non-competition and non-solicitation provisions. Since the dates of these agreements entered into with our NEOs, the compensation paid to each NEO has been increased and equity awards have been granted, the most recent of which are as discussed below.

Previously, we entered into an Executive Retention Agreement with each of our NEOs under which they were entitled to certain benefits upon a change-in-control. More recently, we replaced these Executive Retention Agreements with a Severance and Change in Control Agreement with each NEO that provides similar benefits, but significantly lower compensation, upon a change in control as well as benefits and compensation upon termination not incident to a change in control. These agreements are discussed below under “Executive Compensation — Potential Payments Upon Termination or Change-in-Control.”

Mr. Riggsbee was appointed to the position of Chief Financial Officer and Treasurer in October, 2014, and entered into the Company’s standard form of employment agreement at that time. During fiscal year 2020, he was appointed interim CEO on February 6, 2020 following the resignation of Mr. Capone and served in this position through August 13, 2020. As determined by our Compensation Committee, he received an annual salary of $552,796 for the fiscal year ended June 30, 2020 which reflected the combination of his salary as Interim President and Chief Executive Officer and Chief Financial Officer and Treasurer during the fiscal year. Mr. Riggsbee will be paid an annual base salary of $477,000 for the fiscal year ending June 30, 2021. His annual MBO incentive bonus for fiscal 2020 was $180,209 as determined by our Compensation Committee and paid out in restricted stock units that vest over a two-year period. Additionally, in September 2019, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. Riggsbee will be entitled to receive up to $108,675 as of the end of fiscal 2022 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2020 Named Executive Officer Compensation — Long-Term Incentive Awards —Three-Year Cash Incentive Bonus.” On September 25, 2019, he was granted a restricted stock unit award of 50,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2019, the restricted stock unit award was reduced to 82 percent of the original grant or 41,000 shares. On October 8, 2020, Mr. Riggsbee was granted a restricted stock unit award of 60,000 shares of the Company, subject to time-based and performance-based vesting requirements.

Mr. Capone is our former President and CEO. He was appointed to the position of President and CEO of the Company beginning July 1, 2015 and resigned as CEO effective February 6, 2020. He had previously entered into the Company’s standard form of employment agreement when he was initially hired by the Company in October 2002 as the Vice President of Sales for MGL. Thereafter, in September 2005, he was appointed to the position of Senior Vice President of Sales for MGL. In February 2006, he was appointed to the position of Chief Operating Officer for MGL, and then in March 2010 he was appointed President of MGL. As determined by our Compensation Committee, he received an annual salary of $870,560 for the fiscal year ended June 30, 2020

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for the time he served as CEO. His actual salary for fiscal year 2020 was $918,045. His annual MBO incentive bonus for fiscal 2020 was $184,211, pursuant to his separation agreement, as approved by our Compensation Committee based on the level of achievement of pre-established performance goals. Additionally, in September 2019, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. Capone would have been entitled to receive up to $275,521 as of the end of fiscal 2022 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2020 Named Executive Officer Compensation — Long-Term Incentive Awards — Three-Year Cash Incentive Bonus.” However, given he is no longer an employee of the Company, he is no longer eligible for this award. On September 25, 2019, Mr. Capone was granted a restricted stock unit award of 150,000 shares of the Company, subject to time-based and performance-based vesting requirements. These shares will be forfeited given the vesting periods occur following his resignation as CEO. Based on the level of accomplishment of the performance-based metric for fiscal 2020, the restricted stock unit award was reduced to 82 percent of the original grant or 123,000 shares. 25% of these shares (30,750) vested on September 26, 2020, but no further shares under this award will vest since Mr. Capone is no longer employed by the Company.

Mr. Ford is our former Chief Operating Officer. He had previously entered into the Company’s standard form of employment agreement when he was initially hired by the Company in June 2010 as the Vice President of Sales for MGL. Thereafter, in July 2011, he was appointed to the position of GM Preventative Care, and thereafter as MGL’s Chief Commercial Officer in January 2013. Thereafter he was appointed as President of MGL until 2018. Effective October 2, 2020, Mr. Ford resigned his employment at the Company. As determined by our Compensation Committee, Mr. Ford received an annual salary of $513,271 for the fiscal year ended June 30, 2020. His annual MBO incentive bonus for fiscal 2020 was $150,643 as determined by our Compensation Committee and paid out in restricted stock units that, but for his resignation, would have vested over a two-year period. Additionally, in September 2019, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. Ford, but for his resignation, would have been entitled to receive up to $126,900 as of the end of fiscal 2022 if we achieved the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2020 Named Executive Officer Compensation — Long-Term Incentive Awards — Three-Year Cash Incentive Bonus.” On September 25, 2019, he was granted a restricted stock unit award of 50,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2020, the restricted stock unit award was reduced to 82 percent of the original grant or 41,000 shares. 25% of those shares vested on September 26, 2020, but the balance will not vest due to Mr. Ford’s resignation. Mr. Ford did not receive a restricted stock unit award for the 2020 transition period given he is no longer an employee.

Dr. Lanchbury was appointed to the position of Senior Vice President, Research in November 2002 and entered into the Company’s standard form of employment agreement at that time. In September 2005, he was promoted to Executive Vice President, Research. In February 2010, Dr. Lanchbury was appointed Chief Scientific Officer. As determined by our Compensation Committee, he received an annual salary of $493,496 for the fiscal year ended June 30, 2020. Dr. Lanchbury will be paid an annual base salary of $519,000 for the fiscal year ending June 30, 2021. His annual MBO incentive bonus for fiscal 2020 was $131,599 as determined by our Compensation Committee and paid out in restricted stock units that vest over a two-year period. Additionally, in September 2019, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Dr. Lanchbury will be entitled to receive up to $118,350 as of the end of fiscal 2022 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2020 Named Executive Officer Compensation — Long-Term Incentive Awards — Three-Year Cash Incentive Bonus.” On September 25, 2019, he was granted a restricted stock unit award of 40,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2020, the restricted stock unit award was reduced to 82 percent of the original grant or 32,800 shares. October 8, 2020, Dr. Lanchbury was granted a restricted stock unit award of 48,000 shares of the Company, subject to time-based and performance-based vesting requirements.

Ms. Lambert was appointed to the position of Group President Myriad Women’s Health, Oncology, and International during fiscal year 2020 and entered into the Company’s standard form of employment agreement

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at that time. Prior to this position she served as the President for Myriad Oncology. As determined by our Compensation Committee, she received an annual salary of $386,859 for the fiscal year ended June 30, 2020. Ms. Lambert will be paid an annual base salary of $420,000 for the fiscal year ending June 30, 2021. Her annual MBO incentive bonus for fiscal 2020 was $99,934 as determined by our Compensation Committee and paid out in restricted stock units that vest over a two-year period. Additionally, in September 2019, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Ms. Lambert will be entitled to receive up to $95,680 as of the end of fiscal 2022 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2020 Named Executive Officer Compensation — Long-Term Incentive Awards —Three-Year Cash Incentive Bonus.” On September 25, 2019, she was granted a restricted stock unit award of 40,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2020, the restricted stock unit award was reduced to 82 percent of the original grant or 32,800 shares. On October 8, 2020, Ms. Lambert was granted a restricted stock unit award of 48,000 shares of the Company, subject to time-based and performance-based vesting requirements.

Mr. Tobin is the former President of Myriad Autoimmune. He was appointed to the position of President of Myriad Autoimmune in December 2014 and entered into the Company’s standard form of employment agreement at that time. As determined by our Compensation Committee, he received an annual salary of $431,295 for the fiscal year ended June 30, 2020 for the time he served in his role and his actual fiscal year 2020 salary was $456,000. Mr. Tobin will not receive a salary for the 2020 transition period as his position was eliminated as part of a leadership restructuring. His annual cash MBO incentive bonus for fiscal 2020 was $95,163 as determined by our Compensation Committee. Additionally, in September 2019, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. Tobin would have been entitled to receive up to $102,825 as of the end of fiscal 2022 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2020 Named Executive Officer Compensation — Long-Term Incentive Awards — Three-Year Cash Incentive Bonus.” However, given he is no longer an employee of the Company, he is no longer eligible to receive this award. On September 25, 2019, he was granted a restricted stock unit award of 35,000 shares of the Company, subject to time-based and performance-based vesting requirements. Because Mr. Tobin was no longer employed by the Company at the time of the first scheduled vesting, he received and will receive no shares under this award. Mr. Tobin did not receive a restricted stock unit award for the 2020 transition period given he is no longer an employee.

Mr. King is our former Executive Vice President of International. He was appointed to the position of Executive Vice President of International in July 2010 and entered into the Company’s standard form of employment agreement at that time. Mr. King retired from the Company on October 1, 2020, at which point he entered a consulting agreement under which he will continue to provide consulting and transitional services to the Company until December 31, 2020 (which period may be extended by mutual agreement of the parties). As determined by our Compensation Committee, he received an annual salary of $405,725 for the fiscal year ended June 30, 2020. Mr. King was paid an annual base salary of $428,000 for the portion of the 2020 transition period during which he was an employee and will be paid a fee of $10,000 per month during his consulting arrangement. His annual MBO incentive bonus for fiscal 2020 was $108,193 as determined by our Compensation Committee and paid out in restricted stock units that vest over a two-year period. Such shares will only vest in the event Mr. King’s consulting agreement is extended through August 2021. Additionally, in September 2019, the Compensation Committee approved a three-year cash incentive award under our 2013 Executive Incentive Plan pursuant to which Mr. King would have been entitled to receive up to $97,374 as of the end of fiscal 2022 if we achieve the performance goals discussed above in the Compensation Discussion and Analysis under the heading “Fiscal Year 2020 Named Executive Officer Compensation — Long-Term Incentive Awards — Three-Year Cash Incentive Bonus.” However, Mr. King retired from the Company on October 1, 2020 and consequently is no longer eligible to receive this award. On September 25, 2019, he was granted a restricted stock unit award of 27,000 shares of the Company, subject to time-based and performance-based vesting requirements. Based on the level of accomplishment of the performance-based metric for fiscal 2020, the restricted stock unit award was reduced to 82 percent of the original grant or 22,140 shares. Mr. King did not receive a restricted stock unit award for the 2020 transition period given his retirement from the Company.

52

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Mr. Diaz was appointed to the position of President and Chief Executive Officer on August 13, 2020, and entered into an employment agreement with the Company at that time. Pursuant to the employment agreement, Mr. Diaz receives an annual salary of $1,000,000. Mr. Diaz’s agreement also provides for a $1,000,000 signing bonus, of which one-half was paid following the commencement of his employment and the remaining one-half will be paid following the one-year anniversary of his employment with the Company. Mr. Diaz is eligible to receive an annual MBO incentive bonus in a target amount equal to 100% of his base salary, and he is also eligible to receive three-year cash incentive awards under our 2013 Executive Incentive Plan. On August 13, 2020, the Board of Directors further authorized the grant to Mr. Diaz, of a restricted stock unit award for 298,954 shares of Myriad’s common stock (the “RSUs”); a performance stock unit award for 298,954 shares (the “PSUs”); a time-based non-qualified stock option for the purchase of 342,040 shares (the “Time-Based Option”); and a performance-based non-qualified stock option for the purchase of 339,088 shares (the ‘‘Performance-Based Option,’’ and all together the “Inducement Awards”). Of the RSUs, 50% will vest on the first anniversary of Mr. Diaz’s commencement date, and the remaining 50% will vest in three equal tranches on each of the second, third and fourth anniversaries of his commencement date. The PSUs are subject to being earned based on achievement of pre-established milestones for the fiscal year ending June 30, 2021 set by the Compensation Committee. To the extent the PSUs are determined to have been earned based on milestone achievement, 25% will vest when they are deemed earned, and the remaining 75% will vest in three equal installments on the following three anniversaries of Mr. Diaz’s commencement date. The Time-Based Options vest in four equal installments on each of the first four anniversaries of Mr. Diaz’s commencement date. The Performance-Based Options vest in five equal installments based on achievement (as measured in the option agreement) of pre-determined stock price increases of Myriad common stock, provided that no portion of the Performance-Based Options may vest earlier than the first anniversary of Mr. Diaz’s commencement date.

Under the terms of Mr. Diaz’s employment agreement, if his employment is terminated without “Cause” or if he is separated from the Company for “Good Reason” (each is defined in the agreement and set forth below), then he will receive: (i) an amount equal to two times his then-current annual base salary and two times his then-current target annual bonus; (ii) a prorated portion of his target annual bonus for the then-current fiscal year; (iii) immediate vesting of RSUs scheduled to vest within four years after termination; (iv) vesting of PSUs for two years following termination to the extent the relevant performance metrics for the PSU grant are achieved; and (v) reimbursement for continued medical benefits until the earlier of 18 months after the date of termination or the date he begins employment with another employer.

If Mr. Diaz’s employment is terminated without “Cause” or if he separates from the Company for “Good Reason”, within three months before or 24 months after a “Change in Control” (as defined in the agreement and set forth below), then he will receive the same benefits described in the preceding paragraph, except that all outstanding and unvested equity grants will immediately vest in full.

As defined in Mr. Diaz’s employment agreement:

●

“Cause” means: (i) Executive’s gross negligence in the performance of Executive’s duties to the Company; (ii) Executive’s willful misconduct, embezzlement, misappropriation, fraud, or professional dishonesty; (iii) Executive’s material breach of any non-disclosure, invention assignment, non-competition, or similar agreement between Executive and the Company; (iv) Executive’s commission of a felony or of a crime involving moral turpitude; (v) Executive’s willful and material failure to comply with lawful directives of the Board; or (vi) Executive’s willful and material breach of a material provision of any employment agreement between Executive and the Company or willful and material violation of a material provision of any written Company employment policy applicable to its senior executive officers; provided that (A) the Company provides Executive with written notice that the Company intends to terminate Executive’s employment hereunder for one of the circumstances set forth in this Section 2(d) within sixty (60) days of the Board’s knowledge of such circumstance(s) occurring (which notice shall set forth in reasonable detail the circumstance(s) that the Company alleges constitute(s) Cause), (B) in the event that a circumstance described in (iii), (v) or (vi) is capable of being cured, Executive has failed to cure such circumstance within a period of thirty (30) days after the date of receipt of such written notice, and (C) the Company terminates Executive’s

53

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

employment within sixty five (65) days from the date of the notice referred to in clause (A). Conduct shall not be considered “willful” unless done (or omitted to be done) not in good faith and without a reasonable belief that such conduct (or lack thereof) was in the best interest of the Company.

●

“Good Reason” means: (i) a material diminution in Executive’s duties, authority or responsibilities; (ii) a material diminution in Executive’s Base Salary, other than a reduction of similar magnitude to the base salaries of other Company senior executives if there is a reduction of Company senior executive base salaries generally, or a failure by the Company to provide the compensation and benefits provided for in this Agreement; (iii) any change in Executive’s position such that he is no longer the Company’s CEO reporting solely to the Board; or (iv) a material breach by the Company of this Agreement or any other agreement between the Company and Executive; provided that (A) Executive provides the Company with written notice that Executive intends to terminate Executive’s employment hereunder for one of the circumstances set forth in this Section 2(e) within sixty (60) days of such circumstance occurring (which notice shall set forth in reasonable detail the circumstance(s) that Executive alleges constitute(s) Good Reason), (B) if such circumstance is capable of being cured, the Company has failed to cure such circumstance within a period of thirty (30) days after the date of receipt of such written notice, and (C) Executive terminates Executive’s employment within sixty five (65) days from the date of the notice referred to in clause (A). For purposes of clarification, the above-listed conditions shall apply separately to each occurrence of Good Reason, and failure to adhere to such conditions in the event of a specific occurrence of Good Reason shall not disqualify Executive from asserting Good Reason for any subsequent occurrence of Good Reason.

●

“Change in Control” means the occurrence of any of the following events: (A) Ownership: any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company, any subsidiary of the Company, or any employee benefit plan of the Company); or (B) Merger/Sale of Assets: (1) a merger or consolidation of the Company whether or not approved by the Board, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such entity, as the case may be, outstanding immediately after such merger or consolidation; or (2) the sale or disposition by the Company of all or substantially all of the Company’s assets; or (C) Board Change: a change in the Board or its members such that individuals who, as of the Commencement Date (including Executive) or, if later, the date that is one year prior to such change (the later of such two dates referred to herein as the ”Measurement Date”), constitute the Board (the “Incumbent Board”) cease to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Measurement Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (including for these purposes, any new members whose election or nomination was so approved, without counting the member and his or her predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

All annual PSU awards granted to our NEOs before the 2020 transition period are subject to a predetermined, formula-based financial performance metric that must be met in order for these awards to vest annually over a four-plus year period.

In September 2020, the Compensation Committee discontinued the three-year cash incentive award program. Though payments may still be made under plans instituted before the 2020 transition period, no new plans were or will be instituted.

54

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Outstanding Equity Awards at 2020 Fiscal Year End

The following table shows the grants of stock options and PSUs outstanding on the last day of the fiscal year ended June 30, 2020, to each of our NEOs. We have not granted any stock options that are subject to performance conditions.

	Option Awards (1)				Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#)(2)	Market Value of Shares or Units of Stock that Have not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested ($)(3)
R. Bryan Riggsbee	09/14/2016					15,000	170,100
	09/13/2017					30,000	340,200
	09/19/2018					37,500	425,250
	09/25/2019							50,000	567,000
	02/18/2020					100,000	1,134,000
Mark C. Capone	09/15/2010	25,001	0	$16.53	09/15/2020
	02/23/2011	31,250	0	$18.00	02/23/2021
	09/13/2011	144,000	0	$19.47	09/13/2022
	03/07/2012	52,000	0	$23.98	03/07/2022
	09/12/2012	300,000	0	$27.07	09/12/2022
	09/17/2013	330,000	0	$26.49	09/17/2021
	09/14/2016					41,250	467,775
	09/13/2017					41,250	467,775
	09/19/2018					37,500	425,250
	09/25/2019							37,500	425,250
Alexander Ford	09/13/2011	10,551	0	$19.47	09/13/2021
	03/07/2012	4,000	0	$23.98	03/07/2022
	09/12/2012	35,000	0	$27.07	09/12/2022
	09/17/2013	55,000	0	$26.49	09/17/2021
	09/14/2016					15,000	170,100
	09/13/2017					30,000	340,200
	09/19/2018					37,500	425,250
	09/25/2019							50,000	567,000
Jerry S. Lanchbury, Ph.D.	02/23/2011	80,000	0	$18.00	02/23/2021
	09/13/2011	128,000	0	$19.47	09/13/2021
	03/07/2012	32,000	0	$23.98	03/07/2022
	09/12/2012	160,000	0	$27.07	09/12/2022
	09/17/2013	180,000	0	$26.49	09/17/2021
	09/14/2016					12,500	141,750
	09/13/2017					25,000	283,500
	09/19/2018					30,000	340,200
	09/25/2019							40,000	453,600
Nicole Lambert	09/14/2016					2,011	22,805
	09/13/2017					4,274	48,467
	09/19/2018					121	1,372
	09/19/2018					6,412	72,712
	09/25/2019					40,000	453,600
Gary A. King	08/03/2010	6,480	0	$14.88	08/03/2020
	02/23/2011	5,555	0	$18.00	02/23/2021
	09/13/2011	7,432	0	$19.47	09/13/2021

55

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

	Option Awards (1)				Stock Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#)(2)	Market Value of Shares or Units of Stock that Have not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have not Vested ($)(3)
	03/07/2012	6,000	0	$23.98	03/07/2022
	09/12/2012	130,000	0	$27.07	09/12/2022
	09/17/2013	110,000	0	$26.49	09/17/2023
	09/14/2016					7,500	85,050
	09/13/2017					15,000	170,100
	09/19/2018					20,250	229,635
	09/25/2019					27,000	306,180
Bernard F. Tobin (5)

(1)	Stock Option Vesting Schedules:

●

Options granted on and between September 14, 2005 through and including September 15, 2010 were granted pursuant to our 2003 Employee, Director and Consultant Stock Option Plan, as amended (the “2003 Plan”) and vested as to 25 percent of the shares per year on each anniversary of the date of grant.

●	Options granted beginning on and after February 23, 2011 were granted pursuant to our 2010 Plan and vested as to 25 percent of the shares per year on each anniversary date of the grant.

(2)

Restricted stock units vest 1/4 per year beginning no earlier that at least the annual anniversary of the grant date on which the restricted stock units were granted. Restricted stock units awarded to Mr. Riggsbee in connection with commencement of employment vest 1/4 per year from the date of grant. The vesting of unvested restricted stock unit awards held by our NEOs will accelerate upon termination with or without a change of control of Myriad in accordance with the Severance and Change in Control Agreements described below under “Potential Payments Upon Termination or Change-in-Control.”

(3)

The market value of restricted stock unit awards is determined by multiplying the number of shares by $11.34, the closing price of our common stock on the Nasdaq Global Select Market on June 30, 2020, the last day of our fiscal year.

(4)

On September 24, 2020, based on the degree of accomplishment of the revenue performance criteria for our fiscal year 2020, the number of shares actually earned was 82% of the award. The restricted stock units began vesting 1/4 per year on September 26, 2020.

(5)	Mr. Tobin’s position was eliminated as part of a management restructuring effective May 1, 2020 and, consequently, he forfeited all unvested awards at that time.

2020 Fiscal-Year Option Exercises and Stock Vested

The following table shows information regarding exercises of options to purchase our common stock and vesting of restricted stock unit awards by our NEOs during the fiscal year ended June 30, 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
R. Bryan Riggsbee	None	—	53,800	1,575,232
Mark C. Capone	137,000	2,413,670	137,801	4,045,180
Alexander Ford	1,307	14,220	46,000	1,351,918
Jerry S. Lanchbury, Ph.D.	None	—	46,126	1,349,187
Nicole Lambert	None	—	8,341	244,415
Bernard F. Tobin	None	—	28,750	847,488
Gary A. King	80,400	1,218,409	30,375	888,161
(1)

Amounts shown in this column do not necessarily represent the actual value realized from the sale of the shares acquired upon exercise of the options because the shares may not be sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2)

Amounts shown in this column represent the market value of restricted stock unit awards upon vesting as determined by multiplying the number of shares by $29.93, the closing price of our common stock on the Nasdaq Global Select Market on September 25, 2019, for shares which vested on that date, and by $28.63, the closing price of our common stock on the Nasdaq Global Select Market on September 30, 2019, for shares which vested on that date.

56

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Pension Benefits

We do not have any qualified or non-qualified defined pension benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plans.

Potential Payments Upon Termination or Change-in-Control

Beginning October 9, 2020 (and thereafter for subsequently appointed executive officers), we entered into new Severance and Change in Control Agreements with our executive officers other than our Chief Executive Officer.

Under the terms of these Agreements, if the employment of an executive officer is terminated without “Cause” or if the executive officer separates from Myriad for “Good Reason” (each is defined in the agreement and set forth below), then the executive officer will receive: (i) an amount equal to the executive’s then-current annual base salary and the executive’s then-current target annual bonus, any compensation previously deferred and any compensation previously deferred; (ii) a prorated portion of the executive’s target annual bonus for the then-current fiscal year; (iii) immediate vesting of RSUs scheduled to vest within two years after termination; (iv) vesting of PSUs for two years following termination to the extent the relevant performance metrics for the PSU grant are achieved; and (v) reimbursement for continued medical benefits until the earlier of 12 months after the date of termination or the date the executive begins employment with another employer.

If the employment of an executive officer is terminated without “Cause” or if the executive officer separates from Myriad for ‘‘Good Reason’’, within three months before or 24 months after a “Change in Control” (as defined in the agreement and set forth below), then the executive officer will receive the same benefits described in the preceding paragraph, except that all outstanding and unvested equity grants will immediately vest in full.

As defined in the Severance and Change-in-Control Agreements:

●

“Cause” means: (i) Employee’s gross negligence in the performance of Employee’s duties to the Company; (ii) Employee’s willful misconduct, embezzlement, misappropriation, fraud, or professional dishonesty; (iii) Employee’s material breach of any non-disclosure, invention assignment, non-competition, or similar agreement between Employee and the Company; (iv) Employee’s commission of a felony or of a crime involving moral turpitude; (v) Employee’s willful and material failure to comply with lawful directives of the Board; or (vi) Employee’s willful and material breach of a material provision of any employment agreement between Employee and the Company or willful and material violation of a material provision of any written Company employment policy applicable to its senior executive officers; provided that (A) the Company provides Employee with written notice that the Company intends to terminate Employee’s employment hereunder for one of the circumstances set forth in this Section 1(b) within sixty (60) days of the Board’s knowledge of such circumstance(s) occurring (which notice shall set forth in reasonable detail the circumstance(s) that the Company alleges constitute(s) Cause), (B) in the event that a circumstance described in subsection (v) or (vi) is capable of being cured, Employee has failed to cure such circumstance within a period of thirty (30) days after the date of receipt of such written notice, and (C) the Company terminates Employee’s employment within sixty five (65) days from the date of the notice referred to in clause (A). Conduct shall not be considered “willful” unless done (or omitted to be done) not in good faith and without a reasonable belief that such conduct (or lack thereof) was in the best interest of the Company.

●

“Good Reason” means: (i) a material diminution in Employee’s duties, authority or responsibilities; (ii) a material diminution in Employee’s Base Salary, other than a reduction of similar magnitude to the base salaries of other Company senior executives if there is a reduction of Company senior executive base salaries generally, or a failure by the Company to provide the compensation and benefits provided for in this Agreement; or (iii) a material breach by the Company of this Agreement or any other agreement between the Company and Employee; provided that (A) Employee provides the Company with written notice that Employee intends to terminate Employee’s employment hereunder

57

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

for one of the circumstances set forth in this Section 1(c) within sixty (60) days of such circumstance occurring (which notice shall set forth in reasonable detail the circumstance(s) that Employee alleges constitute(s) Good Reason), (B) if such circumstance is capable of being cured, the Company has failed to cure such circumstance within a period of thirty (30) days after the date of receipt of such written notice, and (C) Employee terminates Employee’s employment within sixty five (65) days from the date of the notice referred to in clause (A). For purposes of clarification, the above-listed conditions shall apply separately to each occurrence of Good Reason, and failure to adhere to such conditions in the event of a specific occurrence of Good Reason shall not disqualify Employee from asserting Good Reason for any subsequent occurrence of Good Reason. For purposes of this Agreement, “Good Reason” shall be interpreted in a manner, and limited to the extent necessary, so that it shall not cause adverse tax consequences for either party with respect to Section 409A of the Internal Revenue Code of 1986, as amended, and any successor statute, regulation and guidance thereto.

●

“Change in Control” means the occurrence of any of the following events: (A) Ownership: any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company, any subsidiary of the Company, or any employee benefit plan of the Company); or (B) Merger/Sale of Assets: (1) a merger or consolidation of the Company whether or not approved by the Board, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such entity, as the case may be, outstanding immediately after such merger or consolidation; or (2) the sale or disposition by the Company of all or substantially all of the Company’s assets; or (C) Board Change: a change in the Board or its members such that individuals who, as of the Effective Date or, if later, the date that is one year prior to such change (the later of such two dates referred to herein as the “Measurement Date”), constitute the Board (the “Incumbent Board”) cease to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Measurement Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (including for these purposes, any new members whose election or nomination was so approved, without counting the member and his or her predecessor twice) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

58

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Company recently entered into new Severance and Change in Control Agreements with NEOs to replace their prior Executive Retention Agreements. The following table summarizes the potential payments to each of our NEOs under the new Severance and Change in Control Agreements in connection with (i) a termination without cause or with good reason following a change in control or (ii) a termination without cause or with good reason independent of a change in control.

	Executive Benefits and Payments Upon Termination	Change in Control and Involuntary Termination Without Cause or for Good Reason ($)	Involuntary Termination Without Cause or for Good Reason ($)
Mark C. Capone (1)	—	—	—
R. Bryan Riggsbee	Base salary	552,796	552,796

	Bonus	180,209	180,209

	Stock option and RSU acceleration	3,348,444	1,721,316

	Cobra benefits	24,815	24,815

	Total	4,106,264	2,479,136
Alexander Ford (2)	—	—	—
Jerry S. Lanchbury, Ph.D.	Base salary	493,496	493,496

	Bonus	131,599	131,599

	Stock option and RSU acceleration	1,590,132	1,117,016

	Cobra benefits	24,815	24,815

	Total	2,240,042	1,766,926
Nicole Lambert	Base salary	386,859	386,859

	Bonus	99,934	99,934

	Stock option and RSU acceleration	828,405	472,191

	Cobra benefits	24,815	24,815

	Total	1,340,013	983,799
Bernard F. Tobin (3)	—	—	—
Gary A. King (4)	—	—	—
(1)

Mr. Capone’s employment with the Company terminated on February 6, 2020 and the information for Mr. Capone is provided based on the provisions of his Separation and Consulting Agreement with the Company. Mr. Capone received $600,231 in severance payments, a prorated bonus of $184,211, and vested in 232,500 restricted stock units.

(2)	Mr. Ford resigned from the Company effective October 2, 2020.

(3)

Mr. Tobin’s employment with the Company terminated on May 1, 2020 and the information for Mr. Tobin is provided based on the provisions of his separation agreement with the Company. Mr. Tobin received $281,096 in a single severance payment and a prorated bonus of $95,163..

(4)	Mr. King retired from the Company on October 1, 2020.

The following is a description of the assumptions that were used in creating the above table.

●

Vesting Acceleration Calculation – The value of the vesting acceleration was calculated by multiplying the number of unvested restricted stock units by the closing price of our common stock on the Nasdaq Global Select Market on June 30, 2020 which was $11.34.

59

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended June 30, 2020 to each of our nonemployee directors who served during fiscal year 2020. Directors who are employed by Myriad are not compensated for their service on our board of directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)		Total ($)
Lawrence C. Best	79,500	300,005	(1)	379,505
Heiner Dreismann, Ph.D.	84,375	300,005	(1)	384,380
Walter Gilbert, Ph.D.	71,250	300,005	(1)	371,255
John T. Henderson, M.D.	158,188	300,005	(1)	458,193
Dennis H. Langer, M.D., J.D.	88,438	300,005	(1)	388,443
S. Louise Phanstiel	103,019	300,005	(1)	401,774
Lee N. Newcomer, M.D.	70,250	300,005	(1)	370,255
Colleen F. Reitan	73,313	300,005	(1)	373,318
Daniel K. Spiegelman	9,188	300,000	(2)(3)	309,187
(1)

Amounts shown reflect the aggregate grant date fair value of 11,687 restricted stock units awarded to each nonemployee director who served during fiscal year 2020 calculated in accordance with FASB ASC Topic 718 and are determined by multiplying the number of shares by $25.67, the closing price of our common stock on the Nasdaq Global Select Market on December 5, 2019, the date of the grant. These RSUs awarded to our nonemployee directors vest in full one year from date of grant at the Company’s next annual meeting of stockholders.

(2)

Amount shown reflects the aggregate grant date fair value of 20,562 restricted stock units awarded to Mr. Spiegelman calculated in accordance with FASB ASC Topic 718 and is determined by multiplying the number of shares by $14.59, the closing price of our common stock on the Nasdaq Global Select Market on May 27, 2020, the date of the grant. This award vests in full one year from date of grant.

(3)	Mr. Spiegelman joined the Board of Directors on May 28, 2020. Mr. Spiegelman received an initial grant of restricted stock units equal to $300,000.

The following table shows outstanding and vested options and unvested RSUs for each nonemployee director as of June 30, 2020.

Name	Options Outstanding	Vested Options	Unvested RSUs
Lawrence C. Best	120,000	120,000	11,687
Heiner Dreismann, Ph.D.	—	—	11,687
Walter Gilbert, Ph.D.	60,000	60,000	11,687
John T. Henderson, M.D.	120,000	120,000	11,687
Dennis H. Langer, M.D., J.D.	60,000	60,000	11,687
S. Louise Phanstiel	120,000	120,000	11,687
Lee N. Newcomer, M.D.	—	—	11,687
Colleen F. Reitan	—	—	11,687
Daniel K. Spiegelman	—	—	20,562

The following table shows the grant date fair value for restricted stock unit awards granted to each nonemployee director in our fiscal year ended June 30, 2020.

Name	Granted (#)	Grant Date	Grant Date Fair Value ($)
Lawrence C. Best	11,687	12/05/2019	300,005
Heiner Dreismann, Ph.D.	11,687	12/05/2019	300,005
Walter Gilbert, Ph.D.	11,687	12/05/2019	300,005
John T. Henderson, M.D.	11,687	12/05/2019	300,005
Dennis H. Langer, M.D., J.D.	11,687	12/05/2019	300,005
S. Louise Phanstiel	11,687	12/05/2019	300,005
Lee N. Newcomer, M.D.	11,687	12/05/2019	300,005
Colleen F. Reitan	11,687	12/05/2019	300,005
Daniel K. Spiegelman	20,562	05/27/2020	300,000

60

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Director Compensation Policy

Our nonemployee directors are compensated on a role-based model and are paid cash fees based on the annual retainers (25 percent paid following each quarter of service). The following is a description of the standard compensation arrangements under which our nonemployee directors are compensated for their service as directors, including as members of the various board committees:

Annual retainer

All members	$60,000

Chair of the Board	$65,000 additional

Chair of the Audit and Finance Committee	$28,000 additional

Chair of the Compensation Committee	$20,000 additional

Chair of the Nominating and Governance Committee	$15,000 additional

Members of the Audit and Finance Committee	$13,500 additional

Members of the Compensation Committee	$10,000 additional

Members of the Nominating and Governance Committee	$7,500 additional

Members of the Research and Product Innovation Committee	$5,000 additional

Attendance

●

Board Meetings: In addition to the annual retainer amounts, we pay each nonemployee director a per-meeting cash fee of $2,000 for attendance at board meetings in excess of five in-person meetings and four telephonic meetings per fiscal year.

●

Committee Meetings other than Research and Product Innovation Committee: We also pay each nonemployee director a per-meeting cash fee of $2,000 for attendance at committee meetings in excess of four meetings (per each committee), whether in person or telephonic, per fiscal year.

●	Research and Product Innovation Committee: No per meeting fee will be paid for meetings of the Research and Product Innovation Committee.

All directors are also reimbursed for their out-of-pocket expenses incurred in attending meetings.

Restricted and Unrestricted Stock Grants and Other Stock-Based Awards

Under our 2017 Plan, our nonemployee directors may be awarded restricted and unrestricted stock grants and/or other stock-based awards. Beginning in fiscal year 2017, as recommended and determined by our Compensation Committee, and approved by our Board of Directors, on each date of our annual meeting of stockholders, the Company shall grant to each non-employee director, other than new nonemployee directors appointed within six months of the annual meeting, a restricted stock unit award equal to $300,000 divided by the closing price of the Company’s common stock on the applicable date of our annual meeting of stockholders. In addition, depending on the proximity to our annual meeting of stockholders, it is our policy to grant a restricted stock unit award for shares of our common stock to each new nonemployee director upon initial appointment to the Board.

Restricted stock units granted to our nonemployee directors vest in full upon completion of one year of service on the Board at the Company’s next annual meeting of stockholders. Options granted to our nonemployee directors are exercisable after the termination of the director’s service on the Board to the extent exercisable on the date of such termination for the remainder of the life of the option. All options or restricted stock units granted to our nonemployee directors will become fully exercisable upon a change of control of Myriad or upon their death as provided for under the forms of award agreement for directors.

61

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Risks Related to Compensation Policies and Practices

During the fiscal year ended June 30, 2020, the Compensation Committee conducted a risk assessment of our compensation policies and practices for our employees and concluded that our policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. For this purpose, we considered the compensation structure of the Company for its employees including executive officers, which is based on an annual salary, annual bonus (for bonus-eligible employees), three-year cash incentive bonuses for executive officers, sales commissions and bonuses (for sales staff and managers), and equity incentive compensation in the form of stock option or restricted stock unit grants. We do not believe we offer any short-term incentives that might result in high-risk actions or conduct by our employees. For example, incentive compensation for executive officers in the form of an annual cash bonus or long-term three-year cash incentive bonus is based on a predetermined formula and management objectives approved by the Compensation Committee and is subject to a cap. There is no unique operational division or group of employees who are specially compensated, or who, as a group, are responsible for a material portion of our revenues or profits. We do not believe that the awarding of long-term incentive compensation under our three-year cash incentive bonus or equity incentive compensation in the form of restricted stock units creates any undue compensation risks to the Company. Additionally, we believe that we have appropriate internal controls that support the accurate and timely recognition of Company revenues. Accordingly, we believe that we have a balanced pay and performance program that does not promote undue or excessive risk taking.

Policy Regarding Hedging

Our Insider Trading Policy provides that no employee, officer or director may engage in any of the following activities with respect to the Company’s securities:

●

Trading in the Company’s securities on a short-term basis. Any shares of Company common stock purchased in the open market must be held for a minimum of six months and ideally longer. This rule does not apply to sales made following the exercise of options that were granted by the Company or to sales of shares purchased through the Company’s qualified Employee Stock Purchase Plan;

●	Short sales of the Company’s securities;

●	Use of the Company’s securities to secure a margin or other loan;

●	Transactions in straddles, collars, or other similar risk reduction devices;

●	Transactions in publicly traded options relating to the Company’s securities (i.e., options that are not granted by the Company); and

●	Buying or selling puts or calls.

Tax Deductibility of Compensation

Based on changes to U.S. tax laws, incentive compensation for our executive officers will no longer be determined under a section 162 (m) plan since the exception to the $1 million deduction limitation for qualified performance-based compensation has been eliminated.

62

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of June 30, 2020.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	4,764,911	$24.47	2,560,432	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	4,764,911	$24.47	2,560,432	(2)
(1)

These plans consist of our 2003 Employee, Director and Consultant Stock Option Plan, as amended (the “2003 Plan”), our 2010 Employee, Director and Consultant Equity Plan, as amended (the “2010 Plan”), our 2017 Employee, Director and Consultant Equity Incentive Plan, as amended (the “2017 Plan”), and our Employee Stock Purchase Plan, as amended.

(2)	Column (c) includes 341,360 shares available for future issuance under our Employee Stock Purchase Plan. No shares are available for issuance under the 2003 Plan or the 2010 Plan.

63

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

MEMBERS OF THE COMPENSATION COMMITTEE:

Heiner Dreismann, Ph.D., Chair

Walter Gilbert, Ph.D.

John T. Henderson, M.D.

Lee N. Newcomer, M.D.

S. Louise Phanstiel

64

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Stock Market LLC, has furnished the following report:

The Audit and Finance Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in the Audit and Finance Committee Charter adopted by the Board, which is available in the Investors — Understanding Myriad/Corporate Governance section of our website at www.myriad.com. This committee reviews and reassesses the Audit and Finance Committee Charter annually and recommends any changes to the Board for approval. The Audit and Finance Committee is responsible for overseeing our overall financial reporting process and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm.

In fulfilling its responsibilities for the financial statements for the fiscal year ended June 30, 2020, the Audit and Finance Committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2020 with management and Ernst & Young LLP, our independent registered public accounting firm;

●	Discussed with Ernst & Young LLP the matters required to be discussed in accordance with Statement on Auditing Standards No. 16, Communications with Audit Committees; and

●

Received written disclosures and letters from Ernst & Young LLP regarding its independence as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and has discussed with the independent auditors, the independent auditors’ independence; and

●

The Audit and Finance Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit and Finance Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit and Finance Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2020 for filing with the SEC.

MEMBERS OF THE AUDIT AND FINANCE COMMITTEE

Daniel K. Spiegelman, Chair

Lawrence C. Best

Dennis H. Langer, M.D., J.D.

Colleen F. Reitan

S. Louise Phanstiel

65

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We were not a party to any transactions with related persons since July 1, 2019 that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Policy on Approval of Related Person Transactions

We have adopted a Policy on Related Person Transactions (the “Policy”) under which the Audit and Finance Committee reviews, approves or ratifies all related person transactions. Under our Policy, a related person transaction is one in which Myriad is a participant, and the amount involved exceeds $120,000, and in which any of the following persons have or will have a direct or indirect material interest:

●	Executive officers of the Company;

●	Members of the Board;

●	Beneficial holders of 5 percent or more of Myriad’s securities;

●	Immediate family members, as defined by Item 404 of Regulation S-K under the Securities Act, of any of the foregoing persons;

●

Any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal, is in a similar position or in which the person has a 5 percent or greater beneficial ownership interest; and

●	Any other persons whom the Board determines may be considered to be related persons as defined by Item 404 of Regulation S-K under the Securities Act.

Under the Policy, the Audit and Finance Committee will approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of Myriad and its stockholders, taking into account all available facts and circumstances as the Audit and Finance Committee, determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to Myriad; the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit and Finance Committee shall participate in any review, consideration or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

In reviewing and approving these transactions, the Audit and Finance Committee will obtain, or will direct management to obtain on its behalf, all information that the Audit and Finance Committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion of the relevant factors will be held if it is deemed to be necessary by the Audit and Finance Committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the Audit and Finance Committee. This approval authority may also be delegated to the Chairperson of the Audit and Finance Committee in some circumstances. It is contemplated that no related person transaction will be entered into prior to the completion of these procedures; however, where permitted, a related person transaction may be ratified upon completion of these procedures.

The Audit and Finance Committee may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time. A copy of our Policy on Related Person Transactions is publicly available in the Investor Information — Understanding Myriad/Corporate Governance section of our website at www.myriad.com.

66

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors currently consists of twelve members, classified as follows: John T. Henderson, M.D., S. Louise Phanstiel, Daniel M. Skovronsky M.D., Ph.D, and Daniel K. Spiegelman constitute a class with a term ending at the 2021 Annual Meeting (the “Class I Directors”); Paul J. Diaz, Heiner Dreismann, Ph.D., and Colleen F. Reitan constitute a class with a term ending at the 2022 Annual Meeting (the “Class II Directors”); and Walter Gilbert, Ph.D., Dennis H. Langer, M.D., J.D., Lawrence C. Best, Lee N. Newcomer, M.D., and Rashmi Kumar constitute a class with a term ending at the 2020 Annual Meeting (the “Class III Directors”). At each Annual Meeting, directors are elected for a term to expire at the third succeeding Annual Meeting after their election to succeed those directors whose terms are expiring at the Annual Meeting.

At the Annual Meeting, Mr. Larry Best, Dr. Walter Gilbert, and Dr. John Henderson will step down from the Board, after distinguished service and innumerable contributions to the Company, and will not seek re-election. Effective as of the Annual Meeting, the size of the Board of Directors will be reduced to nine members.

On September 24, 2020, the Board of Directors accepted the recommendation of the Nominating and Governance Committee and unanimously resolved to nominate Rashmi Kumar, Dennis H. Langer, M.D., J.D., and Lee N. Newcomer, M.D. for election at the Annual Meeting for a term to serve until the 2023 Annual Meeting, and until their successors have been elected and qualified, or until their earlier death, resignation, retirement or removal. Unless the authority to vote for any of these nominees is withheld, the shares represented by a valid proxy will be voted FOR the election of Rashmi Kumar, Dennis H. Langer, M.D., J.D., and Lee N. Newcomer, M.D. as directors. In the event that any nominee should become unable or unwilling to serve, the shares represented by a valid proxy will be voted for the election of another person who the Board of Directors recommends, unless the Board chooses to reduce the number of directors serving on the Board. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

An affirmative vote of the majority of the shares voted affirmatively or negatively on each nominee at the Annual Meeting is required to elect each nominee as a director.

We recently adopted amendments to our Restated By-Laws to require that, in a non-contested election, each director be elected by a stockholder vote constituting a majority of the votes cast with respect to that director’s election. The Restated By-Laws, as amended, provide that if, in an election that is not a contested election, an incumbent director does not receive a majority of the votes cast, such director must submit an irrevocable resignation to the Nominating and Governance Committee. The Nominating and Governance Committee will make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board of Directors must act on the resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose (by filing an appropriate disclosure with the SEC) its decision regarding the resignation within ninety (90) days following certification of the election results. The Nominating and Governance Committee in making its recommendation and the Board of Directors in making its decision each may consider any factors and other information that they consider appropriate and relevant.

✓

THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF RASHMI KUMAR, DENNIS H. LANGER, M.D., J.D., AND LEE N. NEWCOMER, M.D. AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

67

PROPOSAL 2:

APPROVAL TO AMEND OUR 2017 EMPLOYEE, DIRECTOR AND

CONSULTANT EQUITY INCENTIVE PLAN, AS AMENDED

General

As of October 7, 2020, we had 2,310,502 remaining shares of common stock available for issuance under our 2017 Employee, Director and Consultant Equity Incentive Plan, as amended (the “2017 Plan”). Accordingly, we are seeking an approval to be able to award up to 3,500,000 additional restricted stock units by increasing the aggregate number of shares of common stock available for the grant of awards under the 2017 Plan by an additional 3,500,000 shares. An approval of an additional 3,500,000 shares will allow us to award up to 3,500,000 additional restricted stock units which we expect will provide us with enough shares to grant restricted stock units to our employees, executive officers and directors pursuant to our compensation programs for approximately the next three years. Without approval of this amendment to increase the shares authorized under the 2017 Plan, we will not have enough authorized shares under the 2017 Plan to compensate our employees with equity and we will need to substantially revise our compensation programs.

Our 2017 Plan was approved by our Board of Directors and stockholders in 2017, amended by our Board of Directors and stockholders in 2018, amended by our Board of Directors and stockholders in 2019, and further amended by our Board in 2020. We anticipate the need to continue requesting approximately every two or three years additional shares for authorization under the 2017 Plan to fund our equity compensation programs. As of October 7, 2020, restricted stock units representing 1,322,339 shares of common stock are outstanding under the 2017 plan. As of October 7, 2020, options to purchase 4,590,966 shares of common stock and restricted stock units representing 138,996 shares of common stock are outstanding under the 2010 Plan. As of October 7, 2020, options to purchase 90,000 shares of common stock are outstanding under the 2003 Plan. No further shares are available for issuance under the 2003 Plan or the 2010 Plan. Shares may be transferred back into the 2017 Plan from previously issued options and RSUs which are cancelled or expire under the 2003 Plan and the 2010 Plan. By its terms, the 2017 Plan may be amended by the Board of Directors, provided that any amendment that the Board determines requires stockholder approval is subject to receiving such approval.

On October 9, 2020, the Board of Directors voted to approve an amendment to the 2017 Plan to allow for the award of up to 3,500,000 additional RSUs by increasing the aggregate number of shares of common stock available for the grant of awards under the 2017 Plan by an additional 3,500,000 shares. This amendment to increase the number of shares available for grant under the 2017 Plan is being submitted for approval at the Annual Meeting in order to ensure that we have an adequate number of shares available for issuance in order to grant equity incentive compensation awards to our employees, executive officers and directors pursuant to our compensation programs. Approval by our stockholders of this amendment to the 2017 Plan is also required by the listing rules of Nasdaq. In connection with entering into the new Severance and Change in Control Agreements with each of our executive officers other than our Chief Executive Officer, on October 9, 2020, the Board of Directors also approved an amendment to the 2017 Plan for which approval by our stockholders was not required, to provide for an exception to the limitations on acceleration of vesting from the original grant vesting schedule when acceleration is otherwise provided for in an employment or other agreement with the Company, in addition to the cases of death, disability or change in control as previously provided. See “Executive Compensation — Compensation Discussion and Analysis — Fiscal Year 2020 Named Executive Officer Compensation — Termination and Change-in-Control-Based Compensation.”

Our Board, the Compensation Committee and management believe that the effective use of stock-based, long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2017 Plan maintains and enhances the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe the authorization of an additional 3,500,000 shares for issuance under our 2017 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. Additionally, in continued response to recommendations from our stockholders, we intend to continue to issue restricted stock unit awards to reduce the dilutive effect on

68

        PROPOSAL 2

stockholders from our equity incentive compensation program. Accordingly, our Board of Directors believes approval of the amendment to our 2017 Plan is in our best interests and those of the stockholders and recommends a vote ‘‘FOR’’ the approval of the amendment to the 2017 Plan.

The 2017 Plan includes the following provisions:

○	Types of Awards — any stock right awarded under the 2017 Plan must be in the form of a restricted stock unit or a restricted stock grant;

○	No Liberal Share Recycling — shares that are withheld to satisfy any tax withholding obligation related to any award will not again become available for issuance under the 2017 Plan;

○

Cap on the number of shares to be issued per year — no participant may receive awards for more than 500,000 shares of common stock in any fiscal year and non-employee directors may not receive awards that exceed $500,000 in aggregate grant date fair value in any calendar year (other than pursuant to an election to receive equity in lieu of cash for all or a portion of fees received for service on the Board of Directors or any committee thereof);

○

Minimum Vesting Period — all stock rights awarded must have a minimum vesting period of at least one year (we have historically provided for a four year vesting period for our equity incentive awards to employees, one year for directors, and intend to continue that practice);

○

Limited Acceleration of Vesting — the vesting of any stock right awarded under the 2017 Plan cannot be accelerated from the original grant vesting schedule except in the case of death, disability or change in control or as otherwise provided in an employment or other agreement with the Company;

○	No Dividends — we may not pay dividends or dividend equivalents before the vesting of the underlying award; and

○	Clawback Policy — awards will be subject to recoupment in accordance with the Company’s clawback policy then in effect.

A complete copy of the 2017 Plan, as it is proposed to be amended, is attached as Appendix B. The following summary description of the 2017 Plan is qualified in its entirety by reference to Appendix B.

Additional Equity Plan Information for Stock Options Previously Issued

As of October 7, 2020, there were 4,680,966 stock options outstanding with a weighted average exercise price of $24.62 and a weighted average remaining life of 1.24 years. All options granted vested 25 percent per year on the anniversary of the grant date. The following table provides additional information regarding vested stock options outstanding as of that date:

	Vested Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Years of Contractual Life
Substantially in-the-money options outstanding in excess of four years	—	—	—
Other options outstanding in excess of four years	4,680,966	$24.62	1.24
All options outstanding less than four years	—	—	—

Total vested options outstanding	4,680,966	$24.62	1.24

Material Features of the 2017 Plan

Eligibility. The 2017 Plan allows us, under the direction of our Compensation Committee, to make grants of restricted stock units and restricted stock awards, to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests and to closely link compensation with Company performance. The 2017 Plan provides an essential component of the total compensation package, reflecting the importance that we place on aligning the interests

69

PROPOSAL 2

of key individuals with those of our stockholders. All employees, members of the Board of Directors and consultants of the Company and its affiliates are eligible to participate in the 2017 Plan. As of October 7, 2020 we had approximately 2,663 individuals eligible to participate.

Limitations on Grants. As of October 7, 2020, we had 2,310,502 remaining shares of Common Stock available for issuance under the 2017 Plan. If this Proposal 2 is approved by our stockholders, the 2017 Plan will provide for the issuance of up to 3,500,000 additional shares. Additionally, up to 90,000 additional shares may be issued under the 2017 Plan if options outstanding under our 2003 Plan are cancelled or expire in the future without the issuance of shares of common stock, and up to 4,729,962 additional shares may be issued under the 2017 Plan if options and RSUs outstanding under our 2010 Plan are cancelled or expire in the future without the issuance of shares of common stock. No additional shares may be issued under our 2003 Plan or 2010 Plan. Under the 2017 Plan, each share of common stock issued as a restricted stock unit, counts against the number of total shares available for issuance under the 2017 Plan as one share. In addition, shares of common stock reserved for awards under the 2017 Plan that lapse or are canceled will be added back to the share reserve available for future awards on a one-to-one basis. However, shares of common stock tendered in payment for an award or shares of common stock withheld for taxes will not be available again for grant. The 2017 Plan provides that no participant may receive awards for more than 500,000 shares of common stock in any fiscal year. Additionally, for non-employee directors, the 2017 Plan provides that the aggregate grant date fair value of any stock rights granted in any calendar year cannot exceed $500,000 other than pursuant to an election to receive equity in lieu of cash for all or a portion of fees received for service on the Board of Directors or any committee thereof.

Restricted Stock Units and Restricted Stock. Restricted stock is common stock, and a restricted stock unit is a right to receive common stock, that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.

During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote; but he or she may not sell the shares until the restrictions are lifted. During the restricted period, the holder of a restricted stock unit does not have the rights and privileges of a regular stockholder until all restrictions set forth in the applicable award agreement have lapsed and the RSU is converted into common stock. With respect to any dividends which the Company may pay, no dividend payment will be made with respect to any restricted stock or restricted stock unit until the end of the applicable restricted period when the underlying vesting conditions have been met.

Plan Administration. In accordance with the terms of the 2017 Plan, our Board of Directors has authorized our Compensation Committee to administer the 2017 Plan. The Compensation Committee may delegate part of its authority and powers under the 2017 Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of the Company. In accordance with the provisions of the 2017 Plan, our Compensation Committee determines the terms of awards, including:

●	Which employees, directors and consultants will be granted awards;

●	The number of shares subject to each award;

●	The vesting provisions of each award with a minimum one-year vesting;

●	The termination or cancellation provisions applicable to awards; and

●	All other terms and conditions upon which each award may be granted in accordance with the 2017 Plan.

All equity grants must have a minimum of a one-year vesting period. Historically, our equity grants to employees have been granted under a four-year plus vesting schedule. The 2017 Plan specifically prohibits the acceleration of vesting except in the case of death, disability or change in control or as otherwise provided in an employment or other agreement with the Company.

70

PROPOSAL 2

Stock Dividends and Stock Splits. If our common stock is subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon issuance of an award will be appropriately increased or decreased proportionately, and adjustments will be made, including in the purchase price per share, if any, to reflect the subdivision, combination or stock dividend.

Corporate Transactions. Upon a merger or other reorganization event, our Board of Directors or an authorized committee, may, in its sole discretion, take any one or more of the following actions pursuant to the 2017 Plan, as to some or all outstanding awards:

●

Provide that all outstanding awards will be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event; and

●

With respect to stock grants and in lieu of any of the foregoing policy, the Board of Directors or an authorized committee may provide that, upon consummation of the transaction, each outstanding stock grant will be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such award (to the extent the stock grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Board of Directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction).

Amendments and Termination. The 2017 Plan may be amended by our stockholders. It may also be amended by our Board of Directors or Compensation Committee, provided that any amendment that is of a scope that requires stockholder approval as required by the rules of Nasdaq, or for any other reason is subject to obtaining such stockholder approval. However, no such action may adversely affect any rights under an outstanding award without the holder’s consent.

Duration of 2017 Stock Plan. The 2017 Plan will expire on September 14, 2027.

New Plan Benefits

Other than grants to our nonemployee directors as described above under ‘‘Executive Compensation, Director Compensation, Restricted and Unrestricted Stock Grants,’’ the amounts of future awards under the 2017 Plan are not determinable and will be granted at the sole discretion of the Board of Directors or authorized committee, including grants to our named executive officers, our current executive officers, our current directors who are not executive officers, associates of directors and executive officers and employees who are not executive officers although we anticipate that most of our grants will be in the form of RSUs and we will use most of the additional 3,500,000 shares proposed to be authorized to make grants in calendar year 2021 and beyond.

71

PROPOSAL 2

Existing Plan Benefits

The following is a list of restricted stock unit awards issued as of October 7, 2020 to our executives, directors and employees since the initial approval of the 2017 Plan.

Name and Position, or Group	Number of Shares Underlying RSUs
Named Executive Officers:
R. Bryan Riggsbee, CFO and Treasurer	213,787
Mark C. Capone, Former President and CEO	300,000
Jerry S. Lanchbury, Ph.D., Chief Scientific Officer*	90,068
Alexander Ford, President, Chief Operating Officer	111,525
Nicole Lambert, President of Myriad Women’s Health, Oncology, and International	56,358
Bernard J. Tobin, Former President of Myriad Autoimmune	70,000
Gary A. King, Former Executive Vice President of International	54,000
All current and former executive officers as a group	895,738
All current directors who are not executive officers as a group	262,496
Nominees for Director:
Dennis H. Langer M.D., J.D.	28,266
Lee N. Newcomer, M.D.	11,687
Rashmi Kumar	23,923
Each associate of directors, executive officers, or nominees	—
All employees, including all current officers who are not executive officers, as a group	1,489,049

*	Mr. Capone has received greater than 5 percent of the total awards granted to date under the 2017 Plan.

As of October 7, 2020 the closing price per share of our common stock was $13.07 as reported on the Nasdaq Global Select Market.

Federal Income Tax Considerations

The material Federal income tax consequences of the issuance and vesting of restricted stock and restricted stock units under the 2017 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2017 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Stock Grants:	With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits the shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he or she previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of unrestricted shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

72

PROPOSAL 2

The affirmative vote of a majority of the shares voted affirmatively or negatively for the proposal at the Annual Meeting is required to approve the amendment of the 2017 Plan.

✓

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT OF THE 2017 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN, AS AMENDED. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE APPROVAL OF THE AMENDMENT OF THE 2017 PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

73

PROPOSAL 3:

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee has appointed Ernst & Young LLP (‘‘EY’’) as our independent registered public accounting firm, to audit our financial statements for the six-month transition period ending December 31, 2020. The Board proposes that the stockholders ratify this selection, although such ratification is not required under Delaware law or our Restated Certificate of Incorporation, as amended, or our Restated By-Laws. EY has audited our financial statements since our fiscal year ended June 30, 2007. We expect that representatives of EY will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint EY, the Audit and Finance Committee reviewed auditor independence issues and existing commercial relationships with EY and concluded that EY has no commercial relationship with Myriad that would impair its independence for the six-month transition period ending December 31, 2020.

The following table presents fees for professional audit services provided by EY with respect to the last two fiscal years:

Type of Fee	Fiscal Year Ended June 30, 2020	Fiscal Year Ended June 30, 2019
Audit Fees	$1,701,921	$1,605,317
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	$ 197,000	—

Total	$1,898,921	$1,605,317

Audit Fees — Fees include audits of consolidated financial statements, quarterly reviews, reviews of registration statement filings, and consents related to SEC filings.

Audit-Related Fees — Fees include services for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “audit fees.” We did not engage Ernst and Young to perform any audit-related services.

Tax Fees — We did not engage EY to perform any tax related services.

All Other Fees — Fees include permitted advisory services and subscription to Ernst and Young accounting research.

Policy on Audit and Finance Committee Preapproval of Audit and Permissible Non-Audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit and Finance Committee has responsibility for appointing, setting compensation and overseeing the work of the independent public accounting firm. In recognition of this responsibility, the Audit and Finance Committee has established a policy to preapprove all audit and permissible non-audit services provided by our independent public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit and Finance Committee for approval.

1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

74

PROPOSAL 3

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm, engagement letters describing the scope of service and the anticipated fees are negotiated and approved by the Audit and Finance Committee. During the year, circumstances may arise in which it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original preapproval. In those instances, the Audit and Finance Committee requires specific preapproval before engaging our independent registered public accounting firm. The Audit and Finance Committee may delegate preapproval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit and Finance Committee at its next scheduled meeting.

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Annual Meeting is required to ratify the selection of our independent registered public accounting firm.

If our stockholders ratify the selection of EY, the Audit and Finance Committee may still, in its discretion, decide to select a different independent auditor at any time during the six-month transition period ending December 31, 2020, if it concludes that such a change would be in the best interests of Myriad and our stockholders. If our stockholders fail to ratify the selection, the Audit and Finance Committee will reconsider, but not necessarily rescind, the selection.

✓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

75

PROPOSAL 4:

APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR

NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your approval, on advisory basis, as required by Section 14A of the Securities Exchange Act of 1934, as amended, of the compensation of our named executive officers, as disclosed in this proxy statement. More specifically, we ask that you support the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, the compensation tables and any related material contained in this proxy statement with respect to our executive officers named in the Summary Compensation Table. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding the compensation of our named executive officers.

Our compensation philosophy is designed to align each executive’s compensation with our short- and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our named executive officers is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals.

As discussed in the Compensation Discussion and Analysis section, we believe the compensation paid to our President and CEO and other named executive officers is appropriate as supported by our performance in fiscal 2020. Two significant headwinds including the COVID-19 global pandemic and a transition in hereditary cancer current procedural terminology codes meaningfully detrimentally impacted our financial performance in fiscal year 2020. However, the Company successfully navigated these headwinds in fiscal year 2020, generated positive cash flow from operations through aggressive cost cutting measures in the second half of the fiscal year, and achieved our strategic objectives that we believe position the Company for long-term growth. These include:

-	Received reimbursement for GeneSight from UnitedHealthcare, the largest commercial payer in the United States.

-	Signed a master service agreement with a large pharmacy benefit manager in the United States to offer GeneSight to its commercial payer and self-funded employer customers.

-

Received reimbursement and launched the BRACAnalysis® Diagnostic System in Japan to help physicians determine which people affected with breast and ovarian cancer have Hereditary Breast and Ovarian Cancer (HBOC) syndrome.

-

Received U.S. Food and Drug Administration (FDA) approval for the myChoice CDx® test for use as a companion diagnostic by healthcare professionals to identify advanced ovarian cancer patients with positive homologous recombination deficiency status, who are eligible or may become eligible, for first-line maintenance treatment with Lynparza (olaparib) in combination with bevacizumab.

-

Received favorable new guidelines for Prolaris including the the National Comprehensive Cancer Network updated their professional guidelines to include Prolaris across all major risk categories and the European Urology Association Guidelines for 2020 recommending biomarker testing, including Prolaris for prostate cancer patients where there is clear clinical actionability.

-	Vectra was included in the American College of Rheumatology publication stating that the test was one of several disease activity measures that met a minimum standard for regular clinic use.

-

We ended the year with $255 million in cash, cash equivalents, and marketable investment securities and plan to continue to exercise a balanced approach to capital deployment, including investing for future growth, business development activities and returning cash to stockholders.

76

PROPOSAL 4

Based on this performance, we believe that the salary and annual cash incentive bonus paid to our President and CEO and our other named executive officers are in line with our compensation philosophy and goals. As evidence of our pay for performance philosophy, fiscal year 2020 total compensation paid in aggregate to our seven NEOs, including our President and CEO, was below the 50th percentiles of total compensation of our peer group as determined by Mercer under the 2020 Mercer Executive Compensation Review. With respect to the annual cash incentive bonus paid to our NEOs for fiscal year 2020, we paid between 38 percent and 50 percent, respectively, of the target awards, based on the level of accomplishment of the pre-determined incentive goals. These payments were made in the form of a one-time restricted stock grant with two year vesting. We made no cash payments under our long-term incentive program. For long-term incentive compensation, because the pre-established performance target was not fully met, we awarded 82 percent of the RSUs granted to our NEOs. We believe these actions are demonstrative of our pay for performance practices.

In accordance with the rules of the SEC, the following resolution, commonly known as a “Say-on-Pay” vote, is being submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers of Myriad Genetics, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the shares voted affirmatively or negatively at the Annual Meeting is required to approve, on an advisory basis, this resolution.

✓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

77

CORPORATE CODE OF CONDUCT

We have adopted a Corporate Code of Conduct that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer, and every member of our Board of Directors. A copy of the Corporate Code of Conduct is publicly available in the Investor Information – Understanding Myriad/Corporate Governance section of our website at www.myriad.com. Disclosure regarding any amendments to, or waivers from, provisions of our Corporate Code of Conduct that apply to our directors and principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of Nasdaq.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Due to a change in our fiscal year end from June 30th of each year to December 31st of each year, effective as of January 1, 2021, we expect to hold our 2021 Annual Meeting of Stockholders in June 2021. As a result of the date of the 2021 Annual Meeting of Stockholders being more than 30 days earlier than the anniversary date of the 2020 Annual Meeting of Stockholders, the regulations adopted by the SEC provide that, to be considered for inclusion in the proxy statement relating to the 2021 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) at our principal executive offices by a reasonable time before we begin to print and mail such proxy statement, which we consider to be on or before December 31, 2020.

To be considered for presentation at the 2021 Annual Meeting of Stockholders, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than the 90th day prior to the 2021 Annual Meeting of Stockholders and no later than the 60th day prior to the 2021 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2021 Annual Meeting of Stockholders is first made by the Company. Notwithstanding the foregoing, in the event that the number of directors is to be increased at the 2021 Annual Meeting of Stockholders and we do not issue a public announcement naming the nominees and specifying the size of the increase by the 70th day prior to the 2021 Annual Meeting of Stockholders , to be considered for presentation at the 2021 Annual Meeting of Stockholders, although not included in the proxy statement, nominations must be received no later than the tenth day following the day on which such public announcement is made. Proposals not received in a timely manner will not be voted on at the 2021 Annual Meeting of Stockholders. If a proposal is received in a timely manner, the proxies that management solicits for the 2021 Annual Meeting of Stockholders may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals must also comply with our Restated By-Laws, a copy of which is available by contacting our Secretary, and the corporate governance policies applicable to recommendations for the nomination of directors, copies of which are available in the Investor Information — Understanding Myriad/Corporate Governance section of our website at www.myriad.com. All stockholder proposals should be marked for the attention of: Secretary, Myriad Genetics, Inc., 320 Wakara Way, Salt Lake City, Utah 84108.

WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES AT YOUR EARLIEST CONVENIENCE.

Salt Lake City, Utah

October 15, 2020

OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2020 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE ON THE INTERNET AT WWW.MYRIAD.COM AND IS AVAILABLE (OTHER THAN THE EXHIBITS THERETO) IN PAPER FORM TO BENEFICIAL OWNERS OF OUR COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO: BENJAMIN G. JACKSON, SECRETARY, MYRIAD GENETICS, INC., 320 WAKARA WAY, SALT LAKE CITY, UTAH 84108 (801-584-3600). EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

78

APPENDIX A

GAAP to Non-GAAP Reconciliation

Condensed Consolidated Statements of Income — Operating Basis

(Unaudited data in millions, except per share amount)

	Years ended June 30,
	2020	2019
GAAP Net Income (Loss)	$(199.5)	$4.6
Acquisition — Integration related costs	0.6	21.8
Acquisition — amortization of intangible assets	60.7	59.0
Impairment of goodwill and intangibles	99.7	—
COVID-19 Costs	0.8	—
Leadership transition	2.7	—
Equity compensation	25.2	33.4
Non-recurring Legal Expenses	2.8	—
Elevate 2020 costs	13.3	13.2
Potential future consideration related to acquisitions	(2.8)	1.1
Settlement of hereditary cancer Qui Tam complaint	—	9.1
Sale of entities	(1.0)	—
Deferred tax impact of non-GAAP adjustments	(3.4)	2.2
Non-recurring valuation allowance expense	6.5	—
Tax effect associated with non-GAAP adjustments	(11.8)	(17.5)

Non-GAAP Net Income (Loss)	$(6.2)	$126.9

GAAP Diluted Earnings (Loss) Per Share	$(2.69)	$0.06
Adjustment to net income (loss)	$2.61	$1.61
Non-GAAP Diluted Earnings (Loss) Per Share	$(0.08)	$1.67

	Years ended June 30,
	2020	2019
GAAP Operating Income (Loss)	$(231.7)	$7.6
Acquisition — Integration related costs	0.6	21.8
Acquisition — amortization of intangible assets	60.7	59.0
Impairment of goodwill and intangible assets	99.7	—
COVID-19 costs	0.8	—
Leadership transition	2.7	—
Equity compensation	25.2	33.4
Non-Recurring Legal Expenses	2.8	—
Elevate 2020 costs	13.3	13.2
Potential future consideration related to acquisitions	(2.8)	1.1
Settlement of hereditary cancer Qui Tam complaint	—	9.1

Non-GAAP Operating Income (Loss)	$(28.7)	$145.2

	Years ended June 30,
	2020	2019
GAAP Free Cash Flow	$50.5	$75.1
Elevate 2020 costs	13.3	13.2
Non-recurring legal expenses	1.3	—
COVID-19 costs	0.8	—
Leadership transition	2.7	—
Acquisition — Integration related costs	0.6	21.8
Cash paid for contingent consideration in operating cash flows	—	1.5
Tax effect associated with non-GAAP adjustments	(5.2)	(10.2)

Non-GAAP Free Cash Flow	$64.0	$101.4

A-1

APPENDIX A

Use of Non-GAAP Financial Measures

We supplement our consolidated financial statements presented on a GAAP basis by providing additional measures which may be considered ‘‘non-GAAP’’ financial measures under applicable SEC rules. We believe that the disclosure of these non-GAAP financial measures provides additional insight into the ongoing economics of our business and reflects how we manage our business internally, set operational goals and forms the basis of our management incentive programs. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States and should not be viewed in isolation or as a substitute for reported, or GAAP, net income and diluted earnings per share.

Our ‘‘Non-GAAP Net Income’’ and ‘‘Non-GAAP diluted EPS’’ financial measures exclude the following items from GAAP net income and diluted earnings per share:

1. Acquisitions — amortization of intangible assets

Represents recurring amortization charges resulting from the acquisition of intangible assets, including developed technology and database rights.

2. Acquisitions — integration related costs

Costs related to closing and integration of acquired companies.

3. Equity compensation

Non-cash equity-based compensation provided to Myriad employees.

4. Deferred Tax impact of non-GAAP adjustments

Changes in effective tax rate based upon ASU 2016-09 and the deferred tax impact of non-deductible acquisition costs.

5. Non-recurring legal expenses

One-time legal expenses tied to non-recurring events.

6. Potential future consideration related to acquisitions

Non-cash expenses related to valuation adjustments of earn-out and milestone payments tied to recent acquisitions.

7. COVID-19 costs

One-time expenses associated with the COVID-19 global pandemic.

8. Sale of entities

One-time gain on disposition of German clinic.

9. Settlement of Hereditary Cancer Qui Tam Complaint

Expenses tied to the one-time settlement of the Qui Tam Complaint against Myriad around hereditary cancer billing.

10. Elevate initiatives

Expenses tied to Elevate 2020 program.

11. Leadership transition

One-time expenses related to the leadership transition.

12. Impairment of Goodwill and Intangibles

One-time impairment charges on intangible assets and goodwill tied to Company acquisitions.

13.Non-recurring valuation allowance expense

One-time adjustment to deferred tax asset.

A-2

Appendix B

MYRIAD GENETICS, INC.

2017 EMPLOYEE, DIRECTOR AND CONSULTANT EQUITY INCENTIVE PLAN(as proposed to be amended on December 4, 2020)

1.	DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Myriad Genetics, Inc. 2017 Employee, Director and Consultant Equity Incentive Plan, as amended, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Cause means, with respect to a Participant (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.

Change of Control means the occurrence of any of the following events:

(i)

Ownership. Any ‘‘Person’’ (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the ‘‘Beneficial Owner’’ (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii)

Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

(iii)	‘‘Change of Control’’ shall be interpreted, if applicable, in a manner, and limited to the extent necessary, so that it will not cause adverse tax consequences under Section 409A.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan, the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code.

B-1

Appendix B

Common Stock means shares of the Company’s common stock, $.01 par value per share.

Company means Myriad Genetics, Inc., a Delaware corporation.

Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Fair Market Value of a Share of Common Stock means:

(1)

If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)

If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3)	If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, ‘‘Participant’’ shall include ‘‘Participant’s Survivors’’ where the context requires.

Plan means this Myriad Genetics, Inc. 2017 Employee, Director and Consultant Equity Incentive Plan, as amended.

Restricted Stock Grant means a grant by the Company of Shares under the Plan that are subject to a lapsing forfeiture or repurchase right.

Restricted Stock Unit Award means a grant by the Company under the Plan of an unfunded, unsecured commitment by the Company to deliver a pre-determined number of Shares to a Participant at a future time in accordance with the terms and conditions of the award agreement and the Plan.

Securities Act means the Securities Act of 1933, as amended.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — a Restricted Stock Grant or a Restricted Stock Unit Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

B-2

Appendix B

2.	PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of Restricted Stock Grants and Restricted Stock Unit Awards and shall not allow for the grant of stock options.

3.	SHARES SUBJECT TO THE PLAN.

(a)

Commencing on December 4, 2020, the number of Shares which may be issued from time to time pursuant to this Plan shall not exceed 5,810,502[1] Shares of Common Stock, plus (i) any Shares of Common Stock that are represented by options previously granted under the Company’s 2003 Employee, Director and Consultant Stock Option Plan, as amended, and (ii) any Shares of Common Stock that are represented by options or restricted stock units previously granted under the 2010 Employee, Director and Consultant Equity Incentive Plan, as amended, that are forfeited, expire or are cancelled without delivery of Shares of Common Stock, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 18 of this Plan; provided, however, that as of December 4, 2020 no more than 4,819,962[2] shares shall be added to the plan pursuant to subsections (i) and (ii).

(b)

If any Restricted Stock Unit Award expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued or the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Restricted Stock Grant, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued.[3]

4.	ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

(a)	Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b)	Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c)	Determine the number of Shares for which a Stock Right or Stock Rights shall be granted, provided, however, that in no event shall:

(i)	Stock Rights with respect to more than 500,000 Shares be granted to any Participant in any fiscal year; and

(ii)

the aggregate grant date fair value of Shares to be granted to any non-employee director under the Plan in any calendar year may not exceed $500,000; provided however that the foregoing limitation shall not apply to Stock Rights made pursuant to an election to receive equity in lieu of cash for all or a portion of fees received for service on the Board of Directors or any Committee thereof.

1

Balance consists of 2,310,502 remaining shares available for issuance under the 2017 Plan as of October 7, 2020 and 3,500,000 additional shares subject to stockholder approval at the annual meeting of stockholders to be held on December 4, 2020.

2

This number consists of options to purchase 90,000 shares of common stock that are outstanding under the 2003 Plan, and options to purchase 4,590,966 shares of common stock and unvested restricted stock units representing 138,996 shares of common stock under the 2010 Plan

3	As of October 7, 2020, unvested restricted stock units representing 1,322,339 shares of common stock are outstanding under the 2017 Plan.

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Appendix B

(d)

Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; provided, however, that except in the case of death, disability or Change of Control or as otherwise provided in an employment or other agreement between the Participant and the Company, Stock Rights shall not vest, and any right of the Company to restrict or require Shares subject to a Stock Grant shall not lapse, less than one year from the date of grant and no dividends or dividend equivalents shall be paid on any Stock Right prior to the vesting of the underlying Shares;

(e)

Amend any term or condition of any outstanding Stock Right, provided that no such change shall impair the rights of a Participant under any grant previously made without such Participant’s consent; provided however, except as otherwise provided in an employment or other agreement between the Participant and the Company, the Administrator is not authorized to accelerate the vesting schedule of an outstanding Stock Right except in the case of death, disability or Change of Control; and

(f)

Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of potential tax consequences under Section 409A of the Code. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any ‘‘officer’’ of the Company (as defined by Rule 16a-1 under the Exchange Act).

5.	ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.	TERMS AND CONDITIONS OF RESTRICTED STOCK GRANTS.

Each Restricted Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a)

Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Restricted Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of grant of the Restricted Stock Grant;

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Appendix B

(b)	Each Agreement shall state the number of Shares to which the Restricted Stock Grant pertains;

(c)

Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Restricted Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any within the parameters set forth in the Plan; and

(d)

Dividends (other than stock dividends to be issued pursuant to Section 18 of the Plan) may accrue but shall not be paid prior to the time, and only to the extent that, the restrictions or rights to reacquire the Shares subject to the Restricted Stock Grant lapse.

7.	TERMS AND CONDITIONS OF RESTRICTED STOCK UNIT AWARDS.

Each Restricted Stock Unit Award to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Restricted Stock Unit Award without the issuance of Shares, the terms of any vesting conditions within the parameters set forth in the Plan, or events upon which Shares shall be issued provided that dividends (other than stock dividends to be issued pursuant to Section 18 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and only to the extent that, the Shares subject to the Restricted Stock Unit Award vest.

The Company intends that the Plan and any Restricted Stock Unit Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Restricted Stock Unit Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 7.

8.	PAYMENT IN CONNECTION WITH THE ISSUANCE OF RESTRICTED STOCK GRANTS AND ISSUE OF SHARES FOR STOCK RIGHTS.

Any Restricted Stock Grant requiring payment of a purchase price for the Shares as to which such Restricted Stock Grant is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Restricted Stock Grant, or (c) at the discretion of the Administrator, by any combination of (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.

The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Right was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes ‘‘reasonably promptly,’’ it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or ‘‘blue sky’’ laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

9.	RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after issuance of Shares as set forth in any Agreement and tender of the aggregate purchase price, if any, for the Shares being purchased, and registration of the Shares in the Company’s share register in the name of the Participant.

10.	ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value.

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Appendix B

The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime, a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

11.	EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED RESTRICTED STOCK GRANTS AND RESTRICTED STOCK UNIT AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Restricted Stock Grant or a Restricted Stock Unit Award and paid the purchase price, if required, such grant shall terminate.

For purposes of this Paragraph 11 and Paragraph 12 below, a Participant to whom a Stock Right has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 11 and Paragraph 12 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

12.	EFFECT ON RESTRICTED STOCK GRANTS AND RESTRICTED STOCK UNIT AWARDS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a termination of service for any reason (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 13, 14, and 15, below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Restricted Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed or cancel a Restricted Stock Unit Award without the issuance of any additional Shares thereunder.

13.	EFFECT ON RESTRICTED STOCK GRANTS AND RESTRICTED STOCK UNIT AWARDS OF TERMINATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:

(a)

All Shares subject to any Restricted Stock Grant that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right and Restricted Stock Unit Awards for which Shares have not been issued shall be immediately forfeited to the Company as of the time the Participant is notified his or her service is terminated for Cause.

(b)

Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Restricted Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right and Restricted Stock Unit Awards for which Shares have not been issued on the date of termination shall be immediately forfeited to the Company.

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Appendix B

14.	EFFECT ON RESTRICTED STOCK GRANTS AND RESTRICTED STOCK UNIT AWARDS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of the Participant’s termination due to Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Right through the date of the Participant’s termination due to Disability as would have lapsed had the Participant not been terminated due to Disability. The proration shall be based upon the number of days accrued prior to the date of the Participant’s termination due to Disability.

The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

15.	EFFECT ON RESTRICTED STOCK GRANTS AND RESTRICTED STOCK UNIT AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall lapse in full on the Participant’s date of death.

16.	PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Shares under the Plan unless and until the following conditions have been fulfilled:

(a)

The person who receives a Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such Stock Right:

‘‘The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

(b)	At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

17.	DISSOLUTION OR LIQUIDATION OF THE COMPANY.

If the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, all Restricted Stock Grants and Restricted Stock Unit Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void and any outstanding Restricted Stock Unit Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

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Appendix B

18.	ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.

(a)

Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.

(b)

Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a ‘‘Corporate Transaction’’), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the ‘‘Successor Board’’), shall:

(i)

as to outstanding Restricted Stock Unit Awards, either (a) make appropriate provision for the continuation of such Restricted Stock Unit Awards by substituting on an equitable basis for the Shares then subject to such Restricted Stock Unit Awards either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (b) terminate such Restricted Stock Unit Awards in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock which would have been issued pursuant to such Restricted Stock Unit Award. For purposes of determining the payments to be made in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.

(ii)

as to outstanding Restricted Stock Grants either, (a) make appropriate provision for the continuation of such Restricted Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Restricted Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (b) terminate such Restricted Stock Grants in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Restricted Stock Grant; and

In taking any of the actions permitted under this Paragraph 18(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 18, including, but not limited to the effect of any, Corporate Transaction or Change of Control and, subject to Paragraph 4, its determination shall be conclusive.

(c)

Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant shall be entitled to receive after the recapitalization or reorganization for the price paid, if any, the number of replacement securities which would have been received if such Shares had been issued prior to such recapitalization or reorganization.

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Appendix B

19.	ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

20.	FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the Participant shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

21.	WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.

22.	TERMINATION OF THE PLAN.

The Plan will terminate on September 14, 2027, the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

23.	AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

24.	EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

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Appendix B

25.	SECTION 409A.

If a Participant is a ‘‘specified employee’’ as defined in Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of his separation from service, to the extent any payment under this Plan or pursuant to the grant of a Restricted Stock Unit Award constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to a Restricted Stock Unit Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.

The Administrator shall administer the Plan with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A of the Code comply with the requirements thereof, but neither the Administrator nor any member of the Board, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to a Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.

26.	INDEMNITY.

Neither the Board nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

27.	CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy then in effect is triggered.

28.	GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

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MYRIAD GENETICS, INC. ATTN: CORPORATE SECRETARY 320 WAKARA WAY SALT LAKE CITY, UT 84108 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 3, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/MYGN2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 3, 2020. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D25476-P45433 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY MYRIAD GENETICS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of three Class III Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate) to serve until the 2023 Annual Meeting of Stockholders. Nominees: 01) Rashmi Kumar 02) Dennis H. Langer, M.D., J.D. 03) Lee N. Newcomer, M.D. For All Withhold All For All Except [    ] [    ] [    ] To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To approve a proposed amendment to our 2017 Employee, Director and Consultant Equity Incentive Plan, as amended, to replenish the share pool for equity grants. [    ] [    ] [    ] 3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the six month transition period ending December 31, 2020 (the interim period before commencing our new calendar fiscal year on January 1, 2021). [    ] [    ] [    ] 4. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement. [    ] [    ] [    ] In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. This Proxy, when executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NOTE: Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D25477-P45433 MYRIAD GENETICS, INC. 320 Wakara Way Salt Lake City, Utah 84108 ANNUAL MEETING OF STOCKHOLDERS DECEMBER 4, 2020 THIS PROXY IS BEING SOLICITED BY MYRIAD GENETICS, INC.’S BOARD OF DIRECTORS The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice Regarding the Availability of Proxy Materials in connection with the 2020 Annual Meeting of Stockholders to be held at 8:00 a.m., MST, on Friday, December 4, 2020, and to be held virtually at the following URL: www.virtualshareholdermeeting.com/MYGN2020. The company hereby appoints Paul J. Diaz and R. Bryan Riggsbee, and each of them (with full power to act alone) the attorneys and proxies of the undersigned, with power of substitution to each, and authorizes each of them to represent the undersigned and to vote all shares of the Common Stock of MYRIAD GENETICS, INC. registered in the name provided herein which the undersigned is/are entitled to vote at the 2020 Annual Meeting of Stockholders, and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act on the proposals set forth in said Proxy as specified by the undersigned. SEE REVERSE SIDE FOR ALL PROPOSALS. The proxies will vote in accordance with the Board of Directors’ recommendations where a choice is not specified and in their discretion on any other matters as may properly come before the meeting or any adjournments or postponements thereof. Continued and to be signed on reverse side